[Golden Rainbow logo] The Golden Rainbow
A James Advised Mutual Fund(SM)


                              TABLE OF CONTENTS




                                        Page
 Fees and Expenses                        2
 Financial Highlights                     2
 Who Should Invest in the Fund?           3
 The Fund and Its Objective               3
 How to Buy Shares                        6
 How to Redeem Shares                     8
 Free Repurchase                          8
 Systematic Withdrawal Plan               8
 Direct Deposits                          9
 How Fund Shares are Priced               9
 Taxes                                    9
 Yield                                   10
 Management of the Fund                  11
 Distributor                             12
 Multiple Class Distribution             13
 Description of Shares                   13
 Custodian and Transfer Agent            13
 Counsel and Auditors                    13
 Additional Information                  14
 Application                             15

The Golden Rainbow A James Advised Mutual Fund(sm) (the "Fund") is a series of Flagship Admiral Funds Inc.(sm) (the "Corporation") a series, open-end, diversified mutual fund with five series outstanding. The Fund seeks to provide total return through a combination of growth and income from investing in equity and/or debt securities and preservation of capital in declining markets. The Fund will attempt to provide total return in excess of the rate of inflation over the long term (three to five years). No assurance can be given that the Fund will achieve its objective. The Fund may invest in equity securities traded on any national stock exchange or NASDAQ or in debt securities that are rated "A" or better by Moody's or S&P, or if unrated, of equivalent quality, as well as equity and debt securities of non-United States issuers and American Depositary Receipts. The Fund may invest its assets in any combination of securities and is not limited with respect to the proportion invested in any category.


Account Information:
toll free at 1-800-543-8721


This Prospectus sets forth concisely the information about the Fund that you should know before investing in shares of the Fund. A Statement of Additional Information dated October 26, 1995, containing additional information about the Fund has been filed with the Securities and Exchange Commission, and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by telephoning or writing to the Fund. Please read and retain this Prospectus for future reference.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.



October 26, 1995

FEES AND EXPENSES


      Shareholder
      Transaction
        Expense             Annual Fund Operating Expenses After
----------------------          Fee Waivers & Reimbursement
  Maximum      Maximum                 Arrangements*
 Front End      CDSL      ----------------------------------------
Sales Load     Imposed                                  Total Fund
Imposed On       On     Management  12b-1     Other     Operating
 Purchases   Purchases       Fee      Fee   Expenses     Expenses
----------     --------    --------    ---    -------   ----------
4.20%            N/A         .74%     .30%     .16%        1.20%

                           Example of Expenses
              ----------------------------------------------
Total Fund               An Investor in the Fund
 Operating       Would Pay the Following Dollar Amount of
 Expenses        Expenses on a $1,000 Investment Assuming
  Without        (1) 5% Annual Return and (2) Redemption
 Waiver Or              at the End of Each Period
Reimburse-    ----------------------------------------------
   ment        1 Year      3 Years     5 Years     10 Years
----------     --------    --------    --------   ----------
   1.30%         $54         $78        $105         $181


* Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. The Adviser has agreed to waive a portion of its fees to the extent total fund operating expenses exceed the above stated amount. Persons who indirectly purchase Fund shares through intermediaries may pay fees charged by such intermediaries in addition to the expenses and fees of the Fund shown above.


The preceding prescribed table is meant to assist an investor in understanding the various costs and expenses that may directly or indirectly be incurred as a result of an investment in the Fund. As indicated in the expense table, the Fund utilizes a 12b-1 plan and management fee, both of which are more fully described herein. These expenses should not be considered a representation of past or future expenses as actual expenses may be greater or less than those shown.



FINANCIAL HIGHLIGHTS


The following data have been derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors whose reports and related notes appear in the Statement of Additional Information.



The following table provides per share income and capital changes for a share of capital stock of the Fund outstanding from July 1, 1991 (commencement of operations), to June 30, 1995.


                           Income from Investment
                                 Operations                        Less Distributions
                       -----------------------------    ----------------------------------------
                                    Net
                                  Realized
               Net                   &
              Asset             Unrealized            Dividends    Distri-                            Net
              Value       Net       Gain      Total      (From     butions                           Asset
   Year    Beginning    Invest-    (Loss)      From       Net       (From     Returns     Total      Value
  Ended        of        ment        on    Investment Investment   Capital      of       Distri-     End of
 June 30,    Period     Income  Securities Operations   Income)     Gains)    Capital    butions     Period
---------     -------   -------    -------    -------    -------    -------    -------    -------  ---------
   1992      $15.00      $.87      $ .90      $1.77       $.87       $.02       $--       $ .89      $15.88
   1993       15.88       .76       2.05       2.81        .75        .13        --         .88       17.81
   1994       17.81       .66       (.89)      (.23)       .66        .25        --         .91       16.67
   1995       16.67       .69       1.94       2.63        .68        .35        --        1.03       18.27

                                Ratios/Supplemental Data
                        -----------------------------------------
                                              Ratio
                                                of
                                   Ratio       Net
                                     of    Investment
                                  Expenses    Income
                          Net        to         to
   Year                 Assets    Average    Average    Portfolio
  Ended       Total     End of      Net        Net       Turnover
 June 30,    Return     Period     Assets     Assets       Rate
---------     -------   -------    -------    -------   ---------
   1992       11.91%   $124,563     1.09%      5.51%      10.48%
   1993       18.09     179,209     1.02       4.44       38.42
   1994       (2.69)    188,747      .96       3.70       30.64
   1995       16.55     191,473     1.04       4.05       48.46


The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

WHO SHOULD INVEST IN THE FUND?



The Fund is specially designed for investors who seek total return from investments in equity and debt securities and who also seek capital preservation in declining markets. The Fund's investment adviser expects to invest in securities that make the Fund a suitable investment for individuals wishing to make long-term investments, Individual Retirement Accounts, Keogh Plans and other retirement or pension oriented plans, trusts or accounts. The Fund's shares are offered to individuals or entities which are customers of a securities dealer affiliated with Citizens Federal Bank, F.S.B., ("Citizens Federal") or trust customers of Citizens Federal.

The minimum initial investment in the Fund is $5,000, except for qualified individual retirement plans which have a $2,000 minimum initial investment. Its shares are sold at a public offering price that is equal to the net asset value per share plus a sales charge through affiliated securities dealers of Citizens Federal. Shares are sold at net asset value to investors through trust accounts at Citizens Federal. Shares redeemable without any redemption charge. In addition, the Fund has adopted a plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") that permits the Fund to spend up to .40% annually of its average daily net assets for certain expenses related to the distribution of its shares (see "The Distributor"). The Fund expects to pay dividends quarterly.


THE FUND AND ITS OBJECTIVE

The Fund's investment objective is to provide total return through a combination of growth and income primarily in equity and/or debt securities and preservation of capital in declining markets. The Fund's investment objective is a fundamental policy that cannot be changed without authorization by a vote of a majority of the outstanding shares of the Fund. The Fund will seek to provide total return in excess of the rate of inflation over the long term (three to five years). The Manager of the Fund is Flagship Financial Inc. (the "Manager"), and the Investment Adviser is James Investment Research, Inc. (the "Adviser").


To accomplish the foregoing investment objective, the Fund intends to invest its assets in a portfolio consisting of equity securities traded on a national securities exchange or NASDAQ; high grade debt securities rated "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P"), or unrated securities determined by the Adviser to be of equivalent quality; securities issued or guaranteed by the United States government or its agencies or instrumentalities; equity and dollar denominated debt securities of non-United States issuers; United States domiciled closed-end mutual funds which invest in the securities of non-United States issuers; preferred stock rated "A" or better; and convertible securities including convertible bonds, which shall be treated as equity and not debt securities for purposes of determining investment quality.


Investment Strategy

The Adviser does its own research using quantitative databases and statistical expertise. It utilizes a number of elements to help predict future stock and bond price movements. When selecting equity securities, the Adviser focuses on value, neglect or limited following by Wall Street analysts and on management commitment and assesses a number of fundamental factors such as earnings, earnings trend, price earnings multiples, return on assets, and balance sheet data as well as other proprietary calculations to identify stocks which it considers undervalued.

The Adviser expects that the fixed income portion of the Fund portfolio will consist primarily of U.S. Treasury securities or high grade corporate bonds. In addition, when the Adviser believes that interest rates will fall, it expects that it may extend maturities in anticipation of capital appreciation in the bonds. If the Adviser believes that interest rates may rise, it expects to seek capital preservation through the purchase of shorter term bonds.


Under normal market conditions the Adviser expects that the Fund will hold both debt and equity securities, the proportions of which are not fixed and may invest up to 90% of its assets in either debt or equity securities and, for temporary defensive purposes, may invest up to 100% of its assets in short term U.S. Government or high quality money market instruments or repurchase agreements collateralized by such securities or any other security of equivalent quality deemed appropriate. The Adviser expects that the bulk of the portion of the Fund's assets invested in equities will be invested in New York Stock Exchange listed equity securities, but the bulk of the Fund's assets could consist of American Stock Exchange and over-the-counter traded equity securities in appropriate circumstances, such as when they are determined to be undervalued by the Adviser. The Fund may also invest in closed-end funds which invest in the securities of non-United States issuers, foreign equity securities, or American

Depositary Receipts of such securities. See "Non-United States Securities." The Fund may invest in the following types of securities in any proportion: convertible preferred and common stocks, long and short term debt securities, money market instruments, repurchase agreements, and "when issued" securities of any of the above, as well as new types of securities that may be created in the future, but will do so only to the extent such investment is compatible with its investment objective. The Fund may invest in debt obligations of any maturity and will select such investments consistent with its anticipated needs for liquidity to meet redemptions.

The Fund will limit its holdings of debt securities to issues rated, at the time of purchase, "A" or better by either Moody's, or S&P, respectively or other issues believed by the Adviser to be of at least comparable quality. Securities rated A are judged by Moody's to be upper medium grade obligations, security for principal and interest of which are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future. S&P believes debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

The Fund may invest up to 10% of its assets in money market funds or closed-end funds (which invest in the securities of non-United States issuers) which are registered investment companies, subject to the requirements of applicable law. Such investments could result in stockholders paying duplicate or multiple fees, as such money market or closed-end funds incur expenses similar to those of the Fund. The Adviser will only invest in money market funds or closed-end funds when it believes the yields on such funds are beneficial even including multiple fees. Risks associated with investment in the securities of non-United States issuers and closed-end funds which invest in the securities of non-United States issuers are discussed below under "Non-United States Securities."

American Depositary Receipts

American Depositary Receipts (ADR's) represent interests in underlying equity securities of non-United States issuers which do not trade directly in the United States. ADR programs may be sponsored by the issuers or unsponsored, that is, organized without the issuer's assistance. Generally, the underlying equity securities are deposited with a bank or other financial institution and the ADR is traded, representing an interest in the shares on deposit and entitling the owner of the ADR to interest and dividend income from the shares pursuant to the contractual arrangements relating to the ADR program. ADR's often trade at a lower price than the underlying security and may be less liquid, but at the same time provide a potential for greater yields.

Non-United States Securities

The Fund may invest up to 30% of its assets in securities issued by non-United States issuers and up to 10% of its assets in investment companies including closed-end funds which invest in the securities of non-United States issuers. Investments in securities of non-United States issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Securities denominated or quoted in currencies other than the U.S. dollar will have their value affected by changes in foreign currency exchange rates and such changes may affect unrealized appreciation or depreciation, although the Fund will attempt to hedge such risks. See "Hedging". With respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


There may be less publicly available information about a non-United States company than about a United States company, and such a company may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of United States companies. Non-United States securities markets (other than Japan), while growing in volume, have, for the most part, substantially less volume than United States markets, and securities of many non-United States companies are less liquid and their prices more volatile than securities of comparable United States companies. Transaction costs on non-United States securities markets are generally higher than in the United States and settlement procedures are often not as regulated as in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the United States. The Fund may have greater difficulty taking appropriate legal action with respect to foreign investments in non-United States courts than with respect to domestic issuers in United States courts.

Dividend and interest income from non-United States securities will generally be subject to withholding taxes by the country in which the issuer is located and the Fund will not be able to pass through to its stockholders foreign tax credits or deductions with respect to these taxes.

Other Policies

Among other things, the Fund may not make loans (other than repurchase agreements), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities pursuant to ("SEC") requirements and the exchanges on which such securities are traded; invest more than 25% of the value of its assets in one industry; or issue securities senior to its stock.


Repurchase Agreements

The Fund may enter into repurchase agreements and may invest up to 5% of its assets in repurchase agreements longer than seven days in order to realize additional income. Repurchase agreements are generally agreements under which the Fund obtains securities subject to resale to the seller at an agreed upon price and date. The repurchase agreement must be fully collateralized at all times by securities with a value at least equal to 100% of the current market value of the loaned securities. There are certain risks associated with such transactions which are described in the Statement of Additional Information. As with any extension of credit, there are risks of delay in recovery and loss of rights in collateral should the borrower of the securities fail financially.

Loans of Securities

The Fund may make loans of its portfolio securities in order to realize additional income. All such loans shall be fully collateralized. There are certain risks associated with such transactions which are discussed in the Statement of Additional Information. As with any extension of credit, there are risks of delay in recovery and loss of rights in collateral should the borrower of the securities fail financially.

Hedging

The Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the Fund's assets will be committed to hedging transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any hedging transaction is a function of numerous variables including market conditions. The ability of the Fund to utilize these hedging transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

Risks

Hedging transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Fund can realize on its investments or cause the Fund to hold a security it might otherwise sell. The use of currency transactions can result in the Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possibly income, and such losses can be greater than if the hedging transactions had not been utilized.

Borrowing

The Fund may borrow from time to time on a temporary basis in amounts up to 33-1/3% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Adviser will only cause the Fund to borrow when there is an expectation it will benefit the Funds.


Fundamental Restrictions

The Fund as a whole has adopted a number of fundamental investment restrictions, which may not be changed without the approval of its stockholders. These restrictions are set forth in the Statement of Additional Information. Other than such restrictions and the fundamental objective above, the Fund has no investment policies which it considers fundamental.


Restricted Securities

The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Due to the illiquid nature of restricted securities, if the Funds were forced to sell such securities, it might have to do so at a disadvantageous price.

                              HOW TO BUY SHARES

Shares of the Fund are sold in a continuous offering at a public offering price that is equal to net asset value per share next determined after a purchase order is received by the Fund plus a sales charge as shown below (see "How Fund Shares are Priced"). The minimum initial investment in the Fund is $5,000, except for qualified individual retirement plans which have a $2,000 minimum. Additional purchases of $100 or more may be made at any time.


Retail Shares

                                    Total Sales Charge
                             ------------------------------
                              Percentage of    Percentage of   Dealer Concession or Agency
    Size of Transaction         Offering         Net Asset       Commission as Percentage
 At Public Offering Price         Price            Value            of Offering Price
-------------------------------------------------------------------------------------------
Less than $ 50,000                4.20%            4.38%                   3.70%
$ 50,000 to $ 100,000             4.00             4.18                    3.50
$ 100,000 to $ 250,000            3.50             3.65                    3.00
$ 250,000 to $ 500,000            2.50             2.61                    2.00
$ 500,000 to $1,000,000           2.00             2.09                    1.50
$1,000,000 to $2,000,000           .50              .52                     .30

Shares of the Fund are sold to individuals or entities who hold their shares in individual or master trust accounts at Citizens Federal, including Individual Retirement Accounts, Keogh Plans, pension plans, bank and/or savings and loan trust departments, trusts or accounts, including individuals who have signed trust agreements. Such shares are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced"). Purchases may also be made as described below under "Purchase For Trust Accounts Through Dealers." In addition, shares of the Fund may be purchased, in amounts less than the minimum purchase amount, by officers, directors and employees of the Fund, the Adviser, the Manager, or the Distributor, and any such person's spouse, children, and trustees or custodians of any qualified pension or profit sharing plan or IRA established for the benefit of such person. Such person should request instructions on how to invest or redeem from Flagship Funds Inc. (the "Distributor"). The Fund reserves the right to reject any order for shares.

Purchase For Trust Accounts Through Dealers

To purchase shares through a dealer, you should direct your dealer to contact Flagship Funds Inc. (the "Distributor") to request information on the Fund and on Citizens Federal's process for establishing the necessary trust accounts. The Distributor can be reached toll free at 1-800-414-7447. After establishing an account, an investor may, either directly or through a broker, purchase shares of the Fund. For purchases made through a dealer, that dealer will be designated as the broker of record for those account assets. The public offering price is the Funds's net asset value. Because the Fund determines net asset value daily as of the close of trading (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, the dealer must transmit your request to Citizens Federal prior to such time in order for your order to be executed at the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between the investor and the dealer placing the order.

Automatic Investment Plan

The Fund offers current shareholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. Each month the amount you specify ($100 minimum) will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Shareholders can change the amount or discontinue their participation in the plan by written notice to the Shareholder Services Agent thirty (30) days prior to fund transfer date. Because a sales charge is applied on new shares purchased, it would be disadvantageous to purchase shares while also making systematic withdrawals.

Letter of Intent (Retail Shares only)

A shareholder may qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) the signed, non-binding Letter of Intent section on the application form. All investments in retail shares of the Fund count toward the indicated goal. Please see the Statement of Additional Information for further details.

Escrow provision: It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the Shareholder's Account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the Shareholder's Open Account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the Shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the shareholder's account will be deposited to his Account or delivered to him or to his order.
If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the shareholder. The shareholder or his dealer will inform the Shareholder Services Agent that this Letter is in effect each time a purchase is made.


General


All funds will be fully invested in full and fractional shares. All dividends declared will be paid in the form of additional full and fractional shares at net asset value unless the Fund has received an election in writing from the stockholder to receive such dividends in cash. Such dividends can be deposited electronically into a shareholder's Citizens Federal or other bank account using the Automated Clearing House ("ACH") system. See "Direct Deposits."


The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement.

HOW TO REDEEM SHARES


Stockholders should advise their financial consultant of their desire to redeem shares. Upon receipt by the Fund of a proper redemption request, the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Neither the Distributor nor the Fund charges a fee or a commission for redemption, except that the Fund may charge a fee for wiring redemption proceeds.

Signature Guarantee

The Shareholder Services Agent may require a signature guarantee on certain written transaction requests. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing.

FREE REPURCHASE

A shareholder who has redeemed shares may repurchase shares at net asset value without incurring the applicable sales charge. Such a purchase must be in an amount between the stated minimum investment of such fund and the amount of the proceeds of redemption within one year of the redemption. This feature may be exercised by a shareholder only twice per calendar year. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemptions resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules.

SYSTEMATIC WITHDRAWAL PLAN

Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $100 or more as specified by the shareholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the shareholder's account. To the extent that SWP redemptions exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by the Shareholder Services Agent. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a shareholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The Shareholder by written instructions to the Shareholder Services Agent may withdraw from the program, change the payee or change the dollar amount of each payment. The Shareholder Services Agent may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by the Shareholder Services Agent on 60 days' notice in writing to the shareholder in the event that the

Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.

DIRECT DEPOSITS

Shareholders can have dividends or SWP redemption proceeds deposited electronically into their Citizens Federal or other bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must (1) fill out the appropriate section of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which funds are to be deposited. Once the Shareholder Services Agent has received the application and the voided check, such shareholder's designated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a shareholder may terminate participation at any time by written notice to the Shareholder Services Agent.


HOW FUND SHARES ARE PRICED

For purposes of pricing purchases and redemptions, the net asset value of the Fund is separately determined by Fifth Third Bank as of the close of trading on the New York Stock Exchange on each day that the Exchange is open for business, except for Ohio bank holidays, (and will also be computed as of 4:00 p.m. New York time on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfolio securities of the Fund such that the Fund's net asset value per share might be affected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares outstanding at the time the determination is made.


Assets of the Fund for which market quotations are readily available are valued at market value. Equity securities are valued at the last sale price on the exchange on which they are traded, but if no trades have occurred that day at the mean of the bid and asked prices. Over-the-counter securities are valued at the mean of the bid and asked prices as are listed debt securities. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC unless conditions indicate otherwise. Other assets and securities are valued at their fair value as determined in good faith under procedures established by the Fund's Board of Directors.


TAXES

The following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for information regarding any state, local or foreign taxes that may be applicable to them.

Distributions and Taxes


The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code") and satisfy certain other requirements, so that the Fund will not be subject to federal income tax to the extent it distributes all of its net investment income and capital gain to its stockholders at least annually. Stockholders generally will be required to pay federal income taxes on the dividends and distributions they receive from the Fund, whether received in cash or in additional shares of the Fund, and on gains realized upon redemption of their shares.

Following each calendar year, each stockholder will receive information for tax purposes on the dividends and capital gains distributions received during the previous year. The Fund may make distributions from net investment income or capital gain and may also make distributions in kind. Dividends from net investment income and any net short-term capital gain will be taxable as ordinary income. Any distribution designated as realized net capital gain (the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of the stockholder's holding period. The Internal Revenue Service requires backup withholding of federal income tax of 31% of the gross amount of ordinary dividends, capital gain dividends, and redemption proceeds paid or credited to stockholders who do not furnish a valid social security or taxpayer identification number.

Redemptions

Redemptions of shares will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.

State and Local Taxes

The Fund is organized as a Maryland corporation and, except for some small amounts of taxes based on share capital, the Fund will not be subject to Maryland income taxes to the extent that it is not subject to federal income taxes. Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently from federal income taxes thereon.

YIELD

Yield and Current Return


In accordance with SEC regulations, the Fund may include its current yield and/or average annual total return in advertisements or information furnished to stockholders or potential investors.

Yield and Total Return Calculation

The Fund's yield is calculated in accordance with the SEC's standardized yield formula. In it, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the net asset value of a share assuming a standardized 360 day year.


The Fund's average annual total return for any time period is calculated by assuming an investment at the beginning of the measurement period at the net asset value. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value. The change in the total value during the investment period is then expressed as an average annual total rate of return.

The Fund may also advertise total return which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A nonstandardized quotation of total return will always be accompanied by the Fund's "average annual total return" as described above.

Yield and current return will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Funds with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See the Statement of Additional Information "Yield and Total Return Calculation."

The Fund's dividends vary with fluctuations in the income earned on its portfolio securities and in its expenses while its net asset value varies with realized and unrealized gains and losses on its portfolio securities to the extent not reflected in dividends. Consequently, any given current distribution yield quotation should not be considered representative of what the distribution yield may be for any specified period in the future. Distribution yield quotations may not necessarily be useful in comparing an investment in the Funds with investment alternatives that provide a fixed rate of interest, that are insured or guaranteed or that compute yield or return on a different basis.

MANAGEMENT OF THE FUND

Directors

The business and affairs of the Fund are managed under the direction of its Board of Directors.

Manager

The manager to the Fund is Flagship Financial Inc. (the "Manager"), whose principal business address is One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030. The Manager is a wholly-owned subsidiary of Flagship Resources Inc., which is owned and/or controlled by Bruce P. Bedford and Richard P. Davis and members of their immediate families. Messrs. Bedford and Davis each serve as a director and an officer of the Fund as well as the Manager and the Distributor.

Pursuant to the terms of a Management Agreement, dated May 30, 1991 (the "Management Agreement"), the Manager, subject to the general supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages the Fund including general supervision of the purchase and sale of securities, and provides supervisory and corporate administrative services to the Fund. In this regard, it is the responsibility of the Manager to assure compliance with applicable law and the Fund's policies and to perform, or supervise the performance of, administrative services in connection with the Fund including: (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custodian, The Fifth Third Bank.

As compensation for the services rendered by the Manager under the Management Agreement, the Fund will pay the Manager a fee, computed daily and payable monthly, at an annual rate of .74% of the Fund's average daily net assets. Of this amount, the Manager will pay the Investment Adviser, pursuant to an Investment Advisory Agreement, .55% of the Fund's average daily net assets (see below). For the fiscal year ended June 30, 1995, the total expenses of the Fund and the fee paid to the Manager, expressed as a percentage of average net assets on an annualized basis, were 1.04% and .74%, respectively.

The Fund has adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

The Manager, which has been a registered investment adviser since 1978, also renders investment advisory and management services to others. The Manager manages an aggregate of approximately $4.3 billion in assets, in both taxable and tax-exempt domestic portfolios, primarily for mutual funds, insurance and reinsurance companies, other corporations and employee benefits plans.

Investment Adviser

The investment adviser to the Fund is James Investment Research, Inc. (the "Adviser"), whose principal business address is 1349 Fairground Road, Beavercreek, Ohio 45385. The Adviser is owned by Frank James, Ph.D., who established it in 1972. The Adviser provides advice to institutional as well as individual clients, including NYSE listed corporations, colleges, banks, hospitals, foundations, trusts, endowment funds and individuals.

Pursuant to an Investment Advisory Agreement among the Adviser, the Manager and the Fund dated May 30, 1991, the Adviser has complete investment discretion with respect to making the Fund investments subject to the general supervision of the Board of Directors and the authority of the Manager to assure compliance by the Adviser with applicable law and the Fund's investment objectives and policies. Investment decisions are made by a team of portfolio managers, each of whom has been employed by the Adviser for more than five years.

As compensation for the services rendered by the Adviser under the Advisory Agreement, the Manager will pay the Adviser a fee, computed daily and payable monthly, at an annual rate of .55% of the Fund's average daily net assets. For the fiscal year ended June 30, 1995, the fee paid to the Investment Adviser was
 .55% of average net assets on an annualized basis. The Advisory Agreement may be terminated on 60 days notice without penalty by either the Fund, the Manager or the Adviser provided that the Manager may only terminate the Advisory Agreement with the concurrence of a majority of the Board of Directors, including a majority of the independent Directors.

The Adviser may allocate brokerage in a manner that takes account of the sale of Fund shares.

DISTRIBUTOR

The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with Flagship Funds Inc. (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and Distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.

The Fund has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. Such expenses may include certain fees to broker-dealers of record for customers of Citizens Federal, who are stockholders of the Fund, but such fees shall not, when aggregated with other expenses reimbursed to the Distributor in accordance with the Plan, exceed the maximum 12b-1 fee set forth in the table on page 2 of this Prospectus. The Fund's 12b-1 plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.
The Distributor has voluntarily waived any portion of its normally retained 12b-1 fee with regard to its service agreement with Citizens Federal and limited its payments to $500 per month plus reimbursement of expenses and 12b-1 fees with regard to selling agreements with broker-dealers affiliated with Citizens Federal until notice to and approval by the Fund's Board of Directors is obtained for increased payments.

The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets represented by such person's customers. The Board of Directors may reduce these amounts at any time. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. For the fiscal year ended June 30, 1995, the Fund paid $321,321 under the Plan and related agreements (the Distributor permanently waived $433,700 for the same period).

Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers pursuant to state law.

MULTIPLE CLASS DISTRIBUTION

The SEC has adopted rules which permit funds to issue multiple classes of shares and impose deferred sales charges. The Corporation has adopted a plan pursuant to such rules permitting each of the Corporation's series to offer multiple classes of shares consistent with such rules.

DESCRIPTION OF SHARES

The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund. The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, divided into five classes, with 200,000,000 shares of Utility Income Fund Portfolio Stock allocated to the Flagship Utility Income Fund with four sub-classes authorized each with 49,125,000 shares of stock designated as Class A, Class B, Class C and Class Y, respectively; 100,000,000 shares of The Golden Rainbow - A James Advised Mutual Fund Portfolio Stock allocated to The Golden Rainbow A James Advised Mutual Fund; 100,000,000 shares of Flagship Short Term U.S. Government Fund Portfolio Stock allocated to the Flagship Short Term U.S. Government Fund; 100,000,000 shares of Flagship Limited Term U.S. Government Fund Portfolio Stock allocated to the Flagship Limited Term U.S. Government Fund with four sub-classes authorized each with 24,500,000 shares of stock designated as Class A, Class B, Class C and Class Y, respectively; and 100,000,000 shares of Flagship Intermediate U.S. Government Fund Portfolio Stock allocated to the Flagship Intermediate U.S. Government Fund with four sub-classes authorized each with 24,500,000 shares of stock designated as Class A, Class B, Class C and Class Y, respectively. Each of the Flagship Utility Income Fund and the Flagship U.S. Government Funds are offered through a separate prospectus. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold annual meetings of stockholders, it will abide by section 16 (c) of the 1940 Act which provides certain rights to stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, as set forth under "How to Redeem." There are no conversion, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when issued will be fully paid and nonassessable by the Fund.

Almost all of the Fund's shares are owned by Citizens Federal Bank, F.S.B., Dayton, Ohio acting as either trustee, investment agent, or custodian for its clients. While Citizens Federal has the legal right in certain situations to vote on behalf of its clients, it is anticipated that Citizens Federal will contact its clients and vote in accordance with their preferences.

CUSTODIAN AND TRANSFER AGENT

The Fifth Third Bank, Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio 45263, is the custodian, transfer agent and dividend disbursing agent ("Shareholder Servicing Agent") for the Fund. It also maintains the accounting records, determines the net asset value, and performs other stockholder services for the Fund.

COUNSEL AND AUDITORS

Skadden, Arps, Slate, Meagher & Flom, counsel to the Corporation, passes upon legal matters for the Corporation. Deloitte & Touche LLP, independent auditors, are auditors of the Corporation. Miles & Stockbridge, Maryland counsel to the Corporation, passes upon the legality of the Corporation's shares.

ADDITIONAL INFORMATION

The Fund issues to its stockholders semiannual reports containing unaudited financial statements for the Fund and annual reports containing audited financial statements approved annually by the Board of Directors. The words 'A James Advised Mutual Fund' are used under revocable license from James Investment Research, Inc. The Fund's license to use the James language will terminate if the Adviser ceases to be Adviser to the Fund.

This Prospectus does not contain all the information included in the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The Registration Statement including the exhibits filed therewith may be examined at the office of the Securities and Exchange Commission in Washington, D.C.

Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

No person has been authorized to give any information or to make representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Distributor in any State in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

The symbol (sm) indicates a service mark of the Manager.



(C) 1995, Flagship Funds Inc.                             GR-O-3000 (10-26-95)

GOLDEN RAINBOW FUND APPLICATION FORM

PLEASE PRINT OR TYPE ALL INFORMATION

NOTE: You must complete Sections 1, 2, 3, 4, 5 and sign the signature line. Your signature is required for processing. Complete sections 7, 8, 9, 10, 11 and 12 for optional services.

PLEASE MAIL THIS APPLICATION & YOUR CHECK TO:
Golden Rainbow Fund
c/o  MGF Service Corp.
P.O. Box 5354
Cincinnati, OH 45201-5354

1. YOUR ACCOUNT REGISTRATION
Please check only ONE registration type:
Owner Name(s) (First, Middle Initial (if used), Last)
[ ] Individual or Joint Account*

_____________________________________________________________________________

_____________________________________________________________________________

*Joint tenants with rights of survivorship unless tenancy in common is indicated

[ ] Other Entity

_____________________________________________________________________________

_____________________________________________________________________________

[ ] Uniform Gift to Minors          Minor's state of residence

_____________________________________________________________________________
Minor's Name (One name only)

_____________________________________________________________________________
Custodian Name (One name only)

2. YOUR MAILING ADDRESS

_____________________________________________________________________________
Street or P.O. Box                                       Suite or Apt. Number

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -                 (   )     -
_____________________________________________________________________________
Daytime Phone               Evening Phone

[ ] U.S. Citizen or

[ ] Other (specify)  _________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

For Individual or Joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

________  ____  ________
Social Security Number

____  ____________________
Tax ID Number

4. YOUR INITIAL INVESTMENT

I want to invest in this amount*:
$_____________
*Minimum of $5,000.

Attach check payable to The Golden Rainbow

5. DIVIDEND/DISTRIBUTION OPTION

If no option is selected, all distributions will be reinvested.

[ ] Reinvest dividends and capital gains.

[ ] Pay dividends in cash, reinvest capital gains.

[ ] Pay dividends and capital gains in cash.

[ ] Deposit dividends directly into the bank account indicated on the attached VOIDED check (subject to terms and conditions in the prospectus).

[ ] Send my distributions to the address listed below.

_____________________________________________________________________________
Name of Individual

_____________________________________________________________________________
Street Address

____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

6. DEALER AUTHORIZATION

We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

_____________________________________________________________________________
Investment Firm

_____________________________________________________________________________
Investment Professional's Name      Rep #

______________________________________________________________________________
Branch Address                      Branch #

______________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -
______________________________________________________________________________
Investment Professional's Phone Number

X  ___________________________________________________________________________
Signature of Investment Professional

7. LETTER OF INTENT (Retail Shares only)

I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13-month period which, together with the total asset value of shares owned, will aggregate at least:

             [ ] $50,000        [ ] $100,000          [ ] $250,000
             [ ] $500,000       [ ] $1,000,000

8. AUTOMATIC INVESTMENT PLAN

Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Flagship Fund. Attached is a VOIDED check from that account.

$
______________________________________________________________________________
Amount ($100 Minimum)

______________________________________________________________________________
Name of Bank

______________________________________________________________________________
Bank Account #

______________________________________________________________________________
Bank's Street Address

______________________________________________________________________________
City

______    ________________ _________
State     Zip Code

X  ___________________________________________________________________________
Signature of Depositor                                               Date

X  ___________________________________________________________________________
Signature of Joint Depositor                                         Date

9. SYSTEMATIC WITHDRAWAL PLAN

Pursuant to the terms of the plan described on the back of this application,
please send $_______________ [ ] per month   [ ] quarterly to:

[ ] Me

[ ] The bank account indicated on the attached VOIDED check

[ ] Payee below

Give name and address only if different from account registration

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

10. TELEPHONE REDEMPTION

I/we hereby authorize the Fund to implement the following telephone redemption requests (under $50,000 only) without signature verification to the registered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account #

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

[ ] I do authorize redemption by telephone.

11. INTERESTED PARTY MAIL

[ ] Send my duplicate confirmation statements to the interested party listed below.

_____________________________________________________________________________
Name of Individual

_____________________________________________________________________________
Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a current Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless MFG Services Corp. and any Flagship fund(s) which may be involved in transactions authorized by telephone against any claim, loss, expense or damage, including reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date


1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.

2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.

NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date

Thank you for your investment in the Fund. You will receive a confirmation statement shortly.

                         FLAGSHIP ADMIRAL FUNDS INC.
                     STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 26, 1995
       One Dayton Centre, One South Main Street; Dayton, OH 45402-2030
            The Golden Rainbow A James Advised Mutual Fund series



   This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus for The Golden Rainbow A James Advised Mutual Fund, a copy of which may be obtained without charge by written request to: Flagship Funds Inc., One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030; or by telephone (toll free) at: (800) 227-4648, or for TDD, (800) 360-4521.



   This Statement of Additional Information relates to The Golden Rainbow A James Advised Mutual Fund Prospectus dated October 26, 1995.


                              Table of Contents

                                                    Page
                                                   -------
Investment Objectives and Policies                     2
Officers, Directors and Stockholders                   9
Investment Advisory Services                          10
Taxes                                                 11
Yield and Total Return Calculation                    12
Distributions                                         13
Distributor                                           13
Custodian and Transfer Agent                          14
Auditors                                              14
Portfolio Transactions                                14
Purchase, Redemption and Pricing of Shares            15
Other Information                                     15
Financial Statements                                 F-1
Appendix I--Description of Securities Ratings        I-1

INVESTMENT OBJECTIVES AND POLICIES

   Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Golden Rainbow A James Advised Mutual Fund ("GR Fund") has adopted the following investment restrictions (which supplement the matters described under "The GR Fund and Its Objective" in the GR Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The GR Fund may not:

   (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

   (2) Make loans, except to the extent the purchase of debt obligations (including repurchase agreements and convertible securities) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;

   (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary basis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 33-1/3% of the Portfolio's total net assets including all outstanding borrowings immediately after the time the latest such borrowing is made, plus amounts not exceeding 5% borrowed to settle securities trades;

   (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

   (5) Mortgage, pledge or hypothecate any assets except in an amount up to 33-1/3% of the value of the Portfolio's total assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

   (6) Purchase or sell real estate, real estate whole mortgage loans or real estate investment trust securities (excluding securities secured by real estate or interests therein or issued by entities that invest in real estate or interests therein), oil and gas interests or, except for bona fide hedging purposes, commodities or commodity contracts.

   (7) Acquire securities of other investment companies (other than in connection with the acquisitions of such companies) other than as permitted by applicable law.

   (8) Act as an underwriter of securities or invest more than 10% of the Portfolio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

   (9) Purchase securities on margin, make short sales of securities or maintain a net short position.

   In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the GR Fund has determined that it will not invest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.

   The Fund places no restrictions on portfolio turnover except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code.

   Repurchase Agreements. The GR Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, under which it may acquire securities and agree to resell the securities to the other party at an agreed upon time and at an agreed upon price. The GR Fund would accrue as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the GR Fund enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The GR Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government securities or broker-dealers registered with the SEC. The underlying securities will only consist of U.S. Government or Government Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating the security may result in a loss.

   Leverage. The GR Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If the GR Fund were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the investment performance of such additional investments failed to cover their cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "leverage."

   The 1940 Act limits the amount of money a fund may borrow to 33-1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made. If the GR Fund were to borrow money and the value of its assets were to fall below the statutory coverage requirement for any reason, the GR Fund would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.

   "When Issued" Transactions. The Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

   Diversification. As a diversified fund, the GR Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the GR Fund's total assets may be invested without regard to such 5% and 10% limitations.

   Hedging Transactions. The GR Fund may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the GR Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the GR Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the GR Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. No more than 5% of the GR Fund's assets will be committed to Hedging Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the GR Fund to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The GR Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

   Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the GR Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the GR Fund can realize on its investments or cause the GR Fund to hold a security it might otherwise sell. The use of currency transactions can result in the GR Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the GR Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of the GR Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, the GR Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

   General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of GR Fund assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

   A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the GR Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the GR Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The GR Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the GR Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Fund is authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

   With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

   The GR Fund's ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The GR Fund will only sell OTC options (other than OTC currency options) that are subject to a buy-back provision permitting the GR Fund to require the Counterparty to sell the option back to the GR Fund at a formula price within seven days. The GR Fund expects generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the GR Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the GR Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The GR Fund will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-1" from Standard & Poor's Ratings Group(R) ("S&P") or "P-1" from Moody's Investor Service, Inc. ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by the GR Fund, and portfolios securities "covering" the amount of the GR Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any,) are illiquid, and are subject to the GR Fund's limitation on investing no more than 10% of its assets in illiquid securities.

   If the GR Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the GR Fund's income. The sale of put options can also provide income.

   The GR Fund may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the GR Fund must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the GR Fund will receive the option premium to help protect it against loss, a call sold by the GR Fund exposes the GR Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the GR Fund to hold a security or instrument which it might otherwise have sold.

   The GR Fund may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The GR Fund will not sell put options if, as a result, more than 50% of the GR Fund's assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the GR Fund may be required to buy the underlying security at a disadvantageous price above the market price.

   General Characteristics of Futures. The GR Fund may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the GR Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

   The GR Fund's use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the GR Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the GR Fund. If the GR Fund exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

   The GR Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the GR Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

   Options on Securities Indices and Other Financial Indices. The GR Fund also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

   Currency Transactions. The GR Fund may engage in currency transactions with Counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange-listed currency futures, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The GR Fund may enter into currency transactions with Counterparties which have received (or the guarantors of the obligations of such Counterparties have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

   The GR Fund's dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the GR Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

   The GR Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended to wholly or partially offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency other than with respect to proxy hedging as described below.

   The GR Fund may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the GR Fund has or in which the GR Fund expects to have portfolio exposure.

   To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the GR Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the GR Fund's portfolio is exposed is difficult to hedge or to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of the GR Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the GR Fund's securities denominated in linked currencies. For example, if the Adviser considers the Austrian schilling is linked to the German deutschemark (the "D-mark"), the GR Fund holds securities denominated in schillings and the Adviser believes that the value of schillings will decline against the U.S. dollar, the Adviser may enter into a contract to sell D-marks and buy dollars. Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to the GR Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time that the GR Fund is engaging in proxy hedging. If the GR Fund enters into a currency hedging transaction, the GR Fund will comply with the asset segregation requirements described below.

   Risks of Currency Transactions. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to the GR Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

   Combined Transactions. The GR Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and any combination of futures, options and currency transactions ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the GR Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

   Swaps, Caps, Floors and Collars. Among the Hedging Transactions into which the GR Fund may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The GR Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the GR Fund anticipates purchasing at a later date. The GR Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the GR Fund may be obligated to pay. Interest rate swaps involve the exchange by the GR Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

   The GR Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the GR Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the GR Fund believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The GR Fund will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the GR Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   Eurodollar Instruments. The GR Fund may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The GR Fund might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

   Risks of Hedging Transactions Outside the United States. When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the GR Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

   Use of Segregated and Other Special Accounts. Many Hedging Transactions, in addition to other requirements, require that the GR Fund segregate liquid high grade assets with its custodian to the extent GR Fund obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the GR Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the GR Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the GR Fund on an index will require the GR Fund to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the GR Fund requires the GR Fund to segregate liquid, high grade assets equal to the exercise price.

   Except when the GR Fund enters into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the GR Fund to buy or sell currency will generally require the GR Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the GR Fund's obligations or to segregate liquid high grade assets equal to the amount of the GR Fund's obligation.

   OTC options entered into by the GR Fund, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the GR Fund sells these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the GR Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the GR Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the GR Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the GR Fund other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the GR Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

   In the case of a futures contract or an option thereon, the GR Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

   With respect to swaps, the GR Fund will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the GR Fund's net obligation, if any.

   Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The GR Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the GR Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the GR Fund. Moreover, instead of segregating assets if the GR Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS


   The directors and executive officers of the Fund are listed below. All of the Directors and officers hold the equivalent positions with Flagship Tax Exempt Funds Trust and the series thereof. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main St.; Dayton, Ohio 45402-2030, which is also the address of the Fund.

   The "interested" directors of the Fund (as defined in the 1940 Act) are indicated by an asterisk (*).


                                                                            Principal Occupation
      Name and Address          Positions with the Fund                    During Past Five Years
---------------------------     ------------------------   -------------------------------------------------------
Bruce P. Bedford*              Director                    Chairman and Chief Executive Officer of Flagship
                                                           Resources Inc. ("Flagship"), Flagship Financial Inc.
                                                           (the "Manager"), and Flagship Funds Inc. (the
                                                           "Distributor").

Richard P. Davis*              President and               President and Chief Operating Officer of Flagship, the
                               Director                    Manager, and the Distributor.

Robert P. Bremner              Director                    Private Investor and Management Consultant.
3725 Huntington St., N.W.
Washington, DC 20015

Joseph F. Castellano           Director                    Professor and Former Dean, College of Business and
4249 Honeybrook Avenue                                     Administration, Wright State University.
Dayton, OH 45415

Paul F. Nezi                   Director                    Executive Vice President, Marketing Sales & Product
227 E. Dixon Avenue                                        Development, ChoiceCare; prior to March, 1993, Vice
Dayton, OH 45419                                           President and General Manager, Advanced Imaging
                                                           Products, a division of AM International; prior to
                                                           March, 1991, Partner, Hooper & Nezi, a marketing and
                                                           communications firm.

William J. Schneider           Director                    Senior Partner of Miller-Valentine Partners; Vice
4000 Miller-Valentine Ct.                                  President of Miller-Valentine Realty, Inc.
P.O. Box 744
Dayton, OH 45401

M. Patricia Madden             Vice President              Vice President, Operations, of the Distributor.

Michael D. Kalbfleisch         Treasurer and Secretary     Vice President and Chief Financial Officer of Flagship,
                                                           the Manager, and the Distributor.

                                      9



                                                                          Principal Occupation
Name and Address               Positions with the Fund                   During Past Five Years
---------------------------     ------------------------   -------------------------------------------------------
LeeAnne Sparling               Controller                  Director of Portfolio Operations of the Manager

Sharon M. Luster               Assistant Secretary         Compliance Manager of the Distributor; Assistant
                                                           Secretary of Flagship, the Manager, and the
                                                           Distributor.

                                                                                         Total Compensation
                                                                                         From Registrant and
                                                Pension or          Estimated               Fund Complex
                           Aggregate        Retirement Benefit   Annual Benefits     (all other Flagship Mutual
   Name of Person,        Compensation      Accrued as Part of         Upon           Funds) Paid to Directors
      Position          From Registrant       Fund Expenses         Retirement         (Number of Other Funds)
--------------------    ----------------   ------------------    ---------------     ----------------------------
Robert P. Brenner            $6,000                 $0                 N/A                     $20,500(26)
Director

Joseph F. Castellano         $6,000                 $0                 N/A                     $19,500(26)
Director

William J. Schneider         $6,000                 $0                 N/A                     $20,000(26)
Director

Paul F. Nezi                 $6,000                 $0                 N/A                     $20,000(26)
Director

Bruce Paul Bedford                0                  0                 N/A                           0
Chairman & Director

Richard P. Davis                  0                  0                 N/A                           0
President & Director

M. Patricia Madden                0                  0                 N/A                           0
Vice President

Michael D. Kalbfleisch            0                  0                 N/A                           0
Treasurer & Secretary

LeeAnne G. Sparling               0                  0                 N/A                           0
Controller

Sharon M. Luster                  0                  0                 N/A                           0
Asst. Secretary

   As of September 1, 1995, to the knowledge of management, the following stockholder held of record more than 5% of the GR Fund: Citizens Federal Bank, F.S.B. ("Citizens Federal"), One Citizens Federal Centre, Dayton, Ohio, 45402, 97%. All Directors and officers as a group own less than 1% of the outstanding shares as of the above date.

   The GR Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

   As stated in the GR Fund Prospectus, Flagship Financial Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the manager (the "Manager") to the GR Fund pursuant to a Management Agreement (the "Management Agreement"), and James Investment Research, Inc. acts as investment adviser (the "Adviser") pursuant to an Investment Advisory Agreement. The Investment Advisory Agreement provides for indemnification of the Manager by the Fund unless the Manager acted with gross negligence, willful misfeasance, reckless disregard of the duties of its position or with bad faith.

   See "MANAGEMENT OF THE FUND--Manager and Investment Adviser" in the Prospectus for a description of the Manager's and Adviser's duties. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Manager also has authority to require compliance with applicable law by the Adviser and assure itself of such compliance. The Adviser has discretion to make all GR Fund investments. For the three fiscal years ended June 30, 1993, June 30, 1994 and June 30, 1995, respectively, the GR Fund paid

$1,090,755, $1,434,132, and $1,396,526 to the Manager pursuant to its
Management Agreement of which $810,696, $1,065,909, and $1,037,959, respectively, were paid to the Adviser pursuant to its Investment Advisory Agreement. The GR Fund's accounting records are maintained, at the Fund's expense, by its Custodian, The Fifth Third Bank.

   The Manager has advanced all organization expenses of the GR Fund, which include printing of documents, fees and disbursements of the GR Fund's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act and state securities laws, as well as the initial fees of the GR Fund's custodian and transfer agent. Such fees aggregated approximately $283,670. The expenses are being reimbursed to the Manager by uniform pro rata deductions from the net asset value of the Fund accrued daily and paid monthly over the five-year period which commenced July 1, 1991.

   The Management Agreement and the Investment Advisory Agreement will each terminate automatically upon assignment and continuance must be approved annually by the Fund's Board of Directors or a majority of the Fund's outstanding voting shares and in either case, by a majority of the Fund's independent directors. The Management Agreement is terminable at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Fund, and the Advisory Agreement is terminable by either the Board of Directors (including a majority of the disinterested Directors), the shareholders, or the Manager (with the concurrence of a majority of the Board of Directors including a majority of the disinterested Directors) on the one hand and the Adviser on the other, each by 60 days' notice to the other.

   The Manager and Adviser have agreed that in the event the operating expenses of the GR Fund (including fees paid to the Manager and the Adviser and payments to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the Advisory Agreement is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, or the amount provided in the Fees and Expenses in the Prospectus, the Adviser will, up to the amount of its fee, reduce its fee or reimburse the Fund in the amount of such excess. As of the date of this Prospectus, under the most restrictive state regulations applicable, the Adviser would be required to reimburse the Fund such operating expenses exceeding 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1-1/2% of the remaining average net assets. The Manager and the Adviser believe that such operating expenses will be less than such amounts. Pursuant to an arrangement among the Adviser, the Manager and Citizens Federal, to the extent that the Adviser reduces its fee or reimburses the Fund pursuant to the Investment Advisory Agreement, the Adviser will be partially reimbursed by the Manager and Citizens Federal.

   Under their agreements with the Fund, the Manager and the Adviser will be indemnified by the Fund for any actions taken unless such person acted with gross negligence, willful misfeasance, reckless disregard of the duties of its position or with bad faith. In addition, under the Investment Advisory Agreement, the Manager and Adviser cross-indemnify each other.

   Securities held by the Fund may also be held by, or be appropriate investments for, other investment advisory clients of the Manager, the Adviser and their affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Fund and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or Adviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of such securities.

                                    TAXES

   References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is supplementary.

Taxation of the Fund

   Each Portfolio of the Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

   If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of its investment company taxable income (not including net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain, and would designate to stockholders the undistributed capital gain. Stockholders would include as long-term capital gain income such undistributed net capital gain, and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

   Distributions. The GR Fund normally will distribute substantially all of its net investment income to stockholders in the form of dividends to be paid quarterly as determined by the Board of Directors. Such dividends are taxable whether paid in cash or additional shares of such series. The Board presently intends to declare such distributions from net realized capital gain, if any, at least annually at the end of each year.

   Any dividends or distributions paid shortly after the purchase of shares of the GR Fund by an investor may have the effect of reducing the per share value of the shares owned by the investor by the per share amount of the dividends or distributions. Furthermore, such dividends and distributions, although in effect a return of capital, are subject to income taxes.

   In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

   Stockholders of the GR Fund will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of the GR Fund. The price of the additional shares is determined as of the record date for the dividend payment.

   The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions, such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

   Dividend and interest income from non-U.S. equity and debt securities may be subject to a withholding tax imposed by the country in which the issuer is located. Since the GR Fund anticipates that no more than 30% of the value of its total assets will consist of non-U.S. equity and debt securities, shareholders are not expected to be eligible for a pass-through of the foreign taxes paid by the GR Fund.

                      YIELD AND TOTAL RETURN CALCULATION

   In accordance with SEC regulations, the GR Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated in accordance with the SEC's standardized yield formula. In it, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.

   The GR Fund may also advertise total return which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return will always be accompanied by the "average annual total return." Average annual total return for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value. The change in the total value during the investment period is then expressed as an average annual total rate of return. The GR Fund may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Growth and Income," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Equity" or "Equity-Asset Allocation"; or Morningstar, Inc.'s Mutual Fund Values.

   Current yield and total return will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the GR Fund with those of other investment vehicles.

   Yield and Total Return Calculation as of June 30, 1995:

                  Average Annual Total Return
                  -----------------------------
   Current
 30-Day Yield     1 Year     5 Year    10 Year      Inception Date
-------------     -------    -------    -------   -----------------
    3.72%         16.55%     10.99%*     N/A        July 1, 1991

* Inception to date

                                DISTRIBUTIONS

   The GR Fund normally will distribute substantially all of its net investment income to stockholders in the form of dividends to be paid quarterly as determined by the Board of Directors. Such dividends are taxable whether paid in cash or additional shares of the GR Fund. The Board presently intends to declare distributions from net realized capital gain, if any, at least annually at the end of each year.

                                 DISTRIBUTOR

   As stated in the Prospectuses, Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement dated May 30, 1991, for the GR Fund. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. The Distribution Agreement must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of a Portfolio's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Fund.

   Pursuant to Rule 12b-1 under the 1940 Act, the GR Fund has adopted a plan (the "Plan") which permits the GR Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The
Plan authorizes the GR Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the GR Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the GR Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decisions shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the GR Fund: advertising the GR Fund or the GR Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the GR Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the GR Fund's Manager and its personnel or any of them for providing services to shareholders of the GR Fund relating to their investment in the GR Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the GR Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, the GR Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the GR Fund. Citizens Federal Trust Department is such a non-broker-dealer who has entered into a service agreement with the GR Fund.

   The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .40% of the GR Fund's average daily net assets for the year. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the GR Fund, the maximum amount payable to any recipient is

 .0005479% per day (.20% on an annualized basis) of the proportion of daily net assets of the Fund represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time and has reduced them for the GR Fund. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by the GR Fund will be borne by such persons without any reimbursement from the GR Fund. As detailed in the chart below, under its Plan and related agreements, the GR Fund paid the amounts shown. Amounts permanently waived for the same periods are also shown.

  Fiscal Year       Amount Paid        Amount Permanently
 Ended June 30    to Distributor     Waived by Distributor
--------------    ---------------   ----------------------
1993                 $218,962               $371,378
1994                  224,637                551,045
1995                  321,321                433,700

These amounts are summarized below as to purpose:

Fiscal Year         Compensation          Advertising &
Ended June 30        to Brokers            Promotions           Overhead      Total
--------------      -------------      --------------------      -------      -------
1993                 $139,804               $ 73,158           $ 6,000      $218,962
1994                  170,065                 54,572               -0-       224,637
1995                  157,167                148,784            15,370       321,321

   The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been approved by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements and by the stockholders on June 4, 1992. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

   In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the directors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

                         CUSTODIAN AND TRANSFER AGENT

   The custodian and transfer agent and dividend disbursing agent for the GR Fund is The Fifth Third Bank, Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio 45263.

                                   AUDITORS

   Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent auditors for the GR Fund.

                            PORTFOLIO TRANSACTIONS

   Subject to policy established by the Fund's Board of Directors, the Adviser is primarily responsible for making investment decisions for the GR Fund. In placing orders, it is the policy of the Fund that the Adviser obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Adviser seeks reasonably competitive prices or commissions, the Fund will not necessarily always be paying the lowest price or commission available. The Adviser does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental investment research to the Fund or the Adviser may receive orders for transactions by the Fund. In addition, the Adviser may direct brokerage to brokers or dealers because of research services provided. Such information may be used by other clients of the Adviser and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All research shall be paid for in compliance with Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Adviser. Information so received will be in addition to and not in lieu of the services required to be performed by the Adviser under its Agreement and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1995, the GR Fund paid $245,050 in brokerage commissions and made no payments to brokers in respect to sales of GR Fund shares. The GR Fund expects to purchase equity securities traded on the New York Stock Exchange and elsewhere. Money market securities, bonds and debentures, in which the Adviser may invest a portion of the Fund's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Adviser, on behalf of the Fund, will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. The Adviser may also deal with foreign dealers.


   The Adviser is able to fulfill its obligations to furnish a continuous investment program to the Fund without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated by them, and does not reduce its normal research activities in rendering investment advice under its Advisory Agreements. It is possible that the Adviser's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff. While it is possible that the Adviser might be influenced to direct brokerage to brokers providing research to the Fund, the Fund believes that the requirement to obtain best execution substantially mitigates this risk, and that the benefits are appropriate. During the period from July 1, 1994, to June 30, 1995, the Adviser did not direct any brokerage to brokers providing research and related brokerage services.

   One or more of the other accounts which the Manager or the Adviser manages may own from time to time the same investments as the Fund. Investment decisions are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager or the Adviser, as the case may be, in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Fund. In other cases, however, the ability of the Fund to participate in volume transactions may produce better execution. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Adviser's organizations, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

   The various manners in which the shares of the GR Fund are offered to the public or may be redeemed, and the method of calculation by the GR Fund of net asset value per share (which is the offering price of the shares) are described in the GR Fund's Prospectus.

   Letter of Intent (Retail Shares only). A shareholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in Class A Shares of the Fund or in Class A Shares of any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the shareholder does not pay the increased sales charge.

                              OTHER INFORMATION

   The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC . The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.

   Statements contained in the Prospectus or in the Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contact or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                        Index to Financial Statements of
                         Flagship Admiral Funds Inc.
                          The Golden Rainbow series

                                                             Page
                                                            -------
The Golden Rainbow A James Advised Mutual Fund
Audited Report for the period ending June 30, 1995
 Statement of Investments in Securities and Net Assets        F-2
 Statement of Assets and Liabilities                          F-4
 Statement of Operations                                      F-5
 Statements of Changes in Net Assets                          F-6
Notes to Financial Statements                                 F-7
Financial Highlights                                          F-9
Independent Auditors' Report                                 F-10

                             [LOGO: GOLDEN RAINBOW]
                              PORTFOLIO HIGHLIGHTS
             (This information is not part of the audited financial
                                  statements.)

ASSET ALLOCATION AS OF JUNE 30, 1995
(box) Cash and Other                  4.4%
(box) Common Stocks
      Basic Materials                 5.2%
      Consumer Cyclical               0.4%
      Consumer Non-Cyclical           1.3%
      Energy                          4.4%
      Finance                         3.5%
      Industrial                      0.5%
      International                   7.3%
      Technology                     10.3%
      Utilities                       4.8%
                                     37.7%

   Corporate Bonds                    1.0%
   U.S. Government Obligations
      Short-Term (0-5 years)         32.5%
      Intermediate (5-10 years)       --.%
      Long-Term (10-30 years)        24.4%
                                     56.9%
[Graphic: Pie Chart]



PERFORMANCE COMPARISON*

[Graphic: Line Chart]

(Value of $10,000 investment from Fund's inception.)
June 30,       1992               1993              1994               1995
FUND
PERFORMANCE  $11,190             13,215            13,018             15,173
STANDARD AND
POOR'S 500   $10,996             12,497            12,673             15,977
CONSUMER
PRICE INDEX  $10,309             10,616            10,888             11,197

16.55% and 10.99% are the average annual total returns for the Fund for one year and since inception (7/1/91), respectively, after reinvestment of dividends, as of June 30, 1995. *Assumes reinvestment of all dividends and distributions.The quoted data represents past performance. Investment return and principal value will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original value.

TEN LARGEST EQUITY HOLDINGS

 1. Intel Corp.  Semiconductor and memory circuits manufacturer
 2. Hercules Inc.  Chemical specialties company
 3. Texas Instruments, Inc. Electronics and semiconductor components company
 4. Citicorp  New York commercial banking
 5. Mobil Corp.  International oil and natural gas company
 6. Lockheed Martin Corp.  Diverse aerospace company
 7. Exxon Corp.  World's leading oil company
 8. Coca-Cola ADR  Mexican distributor & producer of soft drinks
 9. Raytheon Co.  Electronics, defense, and aircraft manufacturer
10. British Petroleum PLC-ADR Major integrated world oil company

GOLDEN RAINBOW                                                                 3

                             [LOGO: GOLDEN RAINBOW]
              STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS
                                  June 30, 1995
COMMON STOCKS - 37.7%
                                             Market
Shares                                       Value
BASIC MATERIALS - 5.2%
 70,100  Barrick Gold Corporation       $ 1,770,025
 10,000  Du Pont De Nemours & Co.           687,500
 90,300  Hercules, Inc.                   4,402,125
 83,000  Homestake Mining Co.             1,369,500
135,000  Santa Fe Pacific Gold Corp.      1,636,875
           Total                          9,866,025

CONSUMER CYCLICAL - 0.4%
 20,000  Echlin, Inc.                       695,000
           Total                            695,000

CONSUMER NON-CYCLICAL - 1.3%
 12,000  American Stores Company            337,500
 25,000  Archer Daniels Midland
         Company                            465,625
  9,300  Clorox Company                     606,825
 17,000  IBP, Inc.                          739,500
  5,000  Philip Morris Companies, Inc.      371,875
           Total                          2,521,325

ENERGY - 4.4%
 31,000  Enron Corp.                      1,088,875
 39,500  Exxon Corp.                      2,789,688
 33,000  Mobil Corporation                3,168,000
 20,000  Sonat, Inc.                        610,000
 22,000  Williams Company                   767,250
           Total                          8,423,813

FINANCE - 3.5%
 20,000  Alex Brown, Inc.                   830,000
 74,000  Citicorp                         4,282,750
 58,200  Protective Life Corporation      1,585,950
           Total                          6,698,700

INDUSTRIAL - 0.5%
 29,700  Briggs & Stratton Corp.          1,024,650
           Total                          1,024,650

                                             Market
Shares                                       Value

INTERNATIONAL - 7.3%
 27,677  British Petroleum PLC ADR      $ 2,369,843
 51,000  Chilgener S.A. ADR               1,612,875
123,000  Coca-Cola FEMSA S.A. ADR         2,613,750
 50,000  De Beers CN Mine ADR             1,293,750
 45,000  Placer Dome, Inc. Canada         1,175,625
 27,500  Telecom New Zealand ADR          1,667,188
  5,000  Telefonica De Argentina ADR        123,750
 10,000  Telefonos Chile ADR                813,750
 42,000  Telefonos De Mexico ADR          1,244,250
 57,000  YPF S.A. ADR                     1,075,875
           Total                         13,990,656

TECHNOLOGY - 10.3%
17,700*  Compaq Computer Corp.              803,136
 81,000  Intel Corporation                5,128,313
 46,000  Lockheed Martin
         Corporation                      2,903,750
 53,000  Pioneer Standard
         Electronics                      1,298,500
 33,000  Raytheon Company                 2,561,625
 36,500*  Seagate Technology, Inc.        1,432,625
 10,000  Tektronix, Inc.                    492,500
 32,000  Texas Instruments, Inc.          4,284,000
 15,500  Textron, Inc.                      900,938
           Total                         19,805,387

UTILITIES - 4.8%
 40,000  Ameritech Corporation            1,760,000
 35,100  Duke Power Company               1,456,650
 93,200  Energen Corporation              2,003,800
  5,000  General Public Utilities           148,750
 69,000  NIPSCO Industries, Inc.          2,346,000
  8,000  Pacific Enterprises                196,000
 50,000  Panhandle Eastern Corp.          1,218,750
           Total                          9,129,950

         Total Common Stocks            $72,155,506
         (Cost $56,533,027)
4                                                                 GOLDEN RAINBOW

                             [LOGO: GOLDEN RAINBOW]
        STATEMENT OF INVESTMENTS IN SECURITIES AND NET ASSETS (CONTINUED)
                                  June 30, 1995

                                                                     Face Amount        Market
CORPORATE BONDS - 1.0%                                              (000 Omitted)        Value
     Coca-Cola Enterprises, 6.750%, 09/15/23                           $  500       $    465,613
     Illinois Bell Telephone, 7.125%, 07/01/23                            500            482,868
     Pacific Bell Telephone, 7.125%, 03/15/26                             500            485,625
     Procter & Gamble, 7.375%, 03/01/23                                   500            499,417
     Total Corporate Bonds (Cost $1,989,770)                                           1,933,523


U.S. GOVERNMENT OBLIGATIONS - 56.9%
     U.S. Treasury Bills, 0.000%, 12/14/95                             13,000         12,681,381
     U.S. Treasury Notes, 4.625%, 08/15/95                              1,500          1,498,125
     U.S. Treasury Notes, 4.625%, 02/15/96                              8,000          7,950,000
     U.S. Treasury Notes, 5.125%, 03/31/96                             13,000         12,947,180
     U.S. Treasury Notes, 7.875%, 07/15/96                              7,000          7,148,750
     U.S. Treasury Notes, 8.500%, 05/15/97                             12,500         13,082,024
     U.S. Treasury Notes, 6.125%, 5/31/97                               2,000          2,011,250
     U.S. Treasury Bonds, 5.500%, 04/15/00                              5,000          4,907,809
     U.S. Treasury Bonds, 9.125%, 05/15/09                              8,000          9,477,495
     U.S. Treasury Bonds, 10.375%, 11/15/09                               500            640,468
     U.S. Treasury Bonds, 10.000%, 05/15/10                             8,000         10,117,495
     U.S. Treasury Bonds,  8.125%, 08/15/19                            14,500         16,919,688
     U.S. Treasury Bonds,  6.250%, 08/15/23                             1,000            945,937
     U.S. Treasury Strip Principal Only, 02/15/15                      20,000          5,295,038
     U.S. Treasury Strip Principal Only, 05/15/17                      15,000          3,360,223
     Total U.S. Obligations (Cost $103,073,879)                                      108,982,863


SHORT-TERM INVESTMENTS - 3.6%
     Fountain Square U.S. Treasury Obligation Fund                                     6,792,172
Total Investments in Securities - 99.2%                                              189,864,064
Excess of Other Assets over Liabilities - 0.8%                                         1,608,463
Total Net Assets - 100.0%                                                           $191,472,521

*Non-income producing security.

See notes to financial statements.


GOLDEN RAINBOW                                                                 5

                             [LOGO: GOLDEN RAINBOW]
                      STATEMENT OF ASSETS AND LIABILITIES
                                 June 30, 1995
ASSETS:
   Investments, at market value (cost $161,596,676)                 $183,071,892
   Short-term investments                                              6,792,172
   Receivables:
     Dividends                                                            62,373
     Interest                                                          1,538,145
     Receivable for investments sold                                     433,156
     Deferred organizational expenses (Note G)                            56,848
   Other                                                                  11,003
     Total assets                                                    191,965,589

LIABILITIES:
   Payable for Fund shares reacquired                                    186,001
   Accrued expenses                                                      250,213
   Accrued organizational expenses (Note G)                               56,848
     Total liabilities                                                   493,062

NET ASSETS:
   Applicable to 10,481,430 shares issued and outstanding           $191,472,527

NET ASSET VALUE PER SHARE                                           $      18.27

See notes to financial statements.
6                                                                 GOLDEN RAINBOW

                             [LOGO: GOLDEN RAINBOW]
                             STATEMENT OF OPERATIONS
                                                       Year Ended
                                                      June 30, 1995
INVESTMENT INCOME:
   Income:
     Dividends                                         $  1,930,218
     Interest                                             7,679,134
        Total Income                                      9,609,352

   Expenses:
     Manager's fees (Note E)                              1,396,526
     Marketing, administrative and
        distribution fees (Note F)                          755,021
     Custodian's fees                                         8,970
     Audit fees                                              28,600
     Insurance                                                8,615
     Transfer and accounting agent's fees                    71,500
     Legal fees                                              43,028
     Directors' fees                                         18,700
     Reimbursement of organizational
        expenses (Note G)                                    56,758
     Registration fees                                        9,649
     Distribution fees waived (Note F)                     (433,700)
        Total expenses                                    1,963,667

Net investment income                                     7,645,685

REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS:
Net realized gain on security transactions                7,317,261
Change in unrealized
   appreciation (depreciation)
   of investments                                        14,027,956

NET GAIN ON INVESTMENTS                                  21,345,217

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS   $ 28,990,902

See notes to financial statements.


GOLDEN RAINBOW                                                                 7

                             [LOGO: GOLDEN RAINBOW]
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                     Year Ended          Year Ended
                                                    June 30, 1995       June 30, 1994
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                           $   7,645,685    $   7,183,405
   Net realized gain on security transactions          7,317,261        2,044,521
   Change in unrealized appreciation
    (depreciation) of investments                     14,027,956      (12,561,513)
Net increase (decrease) in net assets
 resulting from operations                            28,990,902       (3,333,587)

DISTRIBUTIONS TO STOCKHOLDERS:
   Dividends from net investment income               (7,543,717)      (7,193,717)
   Distributions from net realized capital gains      (3,868,849)      (2,722,439)
Net decrease in net assets from distributions
   to stockholders                                   (11,412,566)      (9,916,156)

CAPITAL STOCK TRANSACTIONS:
   Proceeds from shares sold                          17,930,464       49,886,629
   Net asset value of shares issued in
    reinvestment of dividends and distributions       10,515,950        9,245,476
   Cost of shares redeemed                           (43,299,661)     (36,343,504)
Net (decrease) increase in net assets from
 capital stock transactions                          (14,853,247)      22,788,601

Total increase in net assets                           2,725,089        9,538,858

NET ASSETS:
   Beginning of year                                 188,747,438      179,208,580
   End of year                                     $ 191,472,527    $ 188,747,438

NET ASSETS CONSIST OF:
   Common stock, at par                            $      10,481    $      11,325
   Paid-in surplus                                   164,391,929      179,244,332
   Undistributed net investment income                   101,968
   Accumulated net realized gain on
     security transactions                             5,492,933        2,044,521
   Unrealized appreciation (depreciation)
     of investments                                   21,475,216        7,447,260
                                                   $ 191,472,527    $ 188,747,438

See notes to financial statements.

8                                                                 GOLDEN RAINBOW

                             [LOGO: GOLDEN RAINBOW]
                          NOTES TO FINANCIAL STATEMENTS
                            Year ended June 30, 1995

A. DESCRIPTION OF BUSINESS
   The Golden Rainbow A James Advised Mutual Fund (Fund) is a series of Flagship Admiral Funds Inc. (Corporation), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, no-load, open-end management investment company. The Fund commenced investment operations on July 1, 1991. Capital stock of the Fund, which is registered under the Securities Act of 1933, as amended, is offered to the public on a continuous basis.

B. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund.

   Security Valuation
   Portfolio securities listed or traded on a national securities exchange are valued at the last sale price on such exchange on the valuation day. Listed securities for which there were no sales that day and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices on the valuation day. Short-term investments are stated at amortized cost, which approximates market value. Restricted securities and other portfolio securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

   Restricted Securities
   The Fund may purchase securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements. There were no restricted securities included in the statement of investments at June 30, 1995.

   Federal Income Taxes
   It is the Fund's policy to comply with the Internal Revenue Code requirements applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required.

   Security Transactions and Investment Income
   Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund amortizes discounts and premiums on purchases of securities on the same basis for both financial reporting and tax purposes. Realized gains and losses on security transactions are determined on the identified cost basis for both financial statement and federal income tax purposes.

   Distributions to Stockholders
   Dividends from net investment income are declared and paid quarterly. Net realized gains from security transactions, to the extent they exceed available capital loss carryforwards, are distributed to stockholders. Distributions are reinvested in additional shares unless otherwise requested.

   Expenses
   Estimated expenses are accrued daily. Shared expenses incurred by the Corporation are allocated among the series based on each series' ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each series as incurred.

   Securities Purchased on a "When Issued" Basis:
   The Fund may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statement of investments at June 30, 1995.

GOLDEN RAINBOW                                                                 9

                             [LOGO: GOLDEN RAINBOW]
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
C. CAPITAL STOCK
   At June 30, 1995, there were 100,000,000 shares of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                        Year Ended     Year Ended
                      June 30, 1995  June 30, 1994
   Shares sold          1,053,735      2,768,378
   Shares issued in
     reinvestment of
     distributions        624,148        518,268
   Shares reacquired   (2,521,692)    (2,025,442)
   Net (decrease) increase
      in shares
      outstanding        (843,809)     1,261,204
   Outstanding at
     beginning of year 11,325,239     10,064,035
   Outstanding at
     end of year       10,481,430     11,325,239

D. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities other than United States government obligations and short-term notes for the year ended June 30, 1995, aggregated $26,800,368 and $65,367,855, respectively. Purchases and sales of U.S. government securities for the year ended June 30, 1995 aggregated $55,943,688 and $63,059,219, respectively.

   At June 30, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $21,475,216 of which $22,268,162 related to appreciated securities and $792,946 related to depreciated securities.

E. MANAGER'S FEES
   Pursuant to the terms of the Management Agreement, Flagship Financial Inc. (Manager), provides general supervision of the purchase and sale of securities and supervisory and corporate administrative services and facilities. The Manager, pursuant to an Investment Advisory Agreement, has delegated complete investment discretion to the Adviser, James Investment Research, Inc. As compensation for services rendered, the Manager receives an amount computed daily and payable monthly, at an annual rate of .74% of the average daily net assets of the Fund. Of this amount, the Manager pays the Adviser a fee computed monthly on the average daily net assets of the Fund at an annualized rate of .55% for investment advisory services rendered. Included in accrued expenses at June 30, 1995 are accrued management fees of $119,396.

F. MARKETING, ADMINISTRATIVE AND DISTRIBUTION FEES
   The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor) to serve as the exclusive selling agent of the Fund's capital stock. In that capacity, the Distributor is responsible for all sales and promotional efforts, including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's capital stock. The maximum amount payable for these expenses on an annual basis is .40% of the Fund's average daily net assets. During the year ended June 30, 1995, the Distributor, at its discretion, permanently waived $433,700 of its distribution fees. Included in accrued expenses at June 30, 1995 are accrued distribution fees of $74,911. Certain officers and/or directors of the Fund are also officers and/or directors of the Distributor and/or Manager.

G. ORGANIZATIONAL EXPENSES
   The organizational expenses incurred on behalf of the Fund ($283,670) are being reimbursed to the Manager on a straight-line basis over a period of five years. As of June 30, 1995, $226,822 has been reimbursed.

10                                                                GOLDEN RAINBOW

                             [LOGO: GOLDEN RAINBOW]
                              FINANCIAL HIGHLIGHTS
            Selected data for each share of capital stock outstanding
                              throughout the year:


                                                  Year Ended     Year Ended     Year Ended     Year Ended
                                                  06/30/95       06/30/94       06/30/93       06/30/92
Net asset value, beginning of year               $  16.67       $  17.81        $ 15.88       $  15.00
Income from investment operations:
  Net investment income                              0.69          $0.66        $  0.76       $   0.87
  Net realized and unrealized gain (loss)
   on securities                                     1.94          (0.89)          2.05           0.90
Total from investment operations                     2.63          (0.23)          2.81           1.77
Less distributions:
  Dividends from net investment income              (0.68)         (0.66)         (0.75)         (0.87)
  Distributions from net realized capital gains     (0.35)         (0.25)         (0.13)         (0.02)
Total distributions                                 (1.03)         (0.91)         (0.88)         (0.89)
Net asset value, end of year                     $  18.27       $  16.67        $ 17.81       $  15.88
Total return                                        16.55%         (1.49%)        18.09%         11.91%
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                         1.04%          0.96%          1.02%          1.09%
    Net investment income                            4.05%          3.70%          4.44%          5.51%
  Assuming no waivers and reimbursements:
    Expenses                                         1.27%          1.24%          1.28%          1.33%
    Net investment income                            3.82%          3.42%          4.18%          5.27%
Net assets, end of year (000's)                  $191,473       $188,747       $179,209       $124,563
Portfolio turnover rate                             48.46%         30.64%         38.42%         10.48%


GOLDEN RAINBOW                                                                11

                             [LOGO: GOLDEN RAINBOW]
                          INDEPENDENT AUDITORS' REPORT

TO THE STOCKHOLDERS AND DIRECTORS
THE GOLDEN RAINBOW  A JAMES ADVISED
MUTUAL FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of The Golden Rainbow A James Advised Mutual Fund as of June 30, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of The Golden Rainbow A James Advised Mutual Fund at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated years, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 24, 1995

12                                                                GOLDEN RAINBOW

                                   APPENDIX I

                      DESCRIPTION OF SECURITIES RATINGS

   Standard & Poor's Ratings Group(r) -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

l. Long-term bonds
   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Preferred stock rating criteria
   Preferred stock ratings reflect the merits of each issue relative to the universe of preferreds, and not in relation to debt obligations. Since preferred stock is by definition a junior ranking security, preferred stock ratings do not factor in the security's junior position -- in a bankruptcy reorganization or liquidation -- to a company's debt obligations. However, preferred stock cannot be rated higher than a company's highest-ranking debt obligations because the same basic methodology and ratio norms are used to rate both types of securities.

   The financial analysis performed in conjunction with preferred stock ratings is virtually the same as that used to rate debt. Fixed-charge coverage and capitalization ratios are calculated treating preferred stock obligations as though they were debt. Accordingly, if there is a substantial amount of preferred, the rating on preferred stock could differ greatly from the debt rating; the company has less capacity to pay dividends and debt service than it has to meet debt service alone. The size of the differential is a function of how much preferred is outstanding. (While the gap can be a full rating category or more, a large amount of preferred will drag down the debt rating as well. Even though a company under duress can stop paying the preferred dividends to avoid default, the burden of the preferred increases the risk that the company will face such a financial crisis. The company will pay dividends as long as possible; this can sap its financial strength or siphon off funds that otherwise could be used to protect the firm's competitive position.)

   Preferred stock ratings also consider the vulnerability of the dividend to the firm's discretionary passing on a payment. It is often appropriate to rate preferred stock lower than indicated by pure financial analysis -- and well below the debt rating -- in the case of speculative grade credits. Such issuers may be expected to eliminate preferred dividends to help avoid financial constraints. Similarly, covenants in debt instruments can endanger payment of preferred dividends even if financial measures indicate a capacity to pay.

   Moody's Investors Service Inc. -- A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

   l. Long-term bonds
   Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

   Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier l indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Preferred Stock

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of everattaining any real investment standing.


-----------
* Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

l. Long-term bonds

   AAA Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-l+'.

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category. NR Indicates that Fitch does not rate the specific issue.

   Conditional        A conditional rating is premised on the successful
                      completion of a project or the occurrence of a specific event.

   Suspended          A rating is suspended when Fitch deems the amount
                      of information available from the issuer to be inadequate for rating purposes.

   Withdrawn          A rating will be withdrawn when an issue matures or
                      is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FitchAlert         Ratings are placed on FitchAlert to notify
                      investors of an occurrence that is likely to result in a rating change and the likely direction of such change.
                      These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered.
                      FitchAlert is relatively short-term, and should be resolved within 12 months.

   Credit Trend       Credit trend indicators show whether credit
                      fundamentals are improving, stable, declining, or uncertain, as follows:

                      Improving (up arrow)
                      Stable (left, right arrow)
                      Declining (down arrow)
                      Uncertain (up, down arrow)

                      Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

Duff & Phelps Credit Rating Scale -- A brief description of the applicable Duff & Phelps rating symbols and their meanings follows:

   AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+   High credit quality. Protection factors are strong. Risk is modest
   AA    but may vary slightly from time to time because of economic
   AA-   conditions.

   A+    Protection factors are average but adequate. However, risk factors
   A     are more variable and greater in periods of economic stress.
   A-

   BBB+  Below average protection factors but still considered sufficient
   BBB   for prudent investment. Considerable variability in risk during
   BBB-  economic cycles.

   BB+   Below investment grade but deemed likely to meet obligations when
   BB    due. Present or prospective financial protection factors fluctuate
   BB- according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

   B+    Below investment grade and possessing risk that obligations will
   B     not be met when due. Financial protection factors will fluctuate
   B- widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD Defaulted debt obligations, issuer failed to meet scheduled principal and/or interest payments.

   DP    Preferred stock with dividend arrearages.

                       Investor Guide
             [Rainbow logo] THE GOLDEN RAINBOW
               A JAMES ADVISED MUTUAL FUND(SM)

[photo of middle-aged man and wife with teenage daughter and son.]

SEEKING TO PROVIDE TOTAL
RETURN AND PRESERVATION OF
CAPITAL FROM A PORTFOLIO OF
EQUITY AND DEBT SECURITIES

Shares of the Fund are not endorsed nor guaranteed by a bank, are not deposits or other obligations of a bank, are not insured by the Federal Deposit Insurance Corporation, nor any other government agency, and involve investment risks, including the possible loss of principal. Return and value of an investment in the underlying Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. This brochure includes a prospectus which describes in detail the Fund's objective, investment policies, risks, sales charges, fees, and other matters of interest. Please read the prospectus carefully before you invest or send money. The Fund is sponsored and distributed by Flagship Funds Inc., One Dayton Centre, One South Main Street, Dayton, Ohio 45402-2030 (1-800-227-4648), which is not affiliated with a bank.

[photo of man and two small children washing car]

A STRATEGIC APPROACH TO ACCUMULATING WEALTH

The Fund seeks to provide total return to its investors through a managed portfolio that changes in response to current market conditions. This means that the Fund will seek to take advantage of growth opportunities in rising markets while attempting to avoid potential losses in declining markets. Under normal market conditions, the Fund will invest in a widely diversified portfolio.

INVESTING IN THE FUND

You can buy shares of the Fund at the public offering price (including applicable sales charge) with a minimum initial investment of $5,000. You may make subsequent investments in the Fund for as little as $100. The Fund also offers the convenience of automatic monthly investing.

DIVIDENDS

Dividends are declared and paid quarterly. Capital gains distributions, if any, are declared and paid annually. Dividends and capital gains may be automatically reinvested in additional shares of the Fund at no charge.

FUND FEATURES

The Fund features include:
(bullet) Portfolio diversification
(bullet) Dividends declared and paid quarterly
(bullet) Capital gains distributions, if any, paid annually
(bullet) Automatic reinvestment of dividends and capital gains available (bullet) Qualified for Individual Retirement Accounts
(bullet) Direct deposit of dividends to bank accounts available
(bullet) Automatic investment plan
(bullet) Quarterly shareholder statements
(bullet) Annual and semiannual reports

The Golden Rainbow
A James Advised
Mutual Fund is a
professionally managed
and advised
investment vehicle
which seeks to help
you achieve your goals.

[photo of man and young child]

[photo of young father, mother, child on beach]

JAMES INVESTMENT RESEARCH'S INVESTMENT PHILOSOPHY

James Investment Research's (JIR) investment philosophy is to seek appreciation with preservation of capital and reduction of risk. Three major factors are considered by JIR as they evaluate securities; value, neglect and management confidence. They seek undervalued securities which are neglected by the markets but show evidence of management confidence. When appropriate, JIR seeks to lower risk by purchasing bonds which are rated "A" or better by Moody's Investor Services or Standard and Poor's Corporation.

THE FUND'S ADVISOR

An investment advisor, JIR has approximately $1 billion in assets under management for individuals, corporations and other institutions. The professional analysts at JIR follow a top-down approach to investment research. For example, they begin by analyzing general economic trends, such as the overall direction of the economy, interest rates and inflation. These findings help identify promising markets, industry sectors and specific stock issues.

THE FUND'S DISTRIBUTOR

The Fund's distributor and marketing agent is Flagship Funds Inc., a broker/dealer registered with the Securities and Exchange Commission (SEC) and a member of the National Association of Securities Dealers. Flagship Financial Inc., an affiliate investment advisor registered with the SEC, is responsible for general supervision of the administrative, compliance, accounting and custodial functions of the Fund. Flagship Financial manages approximately $4.5 billion in fixed income securities for mutual funds and institutional clients.

[older couple outdoors]

                       [Rainbow logo] THE GOLDEN RAINBOW
                        A JAMES ADVISED MUTUAL FUND(SM)

                               One Dayton Centre
                             One South Main Street
                            Dayton, Ohio 45402-2030
                                  513-461-0332
                                  800-414-7447
                                    227-4648
                     For account information: 800-543-8721

(c) 1995, Flagship Funds Inc.                               GR-A-100 (10-26-95)

                       Prospectus dated October 26, 1995

                              TABLE OF CONTENTS

                                                                          Page
Fees and Expenses                                                            2
Financial Highlights                                                         3
The Fund and Its Objective                                                   4
Investment Considerations and Risk Factors                                   4
How To Buy Shares                                                            6
How To Redeem Shares                                                         9
Exchange and Reinvestment Privilege                                         10
Systematic Withdrawal Plan                                                  10
Direct Deposits                                                             11
How Fund Shares Are Priced                                                  11
Taxes                                                                       11
Distributions and Yield                                                     12
About the Investment Manager                                                14
About the Distributor                                                       14
General Information                                                         15
Custodian and Transfer Agent                                                16
Counsel and Auditors                                                        16
Additional Information                                                      16
Application                                                                 17



FLAGSHIP
UTILITY INCOME
FUND(R)

Flagship Utility Income Fund(sm) (the "Fund") is a diversified series of Flagship Admiral Funds Inc. (the "Corporation"), an open-end mutual fund with five series outstanding. The Fund seeks to provide current income and long-term growth of income and capital for individual and corporate investors by investing primarily in the preferred and common stocks of companies in the public utilities industry. The Fund will seek capital appreciation as a secondary objective. No assurance can be given that the Fund will achieve its objective.

This Prospectus sets forth concisely the information about the Fund that you should know before investing. Please read and retain it for future reference.

A Statement of Additional Information dated October 26, 1995 containing additional information about the Fund has been filed with the Securities and Exchange Commission, and is hereby incorporated by reference into this Prospectus. A copy of the Statement of Additional Information can be obtained without charge by telephoning the Fund toll free at: 1-800-414-7447, or for TDD, 1-800-360-4521.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

FEES AND EXPENSES

                                             Class A Shares     Class C Shares
 ----------------------------------------    ---------------   ---------------
Shareholder Transaction Expenses
Maximum Front End Sales Load
Imposed on Purchase                                4.20%             None
Maximum CDSL Imposed on Redemptions
  (if redeemed within 1 year of purchase)         None                1.00%
Maximum Sales Charge Imposed on
  Reinvested Dividend                             None               None
Redemption Fee                                    None               None
Exchange Fee                                      None               None
Annual Fund Operating Expenses As a
  Percentage of Average Net Assets After
  Fee Waiver & Reimbursement Arrangements
Management Fee
(See "About the Investment Manager")                .30%               .30%
12b-1 Fee (See "About the Distributor")             .40%               .95%(a)
Other Expenses                                      .45%               .45%
Total Fund Operating Expenses                      1.20%              1.75%
Total Fund Operating Expenses Without
  Waiver or Reimbursement                          1.52%              2.06%

Percentage based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. The manager, at its discretion, anticipates waiving a portion of its management fee and providing expense reimbursement for the Fund. Class C Shares are sold without a front-end sales charge but their 12b-1 fees may cause long-term stockholders to pay more than the economic equivalent of the maximum permitted front-end sales charge.

(a) Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee.

EXAMPLE OF EXPENSES

   An investor in the Fund would pay the following dollar amount of expenses on a $1,000 investment assuming: (1) 5% annual return and (2) Redemption at the end of each period.

                     1 year     3 years    5 years    10 years
-----------------    -------    -------    -------   ---------
Class A Shares         $54        $78       $105        $181
Class C Shares         $28        $55       $ 95        $206
                       $18*       $55       $ 95        $206
* Expenses assuming no redemption within one year of purchase

   The preceding fee tables are provided to assist investors in understanding the various costs and expenses which may directly or indirectly be incurred as a result of an investment in the Fund. The rules of the Securities and Exchange Commission ("SEC") require that the Fund's maximum sales charge be reflected in the fee table. As indicated in the expense table, the Fund utilizes a declining sales load for Class A Shares and a contingent deferred sales load ("CDSL") for Class C Shares. Long-term Class C shareholders could pay more than the economic equivalent of the maximum front end sales charges for Class A Shares. The Fund's 12b-1 plan and management fee are more fully described herein. These expenses should not be considered a representation of actual past or future expenses, as actual expenses may be greater or less than those shown.

                    FINANCIAL HIGHLIGHTS

   The following information was derived from audited financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors. Their report on the financial statements and related notes appears in the Statement of Additional Information.

PER SHARE INCOME AND CAPITAL CHANGES

   The following table provides per share income and capital changes for a share of capital stock of the Flagship Basic Value Fund outstanding from August 26, 1983 (commencement of operations) to June 30, 1991, and of Class A Shares of the Flagship Utility Income Fund ("Utility Fund") from July 1, 1991 to June 30, 1995, and of Class C Shares of the Utility Fund from July 6, 1993 to June 30, 1995. On June 4, 1992 the stockholders of the Flagship Basic Value Fund approved a change in the fundamental investment objective and policies of the Fund to that described in this Prospectus. As a result of the fundamental change in the Fund, the financial information below is primarily of historical value and has only limited relevance to the Fund's current operations and performance as a utility fund. The Fund does not expect portfolio turnover to exceed 100%.

                           Income from
                      Investment Operations                    Less Distributions
               ------------------------------------    ------------------------------------
                                    Net
                                Realized
                                     &
                Net              Unreal-               Divi-
               Asset               ized      Total     dends                                    Net
               Value               Gains     From      From    Distri-                         Asset
              Begin-      Net     (Loss)   Invest-      Net    butions                         Value
               ning    Invest-      on       ment    Invest-     From    Returns     Total      End      Total
Year Ended      of       ment     Secur-     Oper-     ment    Capital      of     Distri-      of       Return
 June 30,     Period    Income     ities    ations    Income     Gains   Capital   butions    Period      (d)
----------     ------    ------    ------    ------    ------    ------    ------    ------    ------   --------
Class A
 8/26/83(a)-
  12/31/83  $16.67(a)    $ .71    ($  .44)  $  .27     $ .71                         $ .71    $16.23       2.72%
 01/01/84-
  06/30/84     16.23       .88      (.97)     (.09)      .88     $.02      $.03        .93     15.21      (1.06)
  1985         15.21      1.67       .81      2.48      1.66                          1.66     16.03      17.23
  1986         16.03      1.40      (.66)      .74      1.37                          1.37     15.40       4.64
  1987         15.40      1.08       .11      1.19      1.09                          1.09     15.50       7.95
  1988         15.50      1.15     (3.12)    (1.97)     1.18                          1.18     12.35     (13.60)
  1989         12.35      1.06     (1.27)     (.21)      .97                           .97     11.17      (1.70)
  1990         11.17       .80      (.50)      .30      1.02                          1.02     10.45       2.56
  1991         10.45       .76      (.88)     (.12)      .82                           .82      9.51      (1.14)
  1992          9.51       .67       .69      1.36       .69                           .69     10.18      14.69
  1993         10.18       .67       .86      1.53       .67                           .67     11.04      15.86
  1994         11.04       .63     (1.34)     (.71)      .64                           .64      9.69      (6.83)
  1995          9.69       .64       .55      1.19       .64                           .64     10.24      12.73
Class C
----------
  1994(a)      11.05       .59     (1.39)     (.80)      .56                           .56      9.69      (7.52)
  1995          9.69       .59       .55      1.14       .59                           .59     10.24      12.14

                            Ratios/Supplemental Data
              -----------------------------------------------------
                                          Ratio of
                                             Net
                             Ratio of    Investment
              Net Assets     Expenses     Income to
                End of      to Average     Average      Portfolio
Year Ended      Period         Net           Net         Turnover
 June 30,      (000's)      Assets (b)   Assets (b)      Rate (c)
----------    ----------   ----------    ----------    ------------
Class A
 8/26/83(a)-
  12/31/83     $ 64,665        1.03%        12.51%         28.78%
 01/01/84-
  06/30/84      193,602        1.03         10.96          83.25
  1985          241,121        1.02         10.68         128.80
  1986          307,604         .96          8.76         182.89
  1987          236,607         .99          7.00         315.96
  1988           84,749        1.00          7.88         186.30
  1989           32,692        1.23          9.03         120.45
  1990           16,934        1.21          7.29         148.46
  1991           12,830        1.48          7.79         116.16
  1992            6,050        1.42          6.72          58.50
  1993           32,819        1.03          6.31         154.12
  1994           26,921         .94          5.92         193.14
  1995           25,000        1.00          6.52         158.55
Class C
----------
  1994(a)         5,129        1.46          5.69         193.14
  1995            5,501        1.54          6.01         158.55

(a) Commencement of investment operations.
(b) Annualized.
(c) Annualization is not appropriate.
(d) The total returns shown do not include the effects of front-end or contingent deferred sales loads and are annualized in first year after commencement of investment operations.

Note: All amounts have been adjusted for a 3-for-1 stock split which occurred on July 1, 1992.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

THE FUND AND ITS OBJECTIVE

   The Fund is a professionally managed, diversified series of an open-end investment company. The Fund's objective is to seek "current income and long-term growth of income and capital." To the extent consistent with the primary investment objective, the Fund will seek capital appreciation as a secondary objective. The Fund will also seek to maximize the amount of its qualifying dividend income under Federal income tax laws. Under current Federal income tax laws, qualifying dividends paid by the Fund will qualify for the 70% dividends-received deduction for corporations. The Fund's investment objectives are fundamental and cannot be changed without authorization by a vote of a majority of the outstanding shares of the Fund.

   To accomplish its objective, the Fund intends to invest at least 65% of its total assets in the securities, including preferred and common stock, of companies in the public utilities industry, including companies principally engaged in the production, transmission or distribution of electric energy, gas, water or communications services such as telephone or telecommunications services, or in solid waste disposal. The Fund also may seek to enhance its return by selling options on portfolio securities. However, the income generated from such options would not qualify for the 70% dividends-received deduction.

   The Manager will continuously monitor the issuers of securities in which the Fund is likely to invest and will diversify the Fund's portfolio among issues that the Manager believes will best accomplish the Fund's objective. As to preferred and debt securities, the Fund will limit its holdings to issues rated, at the time of purchase, as investment grade by either Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group(R) ("S&P"), Duff and Phelp ("D&P"), or Fitch Investors Service ("Fitch") respectively or other issues believed by the Manager to be of at least comparable quality.

THE UTILITIES INDUSTRY

   As a fundamental policy, the Fund will concentrate its investments with at least 65% of its total assets invested in companies in the public utilities industry. As a result of this concentration policy, the Fund's performance will depend in part on conditions in the public utilities industry. Utility stocks have traditionally been popular among more conservative investors, because they have generally paid above-average dividends. However, utility stocks can still be affected by the risks of the stock market, as well as by special factors specific to public utility companies.

   Rates of return of utility companies generally are subject to review and limitation by state public utilities commissions and tend to fluctuate with marginal financing costs. Rate changes, however, ordinarily lag behind the changes in financing costs, and thus can favorably or unfavorably affect the earnings or dividend pay-outs on utilities stocks depending upon whether such rates and costs are declining or rising.

                  INVESTMENT CONSIDERATIONS AND RISK FACTORS

INVESTMENT RISKS

   Utility companies in the United States are generally subject to substantial regulation intended to ensure appropriate standards of review and adequate capacity to meet public demand. The nature of regulation in the utility industries continues to evolve in the United States. Although certain companies may develop more profitable opportunities, others may be forced to defend their core business and may be less profitable. Electric utility companies have historically been subject to the risks associated with increases in fuel and other operating costs, high interest costs on borrowings, costs associated with compliance with environmental, nuclear facility and other safety regulations and changes in the regulatory climate. Increased scrutiny of electric utilities might result in higher costs and higher capital expenditures, with the risk that regulators might disallow inclusion of these costs in rate authorizations. Increasing competition due to past regulatory changes in the telephone communications industry continue, and whereas certain companies have benefited, many companies may be adversely affected in the future. Gas transmission companies and gas distribution companies continue to undergo significant changes as well. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In addition, several large suppliers have recently suffered financial difficulties, partly as a result of being locked into long-term fixed-price contracts. Water supply utilities are in an industry that is highly fragmented due to local ownership and generally the companies are more mature and are experiencing little or no per capita volume growth. There can also be no assurance that regulatory policies or accounting standards changes will not negatively affect utility companies' earnings or dividends. The telephone and telecommunications industry, while undergoing rapid growth in some segments, is also subject to regulatory changes and numerous competitive pressures as technologies are developed. It also requires substantial capital for new technology. Under market conditions that are unfavorable to the public utilities industry, the Fund may temporarily significantly reduce its investment in that industry. Some public utility companies are facing increased competition, which may reduce their profits. All of these factors are subject to rapid changes, which may affect utility companies independently from the stock market as a whole.

BORROWING

   The Fund may borrow from time to time on a temporary basis in amounts up to 25% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to the Fund will be less than if the borrowing had not been made. To the extent the Fund invests the proceeds from borrowings in equity or fixed income securities, the net asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Adviser will only cause the Fund to borrow when there is an expectation it will benefit the Fund. Borrowing by the Fund would cause a pro rata portion of the dividends-received deduction with respect to the Fund's dividends to be disallowed. Accordingly, the Fund does not intend to borrow to any significant extent.

RESTRICTED SECURITIES

   The Fund may invest up to 10% of its assets (valued at the purchase date) in illiquid securities, including securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements in excess of seven days. Under guidelines adopted by the SEC, the Manager is permitted to determine whether certain securities are liquid pursuant to procedures approved by the Fund's Board of Directors. Due to the less liquid nature of restricted securities, if the Fund were forced to sell such securities, it might have to do so at a disadvantageous price.

HEDGING

   In order to hedge the risks of equity market and interest rate changes, the Fund may utilize various publicly or privately traded instruments including options, futures contracts or options on futures contracts or stock or financial index options or futures thereon. The range of permissible hedging activities may well change over time as new instruments are created or regulatory changes occur. In addition, the Fund may utilize such contracts or options as a means of increasing the yield and/or total return of the Fund's portfolio. Such trading strategies are a generally accepted part of portfolio management engaged in by many mutual funds. The Fund's use of futures and options on futures would in all cases be consistent with applicable regulatory requirements and in particular, the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act and any applicable state laws. Hedging instruments have risks associated with them including possible failure of delivery, illiquidity and market risks.

RISKS

   In addition to the risks described above, the use of options and futures transactions for hedging purposes entails certain other risks. In particular, the variable degree of correlation between price movement of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the Fund's position. In addition, futures transactions markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund might not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to the decline in the value of the hedged portion, at the same time they tend to limit any potential gain which might result from an increase in value of such position. The ability of the Fund to hedge successfully would depend on the Manager's ability to forecast pertinent market movements, which cannot be assured. Furthermore, the Fund's holding period in its portfolio assets could be suspended during the period in which risks were hedged. As described below in "Taxes --Dividends", the Fund must satisfy certain holding period requirements to be eligible for the dividends-received deduction. Finally, the daily deposit requirements in futures contracts would create an ongoing greater potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions would reduce net asset value.

QUALITY

   The Fund will invest in preferred stocks and debt obligations which are rated at the date of purchase as investment grade, which means that such securities will be rated no lower than Baa by Moody's or BBB by S&P or BBB by D&P, or BBB by Fitch. Securities rated Baa by Moody's, BBB by S&P or Fitch or D&P generally are regarded as having an adequate capacity to pay interest and repay principal. However, such securities lack outstanding investment characteristics and in fact have speculative characteristics as well. Generally, the Fund will not invest in securities rated lower than Baa by Moody's or BBB by S&P, or Fitch, or D&P, respectively, but may do so if the Manager believes the financial condition of the issuer or other available protections reduce the risk to the Fund. For example, the Fund may invest in such a security if the Manager believes the issuer's assets are sufficient to insure that the issuer can repay its outstanding obligations. The Fund will not invest more than 5% of its assets in securities rated below investment grade. The Fund may also invest in unrated securities if the Manager determines that such securities present attractive investment opportunities and are of comparable quality to the other securities in which the Fund may invest.

OTHER POLICIES

   Among other things, the Fund may not make loans (other than repurchase agreements), except to the extent the purchase of debt obligations of any type are considered loans, and except that the Fund may lend portfolio securities, not exceeding 5% of the value of its assets, pursuant to SEC requirements and the exchanges on which such securities are traded; issue securities senior to its stock; or invest more than 5% of the value of its assets in repurchase agreements or when-issued or delayed delivery transactions.

                               HOW TO BUY SHARES

CONTINUOUS OFFERING

   Shares of the Fund are sold in a continuous offering at the public offering price, which is equal to the net asset value per share next determined after a purchase order is received by the Fund (see "How Fund Shares are Priced") plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or
(ii) on a contingent deferred basis (Class C Shares). When placing purchase orders, investors should specify whether the order is for Class A or Class C Shares. All purchase orders that fail to specify a Class will automatically be invested in Class A Shares. Purchases may be made as described below under "Purchase Through Dealers" and "Purchase by Check." The Fund reserves the right to reject any order for shares. The following table shows the total sales charges or underwriting discounts and dealer concessions for each amount.

CLASS A SHARES

                                    Total Sales Charge
                             ------------------------------
                              Percentage of    Percentage of   Dealer Concession or Agency
    Size of Transaction         Offering         Net Asset       Commission as Percentage
 At Public Offering Price         Price            Value            of Offering Price
--------------------------    -------------    -------------    ---------------------------
Less than $ 50,000                4.20%            4.38%                   3.70%
$ 50,000 to $ 100,000             4.00             4.18                    3.50
$ 100,000 to $ 250,000            3.50             3.65                    3.00
$ 250,000 to $ 500,000            2.50             2.61                    2.00
$ 500,000 to $1,000,000           2.00             2.09                    1.50
$1,000,000 to $2,000,000           .50              .52                     .30
$2,000,000 and over                 --               --                      --*

*Finder's fee of .15% for amounts over $2,000,000 (subject to repayment if shares are redeemed in less than one year).

No sales charge will be assessed on purchases by stockholders who owned shares of the fund on June 4, 1992.

CLASS C SHARES

Class C Shares are offered at net asset value, without initial sales charge, subject to a continuing 0.95% annual distribution fee (of which .75% is an asset based sales charge and .20% is a service fee) and a CDSL of 1% if redeemed within one year of the purchase date. The first year of the annual distribution fee is paid to the Distributor, and in subsequent years 0.75% is paid to the dealer and 0.20% is paid to the Distributor.

   The minimum purchase required to open an account in the Fund is $3,000. For investments by Individual Retirement Accounts or Keogh accounts, the minimum initial purchase is $1,000. Additional purchases of $50 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A Shares because it will ordinarily be more advantageous for an investor making an investment of such size to purchase Class A Shares. The Fund executes purchase orders immediately prior to declaration of the daily dividend as of the close of business on the day the order is received. Payments by wire will begin to earn dividends on the business day that the Fund's custodian bank receives payment for your shares. All other forms of payment will begin to earn dividends on the subsequent business day. When you redeem shares, you will continue to receive dividends up to, but not including, payment date. See "How to Redeem Shares" and "Distributions and Yield." Because dividends do not begin until payment is received, you should request your dealer to forward payment promptly. To the extent your securities account or bank account is charged for your purchase before the Fund receives funds, your dealer or bank may be earning interest on your funds.


   At various times the Distributor may implement programs whereby a dealer's sales force may be eligible for nominal awards or whereby the Distributor will reallow to any dealer that sponsors sales programs conforming to criteria established by the Distributor up to an additional 0.50% of the sales generated by the dealer (but never, together with the commission, more than the total sales charge) at the public offering price during such program (see "About the Distributor" below). These programs will not affect the price investors pay for shares or the amount that the Fund will receive from such sale. A salesperson and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact your dealer or the Distributor. Where a dealer receives the total sales charge, such dealer may be deemed to be an underwriter.


PURCHASE THROUGH DEALERS


   To purchase shares through a dealer, you should request your dealer to transmit an order to Boston Financial for the appropriate number of shares and make arrangements with your dealer to transmit funds for the purchase. Your dealer may require you to fill out an Application Form or similar application.


   The public offering price is based on net asset value and includes the applicable sales charge. Because the Fund determines net asset value for each series daily as of the close of the regular trading session (normally 4:00 p.m. New York time) on the New York

Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally three business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.


PURCHASE BY CHECK


   To purchase shares by check, please mail the amount you wish to invest and, in the case of a new account, a completed Application Form to: Boston Financial, Attention: Flagship Utility Income Fund, P.O. Box 8509, Boston, MA 02266-8509. Checks should be made payable to Flagship Utility Income Fund. Orders will be priced at the public offering price based on the net asset value (including the applicable sales charge) next determined after the order is received and will be executed on the day the check is received.


AUTOMATIC INVESTMENT PLAN


   The Fund offers current stockholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. On the tenth day of each month the amount you specify ($50 minimum) will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

   The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Stockholders can change the amount or discontinue their participation in the plan by written notice to Boston Financial thirty (30) days prior to fund transfer date. Because a sales charge is applied on new Class A Shares purchased, it would be disadvantageous to purchase Class A Shares while also making systematic withdrawals.

DESCRIPTION OF CLASSES

   Currently the Fund offers two classes of shares, Class A Shares and Class C Shares. Other classes of shares are not presently available, but may be offered in the future. The Fund is authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of the Fund and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Fund's Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years as described below (see "Shares of the Fund " in the Statement of Additional Information). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class Y Shares is expected to be substantially the same, but it may differ from time to time.

   1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in this Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongoing distribution services fee (see "About the Distributor" below). Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" below). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Exchange And Reinvestment Privilege" below. The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased.


   2. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares are Priced") without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSL if they are redeemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution services fee of 0.95% (see "About the Distributor" below). The Class C Shares have no conversion rights.

   The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the death of a shareholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and (iii) when Class C Shares are exchanged for Class C Shares of other Flagship funds distributed by the Distributor (see "Exchange And Reinvestment Privilege" below). In the case of an exchange, the length of time that the investor held the original Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class C Shares for which the exchange was made.


   Class B and Y Shares are not presently available. They are described fully in the Fund's Statement of Additional Information.

GENERAL

   All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Fund, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement. The Fund's transfer agent will send to each stockholder of record a confirmation of each purchase and redemption transaction (including the aggregate number of shares owned after such transaction) by such stockholder and a monthly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior month.

REDUCED SALES CHARGES

   During the continuous offering, the Distributor will offer several reduced sales charge programs as described below.

1. CUMULATIVE PURCHASE DISCOUNT (CLASS A SHARES ONLY)


   Whenever an individual stockholder purchases Class A Shares of the Fund, such individual stockholder may aggregate his holdings of all Class A Shares in any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor and any current purchases of Class A Shares to determine the applicable sales charge. A reduced sales charge will be imposed if the aggregated amount qualifies for one according to the rate schedule. An individual stockholder may also aggregate the holdings of a spouse, any of their children and parents in the same fashion when making a particular purchase. Finally, for purposes of determining the applicable sales charge, trusts and other fiduciaries may aggregate the holdings of each trust estate or other fiduciary account in the same fashion even if the beneficiaries are unrelated. Any stockholder may also combine his holdings of Class A Shares subject to a front-end sales charge and current purchases of Class A Shares in all of such funds distributed by the Distributor in order to qualify for a reduced sales charge on any particular purchase.


2. LETTER OF INTENT (CLASS A SHARES ONLY)


   A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to invest, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in the Fund or any other mutual fund distributed by the Distributor which is sold with a sales charge count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.


3. BROKER-DEALER AND FLAGSHIP EMPLOYEES

   In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling Agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that certain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, directors and full-time employees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor", "officers", "directors" and "employees" include such persons' spouses, children and parents, as well as the trustee or custodian of any qualified pension or profit sharing plan or IRA established for the benefit of such officer, director, employee, spouse, child or parent.

4. GROUP PURCHASES (CLASS A SHARES ONLY)

   Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may purchase shares at net asset value (without sales charge) where the amount invested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

   A "qualified group" is one which (i) has previously been in existence,
(ii) has a primary purpose other than acquiring Fund shares at a discount and
(iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements relating to its group purchases.


   Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value determined on the day that the funds are received in proper form by the Fund.

5. REDEMPTIONS FROM UNRELATED FUNDS

   Shares of the Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption (within one year of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges, or is no longer subject to a CDSL.


6. WRAP FEE ACCOUNTS

   Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, recordkeeping or other services.


LETTER OF INTENT ESCROW PROVISION (CLASS A SHARES ONLY)


   It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the Shareholder's Account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the Shareholder's Open Account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by the Distributor and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the Shareholder will remit to the Distributor an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the shareholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by the Distributor such difference in sales charge is not paid, the Distributor is hereby authorized to redeem an appropriate number of shares to realize such difference. The Distributor is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the Shareholder. The shareholder or his dealer will inform Boston Financial that this Letter is in effect each time a purchase is made.


                              HOW TO REDEEM SHARES


   Upon receipt by Boston Financial through one of the methods discussed below of a proper redemption request (indicating your name and account number and the dollar or share amount to be redeemed from the particular series), the Fund will redeem shares at their next determined net asset value. See "How Fund Shares are Priced." Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. Neither the Distributor nor the Fund charges a fee or a commission for redemption. For further information on redemptions or exchanges, please contact your dealer or call Boston Financial toll free at:
1-800-225-8530, or for TDD, 1-800-360-4521.


REDEMPTION THROUGH DEALERS


   You may redeem shares through any dealer which has a Selling Agreement with the Distributor. Your dealer is responsible for transmitting the redemption request to Boston Financial by the close of trading on the New York Stock Exchange on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received and your entitlement to any prior day's redemption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.


OTHER REDEMPTION METHODS


   You may redeem shares by telephone (provided that you did not reject the telephone redemption service on your application) toll free at:
1-800-225-8530, or for TDD, 1-800-360-4521. For funds to be wired ($5,000 minimum on wires) the completed bank account information portion of the telephone redemption section in the application must already be on file with Boston Financial. Proceeds will be wired normally on the next business day Boston Financial is open for business. For all other redemptions your redemption request must be submitted in writing to Boston Financial at the address below. The Fund's purchase application relieves the Fund and the Transfer Agent (Boston Financial) of any liability for loss, costs, or expenses arising out of telephone redemptions that are reasonably believed to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to fraudulent or unauthorized instructions. The procedures include requiring a form of personal identification prior to acting on telephone instructions, recording such instructions, and providing written confirmation of such transactions.


   Payment will be made by sending a check to you at the address on your most recent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regulations following receipt of the redemption request in proper form. For redemption requests over $50,000, or if the registration on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, the Fund must receive a letter of instruction signed by all persons authorized to sign for the account exactly as it is registered. All signatures must be guaranteed (see below). The letter must be mailed to: Boston Financial, Attention: Flagship Utility Income Fund, P.O. Box 8509, Boston, MA 02266-8509.


SIGNATURE GUARANTEE


   Boston Financial may require a signature guarantee on certain written transaction requests. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing.


FURTHER INFORMATION

   If you redeem all shares owned, the dividends declared during the month through the time of redemption will be included in the remittance. Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares of any stockholder whose redemptions cause the value of its holdings to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the stockholder, the stockholder will be given written notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of his holdings to at least $1,000.


   Shares purchased other than by Federal Funds wire or bank wire may not be redeemed by telephone until 15 calendar days after the purchase of such shares, but may be redeemed pursuant to the ordinary redemption procedure during such period. For further details on redemption, contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.


                     EXCHANGE AND REINVESTMENT PRIVILEGE


   Any Class A Shares which have been registered in a stockholder's name for at least 15 calendar days, except shares of money market funds, may be exchanged on the basis of relative net asset value per share for Class A Shares of any other tax exempt, U.S. Government, or taxable fixed-income fund or series thereof distributed by the Distributor in any state where such exchange may legally be made. Similarly, Class C Shares may be exchanged for Class C Shares of any other fund or series thereof distributed by the Distributor which are sold pursuant to a similar CDSL arrangement on the basis of relative net asset value per share without the payment of any CDSL otherwise due upon redemption of Class C Shares. For purposes of computing the CDSL payable upon the redemption of shares acquired through such an exchange, the period of time for which the investor held the Class C Shares will be counted toward the holding period applicable to the Class C Shares which the investor acquired through the exchange. In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least the minimum amount required to make an initial investment in the fund for which the exchange is being made. Shares must be on deposit at Boston Financial before the exchange can be made. Stockholders of the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made before effecting an exchange.

   The exchange privilege may be modified or terminated at any time. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from Boston Financial or the Distributor and submit it to Boston Financial. If you have certificates for any shares being exchanged, you must surrender such certificates at the time of exchange.

   A stockholder who has redeemed shares may repurchase at net asset value, without a sales charge, shares of the Fund or shares of other funds with a sales charge distributed by the Distributor in any amount between the stated minimum investment amount of such fund and the proceeds of redemption. The reinvestment request must be received by Boston Financial within 1 year of the redemption and this feature may be exercised by a stockholder only twice per calendar year.

   An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, stockholders who exchange between funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules. For further details on exchanges or reinvestment, please contact your dealer or call Boston Financial toll free at: 1-800-225-8530, or for TDD, 1-800-360-4521.


                          SYSTEMATIC WITHDRAWAL PLAN


   Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $50 or more as specified by the shareholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the shareholder's account. To the extent that redemptions for a SWP exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by the Shareholder Services Agent. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a shareholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The Shareholder by written instructions to Boston Financial may withdraw from the program, change the payee or change the dollar amount of each payment. Boston Financial may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by Boston Financial on 60 days' notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.


                               DIRECT DEPOSITS


   Shareholders can have dividends or SWP redemption proceeds deposited electronically into their bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must (1) fill out the appropriate section of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which redemptions are to be deposited. Once Boston Financial has received the application and the voided check, such shareholder's designated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a shareholder may terminate participation at any time by written notice to Boston Financial.


                          HOW FUND SHARES ARE PRICED


   For purposes of pricing purchases and redemptions, the net asset value of each class of shares of the Fund is separately determined by Boston Financial as of the close of the regular trading session on the New York Stock Exchange on each day that the Exchange is open for business (and will also be computed as of 4:00 p.m., New York time, on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfolio securities of the Fund such that net asset value per share might be affected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares outstanding at the time the determination is made.

   Assets of the Fund for which market quotations are readily available are valued at market value. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the SEC. Other assets and securities are valued at their fair value as determined in good faith under procedures established by the Directors of the Fund.


                                    TAXES

   The following discussion is a general summary of certain of the current federal income tax laws regarding the Fund and its investors. The discussion does not purport to deal with all of the federal income tax consequences applicable to the Fund, or to all categories of investors who may be subject to special rules (for example, foreign investors). Investors should consult their own tax consultant for more detailed information regarding the above and for information regarding any state, local or foreign taxes that may be applicable to them.

   The Fund intends to qualify for taxation as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that the Fund will not be subject to federal income tax to the extent it distributes its income to its stockholders. In order to so qualify, certain gross income and other requirements must be satisfied.


DIVIDENDS


   Dividends other than capital gain dividends paid by the Fund to individuals will be taxable as ordinary income. If the Fund qualifies for taxation as a RIC and satisfies certain requirements discussed below, dividends paid by the Fund (other than capital gain distributions, which are discussed separately below) will be eligible, whether paid in cash or in additional shares, for the 70% dividends-received deduction that is available to corporate taxpayers to the extent attributable to dividends received by the Fund from domestic corporations. After giving effect to such 70% deduction, such dividends are subject to a maximum effective rate of federal corporate income tax of approximately 10.5%, in contrast to the maximum federal corporate income tax rate of approximately 35%.

   Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described below under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends distributed by the Fund may qualify for the dividends-received deduction.

   In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its investment company taxable income and net capital gain, a portion of each distribution will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

   For purposes of the alternative minimum tax imposed on corporations, alternative minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative minimum taxable income. Accordingly, an investment in the Fund may cause a corporate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.

HOLDING PERIOD AND OTHER REQUIREMENTS

   In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stockholder will similarly satisfy the 46-day holding period on reinvested dividends declared with respect to such shares to the extent that such stockholder's total redemptions during any period do not exceed its total investment in such shares immediately prior to such period and are properly identified, as described below, as relating to such shares.

   In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.

   The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stockholders are urged to consult their tax advisers.


CAPITAL GAIN DIVIDENDS


   The Fund will be subject to federal income taxation (at the capital gain rate) on its net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) unless such amounts are distributed to the stockholders and designated as capital gain dividends. If the Fund distributes such capital gain dividends, the stockholders will treat such amounts as a long-term capital gain for purposes of computing their own federal income tax liability. Alternatively, the Fund may pay the tax with respect to the net capital gain and then designate, but not distribute, all or a portion of such gain. Stockholders will treat such designated amounts as a capital gain on their federal income tax returns, but they will receive a credit or refund equal to the federal income taxes paid by the Fund with respect to such capital gains. Any actual or designated distributions attributable to net capital gains will not be eligible for the dividends-received deduction. If a capital gain dividend is paid with respect to any shares which are sold at a loss after being held for six months or less, then any loss realized upon the sale of such shares will be treated as a long-term capital loss to the extent of such capital gain dividend.


REDEMPTIONS


   Redemptions of shares will be taxable transactions for federal income tax purposes. Generally, gain or loss will be recognized in an amount equal to the difference between the stockholder's basis in its shares and the amount received. Assuming that such shares are held as a capital asset, such gain or loss will be a capital gain or loss and will generally be a long-term capital gain or loss if the stockholder has held its shares for a period of one year or more. If a stockholder redeems shares of the Fund at a loss and makes an additional investment in the Fund 30 days before or after such redemption, the loss may be disallowed under the wash sale rules.


STATE AND LOCAL TAXES

   Stockholders may be subject to state and local taxes on distributions received from the Fund, which taxes may be determined differently than federal income taxes thereon. Stockholders should consult their own tax advisors as to the state and local tax consequences of investing in the Fund.

                           DISTRIBUTIONS AND YIELD

DISTRIBUTIONS

   The Fund will seek to distribute all of its income each year. The Fund declares dividends daily immediately prior to the close of business, from its net investment income. Each such dividend will be payable with respect to fully paid shares to stockholders of record at the time of declaration. All daily dividends declared during a given month will be paid as of the last calendar day of the month. Distributions of realized net capital gains, if any, will generally be declared and paid at the end of the year in which they have been earned. In accordance with Securities and Exchange Commission regulations, the Fund may include its current yield and/or return in advertisements or information furnished to stockholders or potential investors.

DIVIDEND PAYMENT OPTIONS

   Several dividend payment options are available to stockholders. The activation of these options varies with the nature of a stockholder's administrative relationship with the Fund.

   If the stockholder receives periodic statements regarding the Fund from their broker/dealer, then all dividends are automatically paid in cash unless the stockholder instructs their broker/dealer to implement a different option.

   If the stockholder receives a periodic statement directly from the Fund, then all dividends are automatically reinvested unless the stockholder instructs the Fund to implement a different option.

   The dividend payment options are to:

    1. Automatically reinvest all interest and capital gains distributions.

    2. Pay interest dividends in cash, and reinvest capital gains distributions.

    3. Pay both interest and capital gains distributions in cash.

    4. Direct all dividends to another Flagship tax exempt or U.S. Government fund account which has an identical registration and tax identification number (the $3,000 minimum initial investment applies).


    5. Have dividends deposited electronically via Automated Clearing House ("ACH") into a bank account. See "Direct Deposits" and "Systematic Withdrawal Plan" above.


   All reinvested or directed dividends will be at net asset value without any sales charge. Your broker, or Flagship customer service representative can help you change your option from your initial account opening instructions.

TAX OBJECTIVES OF DIVIDEND POLICY FOR CORPORATE INVESTORS

   The Fund's dividend procedures are designed to maximize the Federal income tax advantage of the 70% dividends-received deduction to domestic corporate stockholders . Although the Fund and the Manager believe that the Fund will be able to achieve its tax objectives, there can be no assurances on this matter. For further information regarding the dividends-received deduction, see the Statement of Additional Information, "Taxes."

CAPITAL GAIN DIVIDENDS

   Normally the Fund will make a distribution of realized net capital gain for a taxable year within 75 days after the end of such year (June 30) and may make an additional distribution in order to avoid an excise tax which is imposed on any undistributed income if substantially all of such income has not been declared and distributed within certain time periods. The Fund retains the discretion, however, not to distribute all or a portion of such gain if, in its judgment, nondistribution of such gain would help achieve the tax objectives of the Fund.

YIELD AND TOTAL RETURN CALCULATION


   The yield for each class of the Fund's shares is calculated in accordance with the SEC's standardized yield formula. Under this formula, dividend and interest income over the 30 day measurement period is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year.


   The average annual total return for each class of the Fund's shares for any time period is calculated by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return.

   The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "nonstandardized quotation"). A nonstandardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. The Fund may also quote a tax equivalent current yield for corporate investors assuming the availability of the 70% dividends-received deduction for all of the Fund's daily dividends and an appropriate specified corporate tax rate. These computations may or may not include the effect of applicable sales charges which, if included, would reduce total return. A nonstandardized quotation of total return for a particular class of shares will always be accompanied by the "average annual total return" for such class as described above.

   Current yield and total return of each class will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Fund with those of other investment vehicles. Yield and return information is based on historical performance and is not intended to indicate future performance. See "Yield and Total Return Calculation" in the Statement of Additional Information.

                         ABOUT THE INVESTMENT MANAGER


   The business and affairs of the Fund are managed under the direction of its Board of Directors. The investment adviser to the Fund is Flagship Financial Inc. (the "Manager"), whose principal business address is One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030. The Manager, as well as the Distributor, is a wholly-owned subsidiary of Flagship Resources Inc., which is owned and/or controlled by Bruce P. Bedford and Richard P. Davis and members of their immediate families. Messrs. Bedford and Davis each serve as a director and an officer of the Fund as well as the Manager and the Distributor.

   Pursuant to the terms of an Investment Advisory Agreement, dated November 27, 1984 (the "Advisory Agreement"), the Manager, subject to the general supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, renders investment supervisory and corporate administrative services to the Fund. In this regard, it is the responsibility of the Manager to make investment decisions for the Fund and to place the purchase and sale orders. The Manager's Investment Policy Committee, comprised of all of the portfolio managers and principal executive officers, meets monthly to review the domestic economic outlook and the status of the financial markets, and to set the policy guidelines for the management of each of the Funds. Implementation, trading, and temporary modification of a Fund's strategy is the function of a small team of portfolio managers who back each other up. Each team is led by a designated portfolio manager who is primarily responsible for the day-to-day operations and performance of the Funds. The designated team leader for the Utility Income Fund is Richard Huber, Vice President of the Manager.

   In addition, the Manager performs, or supervises the performance of, administrative services in connection with the Fund including (i) assisting in supervising all aspects of the Fund's operations; (ii) providing the Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Fund; and (iii) providing the Fund, at the Manager's expense, with adequate office space and related services. The Fund's accounting records are maintained, at the Fund's expense, by its Custodian, Boston Financial.

   As compensation for the services rendered by the Manager under the Advisory Agreement, the Fund will pay the Manager a fee, computed daily and payable monthly, at an annual rate of .50% of its average daily net assets up to and including $100,000,000, plus .45% of such net assets over $100,000,000 up to and including $200,000,000, plus .40% of such net assets over $200,000,000 up to and including $300,000,000, plus .35% of such net assets over $300,000,000 up to and including $500,000,000, plus .30% of such net assets over $500,000,000. For the Fund's fiscal year ended June 30, 1995, the fee paid to the Manager was .02% of average net assets, and the total expenses of the Fund was 1.00% of average net assets for Class A shares and 1.54% of average net assets for Class C Shares.

   The Fund has adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

   The Manager, which has been a registered investment adviser since 1978, also renders investment advisory and management services to others. The Manager manages an aggregate of approximately 4.3 billion in assets, in both taxable and tax-exempt domestic portfolios, primarily for mutual funds, insurance and reinsurance companies, other corporations and employee benefits plans, and is investment adviser to Flagship Tax Exempt Funds Trust, an investment company with assets of approximately 3.9 billion, all assets as of August 31, 1995.


                            ABOUT THE DISTRIBUTOR

   The Fund has entered into a Distribution Agreement (the "Distribution Agreement") with Flagship Funds Inc. (the "Distributor"), pursuant to which the Distributor serves as the exclusive selling agent and distributor of the Fund's shares, and in that capacity will make a continuous offering of the shares and will be responsible for all sales and promotion efforts.


   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to the Class A, Class B, and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing its shares. The Fund's Rule 12b-1 Plan conforms to the requirements of the rules of the National Association of Securities Dealers with regard to Rule 12b-1 plans.

   The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's Manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis: compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's Manager and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.

   The maximum amount payable by the Fund under the Plan and related agreements on an annual basis is .95% of average daily net assets for the year. Of this amount, 0.75% is an asset based sales charge and .20% is a service fee. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets represented by such person's customers. A salesperson and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. The Board of Directors may reduce these amounts at any time. Amounts payable by a class of shares may be lower than the maximum and have been described previously. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. Under the Plan and related agreements, in the fiscal year ended June 30, 1995 the Fund's Class A Shares paid $101,226 and Class C Shares paid $48,312.

   The Distributor periodically undertakes sales promotion programs with broker-dealers with whom it has Distribution Agreements, in which it will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, it will support those firms' efforts in sales training seminars, management meetings, and broker roundtables where it has the opportunity to present the Distributor's products and services. The Distributor also provides recognition for outstanding sales achievements during a year through membership in its Admiral's, Captain's or Yacht Clubs which includes a membership plaque and a recognition memento. In addition, the distributor provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically provide food for office meetings. Under appropriate terms it will share with broker-dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situations where there is no retained underwriting commission, i.e., on the sale of Class C Shares, the Distributor will periodically pay for similar activities at its own expense.


   Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Fund's shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by the Fund's service agreement, the Fund would seek alternative providers of such services and expects that stockholders would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers pursuant to state law.

                             GENERAL INFORMATION

DESCRIPTION OF SHARES


   The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, The Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund. On June 4, 1992 the stockholders approved a change in the name of the Corporation to Flagship Admiral Funds Inc. and a change in the name of the Fund Stock to Flagship Utility Income Fund Portfolio Stock. The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, divided into five classes, with 200,000,000 shares of Flagship Utility Income Fund Portfolio Stock allocated to the Flagship Utility Income Fund with four sub-classes authorized each with 49,125,000 shares designated as Class A, Class B, Class C and Class Y, respectively; 100,000,000 shares of The Golden Rainbow - A James Advised Mutual Fund Portfolio Stock allocated to The Golden Rainbow - A James Advised Mutual Fund; 100,000,000 shares of Flagship Short Term U.S. Government Fund Portfolio Stock allocated to the Flagship Short Term U.S. Government Fund; 100,000,000 shares of Flagship Limited Term U.S. Government Fund Portfolio Stock allocated to the Flagship Limited Term U.S. Government Fund with four sub-classes authorized each with 24,500,000 shares designated as Class A, B, C & Y, respectively; and 100,000,000 shares of Flagship Intermediate U.S. Government Fund Portfolio Stock allocated to the Flagship Intermediate U.S. Government Fund with four sub-classes authorized each with 24,500,000 shares designated as Class A, B, C & Y, respectively. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold annual meetings of stockholders, it will abide by Section 16 (c) of the 1940 Act which provides that the Directors will call a meeting of stockholders for the purpose of voting on the question of the removal of a Director if so requested in writing by the holders of 10% or more of the Fund's outstanding shares and will assist such stockholders in communicating with the other stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

   Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, and such shares are subject to redemption by the Fund, as set forth under "How to Redeem or Exchange." There are no conversion, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when issued will be fully paid and nonassessable by the Fund.

                         CUSTODIAN AND TRANSFER AGENT


   Boston Financial, 225 Franklin Street, Boston, Massachusetts 02106, is the Fund's custodian, transfer agent and dividend disbursing agent. It also maintains the Fund's accounting records, determines the net asset value, and performs other stockholder services for the Corporation and each series.


                             COUNSEL AND AUDITORS


   Skadden, Arps, Slate, Meagher & Flom, counsel to the Fund, passes upon certain legal matters for the Corporation and the Fund. Deloitte & Touche LLP, independent auditors, are auditors for the Fund and advise the Fund as to certain tax matters.


   Miles & Stockbridge, Maryland counsel to the Fund, passes upon the legality of the Fund's shares.

                            ADDITIONAL INFORMATION


   Please direct your inquiries to a Flagship Representative at 1-800-414-7447 or for TDD, 1-800-360-4521.The Fund issues to its stockholders semiannual reports containing unaudited financial statements for the Fund and annual reports containing audited financial statements approved annually by the Board of Directors.

   This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


   Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

   No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Distributor in any State in which such offer to sell or solicitation of an offer to buy may not lawfully be made.


   The symbol(R) indicates a registered mark of Flagship Utility Income Fund owned by Flagship Financial Inc.


One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030
1-800-227-4648



(C)1995, Flagship Funds Inc.                              UI-A-3000 (10-26-95)

FLAGSHIP UTILITY INCOME FUND APPLICATION FORM

PLEASE PRINT OR TYPE ALL INFORMATION

NOTE: You must complete Sections 1, 2, 3, 4, 5 and sign the signature line. Your signature is required for processing. Complete sections 7, 8, 9, 10, 11 and 12 for optional services.

PLEASE MAIL THIS APPLICATION & YOUR CHECK TO:
Boston Financial
Attn: Flagship Utility Income Fund
P.O. Box 8509
Boston, MA 02266-8509

1. YOUR ACCOUNT REGISTRATION
Please check only ONE registration type:
Owner Name(s) (First, Middle Initial (if used), Last)
[ ] Individual or Joint Account*

_____________________________________________________________________________

_____________________________________________________________________________

*Joint tenants with rights of survivorship unless tenancy in common is indicated

[ ] Other Entity

_____________________________________________________________________________

_____________________________________________________________________________

[ ] Uniform Gift to Minors

_____________________________________________________________________________

Custodian Name (One name only)

_____________________________________________________________________________

Minor's Name (One name only)

Minor's state of residence _______

2. YOUR MAILING ADDRESS

_____________________________________________________________________________
Street or P.O. Box                                       Suite or Apt. Number

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -                 (   )     -
_____________________________________________________________________________
Daytime Phone               Evening Phone

[ ] U.S. Citizen or

[ ] Other (specify)  _________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

For Individual or Joint accounts use Social Security number of owner. For custodial accounts use minor's Social Security number.

________  ____  ________
Social Security Number

____  ____________________
Tax ID Number

4. YOUR INITIAL INVESTMENT

I want to invest in this Flagship Utility Income Fund.
Please indicate class of shares
Amount*
$ _____________________     [ ] A Shares**

$ _____________________     [ ] C Shares***

*Minimum of $3,000. **Front end sales charge. ***Level load. If no share class is marked, investment will automatically be made in A Shares.

Attach check payable to Name of Fund

[ ] Purchase or check through Dealer Account

[ ] Exchange of bonds. (See application and transmittal letter)

5. DIVIDEND/DISTRIBUTION OPTION

If no option is selected, all distributions will be reinvested.

[ ] Reinvest dividends and capital gains.

[ ] Pay dividends in cash, reinvest capital gains.

[ ] Pay dividends and capital gains in cash.

[ ] Direct dividends to an existing account with identical registration.
    Designate the Fund name and account number below.

_____________________________________________________________________________
Name of Fund
_____________________________________________________________________________
Existing Fund Account Number

[ ]Deposit dividends directly into the bank account indicated on the attached
   VOIDED check (subject to terms and conditions in the prospectus).

6. DEALER AUTHORIZATION

We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

_____________________________________________________________________________
Investment Firm

_____________________________________________________________________________
Investment Professional's Name      Rep #

______________________________________________________________________________
Branch Address                     Branch #

______________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -
______________________________________________________________________________
Investment Professional's Phone Number

X  ___________________________________________________________________________
Signature of Investment Professional

7. LETTER OF INTENT (Class A Shares only)

I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13 month period which, together with the total asset value of shares owned, will aggregate at least:

             [ ] $50,000        [ ] $100,000          [ ] $250,000
             [ ] $500,000       [ ] $1,000,000        [ ] $2,000,000

8. CUMULATIVE PURCHASE DISCOUNT

[ ] I/we qualify for cumulative discount with the accounts listed below.

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

9. AUTOMATIC INVESTMENT PLAN

Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account for investment in the above Flagship Fund. Attached is a VOIDED check from that account.

$ ___________________________________________________________________________
Amount ($50 Minimum)

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account #

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

X  ___________________________________________________________________________
Signature of Depositor                                               Date

X  ___________________________________________________________________________
Signature of Joint Depositor                                         Date

10. SYSTEMATIC WITHDRAWAL PLAN

Pursuant to the terms of the plan described on the back of this application,
please send $_______________ [ ] per month   [ ] quarterly to:

[ ] Me

[ ] The bank account indicated on the attached VOIDED check

[ ] Payee below

Give name and address only if different from account registration

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

11. TELEPHONE REDEMPTION

I/we hereby authorize the Fund to implement the following telephone redemption requests (under $50,000 only) without signature verification to the registered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account Number

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

[ ] I do not authorize redemption by telephone.

12. INTERESTED PARTY MAIL/DIVIDEND MAIL

[ ] Send duplicate confirmation statements to the interested party listed below.

[ ] Send my distributions to the address listed below.

_____________________________________________________________________________
Name of Individual

_____________________________________________________________________________
Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a current Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship fund(s) which may be involved in transactions authorized by telephone against any claim, loss, expense or damage, including reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date


1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.

2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.

NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date

Thank you for your investment in the Fund. You will receive a confirmation statement shortly.

                         FLAGSHIP ADMIRAL FUNDS INC.
                     STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 26, 1995
       One Dayton Centre, One South Main Street; Dayton, OH 45402-2030
                     Flagship Utility Income Fund series

   This Statement of Additional Information provides certain detailed information concerning the Fund. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus for the Flagship Utility Income Fund, a copy of which may be obtained without charge by written request to: Flagship Funds Inc., One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030; by telephone at: (800) 227-4648, or for TDD at (800) 360-4521.

   This Statement of Additional Information relates to the Flagship Utility Income Fund Prospectus dated October 26, 1995.

                              Table of Contents

                                                     Page
                                                    -------
Investment Objectives and Policies                       2
Shares of the Fund                                       4
Officers, Directors and Stockholders                     5
Investment Advisory Services                             7
Taxes                                                    7
Yield and Total Return Calculation                      10
Distributions                                           11
Distributor                                             12
Custodian and Transfer Agent                            14
Auditors                                                14
Portfolio Transactions                                  14
Purchase, Redemption and Pricing of Shares              15
Servicemark                                             15
Other Information                                       15
Financial Statements                                   F-1
Appendix I--Description of Securities Ratings          I-1
Appendix II--Description of Hedging Techniques        II-1
Appendix III--Corporate Tax Equivalent Chart         III-1

                       INVESTMENT OBJECTIVES AND POLICIES


   Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each Portfolio of the Fund has its own objectives. The Flagship Utility Income Fund ("Utility Income Fund") has adopted the following investment restrictions (which supplement the matters described under "The Fund and Its Objective" in the Utility Income Fund Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The Utility Income Fund may not:


   (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;


   (2) Make loans, except to the extent the purchase of debt obligations (including repurchase agreements) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission ("SEC") and the securities exchanges in which such securities are traded;


   (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary basis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 25% of the Portfolio's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made;

   (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of the Fund or of its investment adviser if or so long as the directors and officers of the Fund and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

   (5) Mortgage, pledge or hypothecate any assets except in an amount up to 50% of the value of the Portfolio's net assets, taken at cost, and only to secure borrowings permitted by clause (3) above.

   (6) Purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, commodities, commodity contracts (except for bona fide hedging purposes) or oil and gas interests.

   (7) Acquire securities of other investment companies (other than in connection with the acquisitions of such companies).

   (8) Act as an underwriter of securities or invest more than 10% of the Portfolio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity.

   (9) Purchase securities on margin, make short sales of securities or maintain a net short position.

   In order to permit the sale of shares in certain states, the Fund may make commitments more restrictive than the operating restrictions described above. Should the Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the Utility Income Fund has determined that it will not invest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.


   The Fund places no restrictions on portfolio turnover except as may be necessary to maintain its status as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code").


   Repurchase Agreements. The Utility Income Fund may enter into repurchase agreements with selected commercial banks and broker-dealers, in an amount up to 5% of its total assets, under which such Fund acquires securities and agrees to resell the securities to the other party at an agreed upon time and at an agreed upon price. The Fund would accrue as interest the difference between the amount it pays for the securities and the amount it receives upon resale. At the time it enters into a repurchase agreement, the value of the underlying security including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the underlying security including accrued interest will continue to be at least equal to the value of the repurchase agreement. The Utility Income Fund will enter into repurchase agreements only with creditworthy parties and will monitor such creditworthiness on an ongoing basis. Generally, repurchase agreement activities will be restricted to well-capitalized commercial banks with assets in excess of $1 billion, primary dealers in U.S. Government securities or broker-dealers registered with the Securities and Exchange Commission. The underlying securities will only consist of U.S. Government or Government Agency securities, certificates of deposit, bankers' acceptances or commercial paper. In the event of default by such party, the delays and expenses potentially involved in establishing the Fund's rights to, and in liquidating the security may result in a loss.

   Leverage. The Utility Income Fund has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If a Portfolio were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the investment performance of such additional investments failed to cover their cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "leverage."


   The 1940 Act limits the amount of money a fund may borrow to 33-1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made; the Utility Income Fund has elected to restrict its borrowings to a maximum amount of 25%. If a Portfolio were to borrow money and the value of its assets were to fall below the statutory coverage requirement for any reason, the Portfolio would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.


   "When Issued" Transactions. The Utility Income Fund may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since the Fund relies on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When the Fund is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent the Fund engages in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

   Diversification. As a diversified fund, the Utility Income Fund may not purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Utility Income Fund's total assets may be invested without regard to such 5% and 10% limitations.

General Characteristics and Risks of Options and Futures

   Put Options. A put option gives the purchaser of the option the right to sell and the writer of the option the obligation to buy the underlying security at the exercise price during the option period. The purchase of a put option on a security would be designed to protect the Fund's holdings in a security against a substantial decline in the market value. The Fund is authorized to purchase exchange-listed options and over-the-counter options ("OTC Options"). Listed options are issued by the Options Clearing Corporation ("OCC") which guarantees the performance of the obligations of the parties to such options. OTC options shall be treated as illiquid.

   The Fund's ability to close out its position as a purchaser of an exchange-listed put option is dependent upon the existence of a liquid secondary market on option exchanges. Among the possible reasons for the absence of a liquid secondary market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) interruption of the normal operations on an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class of series of options) would cease to exist, although outstanding options on that exchange that had been listed by the OCC as a result of trades on that exchange would generally continue to be exercisable in accordance with their terms. OTC Options are purchased from or sold to dealers or financial institutions which have entered into direct agreement with the Fund. With OTC Options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction. The Fund will engage in OTC Option transactions only with primary United States Government securities dealers recognized by the Federal Reserve Bank of New York.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

Futures Contracts and Related Options

   Characteristics. The Fund may sell financial futures contracts or purchase put options on such futures as a hedge against anticipated interest rate changes and may purchase stock index options or futures thereon to hedge against changes in the equity markets. It may also utilize such investments to hedge currency risk. A futures contract sale creates an obligation by the Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put). Stock index options may also be listed on a stock exchange.

   Limitations on Use of Options and Futures. The Fund's use of futures and options on futures will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission with which the Fund must comply in order not to be deemed a commodity pool operator within the meaning and intent of the Commodity Exchange Act.

   Risks. Typically, investment in futures contracts requires the Fund to deposit with the applicable exchange or other specified financial intermediary as security for its obligations an amount of cash or other specified securities which initially is 1% to 5% of the face amount of the contract and which thereafter fluctuates on a periodic basis as the value of the contract fluctuates. Investment in options involves payment of a premium for the option without any further obligation on the part of the Fund.

   The Fund will not engage in transactions in futures contracts or related options for speculative purposes but only as a hedge against changes resulting from market conditions in the values of securities in its portfolio. In addition, the Fund will not enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial deposits and premiums on open contracts and options would exceed 5% of its total assets (taken at current value). Also, when required, a segregated account of cash or cash equivalents will be maintained and marked to market in an amount equal to the market value of the contract.

   Hedging transactions present certain risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Fund's position. In addition, futures and futures option markets may not be liquid in all circumstances. As a result, in volatile markets, the Fund may not be able to close out a transaction without incurring losses substantially greater than the initial deposit. Although the contemplated use of these contracts should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of the Fund to hedge successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Finally, the daily deposit requirements in futures contracts create an ongoing greater potential financial risk than do options transactions, where the exposure is limited to the cost of the initial premium. Losses due to hedging transactions will reduce net asset value. Income earned by the Fund from its hedging activities generally will be treated as capital gains.

                              SHARES OF THE FUND


   The SEC has adopted rules under the 1940 Act which permit funds to issue multiple classes of shares and impose deferred sales charges. The Fund has adopted a plan under such rules and may issue multiple classes of shares pursuant to such rules. The Fund is currently authorized to offer four classes of shares of beneficial interest ("Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares") as discussed in the Prospectus. Class A Shares, Class B Shares, Class C Shares and Class Y Shares have identical voting rights, except that each class that is subject to a distribution fee votes separately as a class with respect to the Fund's Rule 12b-1 distribution plan. Currently, the Fund is offering Class A and C Shares. No class B or Y Shares are available. Any shares of the Fund outstanding prior to July 1, 1993, have been re-denominated as Class A Shares.

   Class B Shares. Class B Shares are sold at net asset value (see "Net Asset Value") without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.

   Class B Shares automatically convert into Class A Shares not more than 10 years after the end of the month in which a shareholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.


   For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the period ending 10 years after the end of the month in which the shares were issued.


   The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

   Class Y Shares. Class Y Shares will be offered only to institutional investors, at a price equal to net asset value. No front-end or deferred sales charge is imposed on Class Y Shares. Additionally, Class Y Shares are not subject to a Rule 12b-1 distribution fee. Net asset value will be determined as described in this Prospectus under "Net Asset Value." The Class Y Shares have no conversion feature, and they can only be exchanged for other Class Y Shares without payment of applicable sales charges, if such charges have not been previously paid.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS


   The directors and executive officers of the Fund are listed below. All of the Directors and officers hold the equivalent positions with Flagship Tax Exempt Funds Trust and the series thereof. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030, which is also the address of the Fund.

   The "interested" directors of the Fund (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                                            Principal Occupation
      Name and Address          Positions with the Fund                    During Past Five Years
---------------------------     ------------------------   ------------------------------------------------------
Bruce P. Bedford*              Director                    Chairman and Chief Executive Officer of Flagship
                                                           Resources Inc. ("Flagship"), Flagship Financial Inc.
                                                           (the "Manager"), and Flagship Funds Inc. (the
                                                           "Distributor").
Richard P. Davis*              President and               President and Chief Operating Officer of Flagship,
                               Director                    the Manager, and the Distributor.


                                      5


                                                                            Principal Occupation
      Name and Address          Positions with the Fund                    During Past Five Years
---------------------------     ------------------------   ------------------------------------------------------
Robert P. Bremner              Director                    Private Investor and Management Consultant.
3725 Huntington St., N.W.
Washington, DC 20015

Joseph F. Castellano           Director                    Professor and Former Dean, College of Business and
4249 Honeybrook Avenue                                     Administration, Wright State University.
Dayton, OH 45415

Paul F. Nezi                   Director                    Executive Vice President, Marketing Sales & Product
227 E. Dixon Avenue                                        Development, ChoiceCare; prior to March, 1993, Vice
Dayton, OH 45419                                           President and General Manager, Advanced Imaging
                                                           Products, a division of AM International; prior to
                                                           March, 1991, Partner, Hooper & Nezi, a marketing and
                                                           communications firm.

William J. Schneider           Director                    Senior Partner of Miller-Valentine Partners; Vice
4000 Miller-Valentine Ct.                                  President of Miller-Valentine Realty, Inc.
P.O. Box 744
Dayton, OH 45401

M. Patricia Madden             Vice President              Vice President, Operations, of the Distributor.

Michael D. Kalbfleisch         Treasurer and               Vice President and Chief Financial Officer of
                               Secretary                   Flagship, the Manager, and the Distributor.

LeeAnne G. Sparling            Controller                  Director of Portfolio Operations of the Manager.

Sharon M. Luster               Assistant                   Compliance Manager of the Distributor; Assistant
                               Secretary                   Secretary of Flagship, the Manager and the
                                                           Distributor.

                                       Compensation: Trustees and Officers

                                                                                       Total Compensation
                                                                                      From Registrant and
                                                Pension or          Estimated       Fund Complex (all other
                           Aggregate        Retirement Benefit   Annual Benefits     Flagship Mutual Funds)
   Name of Person,        Compensation      Accrued as Part of         Upon            Paid to Directors
      Position          From Registrant       Fund Expenses         Retirement      (Number of Other Funds)
--------------------    ----------------   ------------------    ---------------    ------------------------
Robert P. Bremner            $6,000                 $0                 N/A                $20,500 (26)
Director

Joseph F. Castellano         $6,000                 $0                 N/A                $19,500 (26)
Director

William J. Schneider         $6,000                 $0                 N/A                $20,000 (26)
Director

Paul F. Nezi                 $6,000                 $0                 N/A                $20,000 (26)
Director

Bruce Paul Bedford              0                    0                 N/A                      0
Chairman & Director

Richard P. Davis                0                    0                 N/A                      0
President & Director

M. Patricia Madden              0                    0                 N/A                      0
Vice President

Michael D. Kalbfleisch          0                    0                 N/A                      0
Treasurer &
Secretary

LeeAnne G. Sparling             0                    0                 N/A                      0
Controller

Sharon M. Luster                0                    0                 N/A                      0
Assistant Secretary

   As of August 31, 1995, to the knowledge of management, no person beneficially owned more than 5% of the Flagship Utility Income Fund's outstanding shares. All directors and officers as a group own less than 1% of the outstanding shares as of the above date. The Fund has no knowledge of any other person owning more than 5% of the outstanding shares as of such date.


                         INVESTMENT ADVISORY SERVICES

   As stated in the Utility Income Fund Prospectus, Flagship Financial Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as investment adviser (the "Manager") to the Utility Income Fund pursuant to an Investment Advisory Agreement (the "Advisory Agreement").


   See "About the Investment Manager" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Utility Income Fund's operations; (ii) providing the Utility Income Fund, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Utility Income Fund; and (iii) providing the Utility Income Fund, at the Manager's expense, with adequate office space and related services. The Utility Income Fund paid $-0-; $20,811; and $6,194 to the Manager pursuant to its Advisory Agreement for the three fiscal years ended June 30, 1993; June 30, 1994; and June 30, 1995; respectively. The amounts paid for the fiscal years ended June 30, 1993; June 30, 1994; and June 30, 1995; do not include $79,672; $158,722; and $145,717 respectively, of the Manager's fee which was permanently waived by the Manager for that period. The Utility Income Fund's accounting records are maintained, at the Utility Income Fund's expense, by its Custodian, Boston Financial.


   The Advisory Agreement will terminate automatically upon assignment and its continuance must be approved annually by the Fund's Board of Directors or a majority of the Fund's outstanding voting shares and in either case, by a majority of the Fund's independent directors. The Advisory Agreement is terminable at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to the Utility Income Fund.

   The Manager of the Utility Income Fund has agreed that in the event the operating expenses of the Utility Income Fund (including fees paid by the Utility Income Fund to the Manager and payments by the Utility Income Fund to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the Advisory Agreement with the Utility Income Fund is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse the Utility Income Fund in the amount of such excess. As of the date of this Prospectus, under the most restrictive state regulations applicable, the Manager would be required to reimburse the Utility Income Fund such operating expenses exceeding 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and 1-1/2% of the remaining average net assets. The Manager believes that such operating expenses will be less than such amounts.

   Securities held by the Utility Income Fund may also be held by, or be appropriate investments for, other investment advisory clients of the Manager and its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Utility Income Fund or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the Utility Income Fund and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of such securities.

                                    TAXES


   References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is supplementary.


Taxation of the Fund


   Each Portfolio of the Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

   If each Portfolio of the Fund qualifies as a RIC and distributes to its stockholders at least 90% of its investment company taxable income (not including net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to Federal income tax on the income so distributed. However, each Portfolio would be subject to corporate income tax (currently at a 34% rate) on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain; would designate to stockholders the undistributed capital gain; stockholders would include as long-term capital gain income such undistributed net capital gain; and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.

Tax Objective of Dividend Policy for Corporate Investors


   The Utility Income Fund's dividend procedures are designed to maximize the federal income tax advantage of the 70% dividends-received deduction to domestic corporate stockholders. If the Utility Income Fund did not declare dividends on a frequent basis, the net asset value would tend to rise during the period between dividends, due to income received on the investment portfolio and the gradual increase in market value shown by many preferred stocks or other securities as periodic dividend payment dates approach. Under this method, any increase in net asset value would result in short- or long-term capital gains rather than dividend income for stockholders who redeemed shares between dividend payment dates. By averaging the anticipated income on a daily basis and declaring each day's anticipated income as a dividend, the Utility Income Fund seeks to maximize the portion of the Utility Income Fund's income and temporary unrealized appreciation that will qualify as dividend income. Although the Utility Income Fund and the Manager believe that the Utility Income Fund will be able to achieve its tax objectives, there can be no assurances on this matter.

   Dividends distributed by the Fund to stockholders will only be eligible for the dividends-received deduction to the extent of the Fund's gross income that consists of dividends received on equity securities of domestic corporations with respect to which the Fund meets the same holding period, risk of loss and borrowing limitations applicable to the Fund's stockholders, as described below under "Holding Period and Other Requirements". If the expenses and losses of the Fund equal or exceed non-qualifying income (if any), all dividends distributed by the Fund may qualify for the dividends-received deduction.

   In the event that the Fund's total distributions (including distributed or designated net capital gain) for a taxable year exceed, generally, its investment company taxable income and net capital gain, a portion of each distribution will be treated as a return of capital, which will not qualify for the dividends-received deduction. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in recognition of capital gain either when a distribution is in excess of basis, or more likely, when a stockholder redeems its shares.

   For purposes of the alternative minimum tax imposed on corporations, alternative minimum taxable income will be increased by 75% of the amount by which an alternative measure of income (adjusted current earnings) that includes the full amount of dividends received (without regard to the dividends-received deduction) exceeds the amount otherwise determined to be the alternative minimum taxable income. Accordingly, an investment in the Fund may cause a corporate stockholder to be subject to (or result in an increased liability under) the alternative minimum tax.


Holding Period and Other Requirements

   In order to qualify for the benefits of the dividends-received deduction, a corporate stockholder must satisfy certain holding period requirements with respect to the Fund's shares. Section 246 of the Code permits the dividends-received deduction to corporate stockholders only if the shares with respect to which the dividends were paid have been held for more than 45 days. The holding period requirements are separately applicable to each block of shares acquired, including each block of shares received in payment of the Fund's daily dividends. The Fund has received a ruling under Section 246 with respect to this issue from the Internal Revenue Service (the "IRS") confirming the Fund's interpretation. For purposes of determining whether this holding period requirement has been met, the day of acquisition and any day after the first 45 days after the date on which such shares become ex-dividend must be disregarded. The Fund and the Manager believe that once a stockholder has satisfied this 46-day holding period with respect to any block of shares, such stockholder will similarly satisfy the 46-day holding period on reinvested dividends declared with respect to such shares to the extent that such stockholder's total redemptions during any period do not exceed its total investment in such shares immediately prior to such period and are properly identified, as described below, as relating to such shares.


   In addition, the holding period is reduced for periods during which the stock is subject to diminished risk of loss including, for example, because the holder has acquired a put option or sold a call option (other than certain covered call options where the exercise price is not substantially below the selling price) or otherwise hedged his position. If the holding period is not satisfied, the dividends-received deduction is disallowed, regardless of whether the shares with respect to which the dividends were paid have been sold or otherwise disposed of.


   The dividends-received deduction will also be reduced, for stockholders who incur indebtedness in order to purchase shares of the Fund, by the percentage of the cost of the shares that is debt-financed. Generally, this limitation applies only if the debt is directly attributable to the purchase of shares. Whether debt is directly attributable to the purchase of shares depends on the particular facts and circumstances of each situation and accordingly stockholders are urged to consult their tax advisers.

   A stockholder and the Fund may also be subject to the extraordinary dividend provision of the Code under which a stockholder's basis in stock can be reduced if certain extraordinary dividends are received.


   Identification of Utility Income Fund Shares. The IRS has specific regulations governing the identification of shares to be redeemed by a stockholder that wishes to redeem some, but not all, of its shares. In effect, provided that any shares redeemed are properly identified, as described below, as shares which have been held for more than 45 days, these regulations permit a stockholder to make redemptions on a weekly or even daily basis without adversely affecting the availability of the dividends-received deduction to the extent that total redemptions by such stockholder during any period do not exceed its total investment in such shares immediately prior to such period.


   The IRS's regulations permit a stockholder to identify specifically the shares to be redeemed, thereby enabling such stockholder to select for redemption those shares having a tax basis and holding period considered to be most favorable by such stockholder. Alternatively, the regulations also permit a stockholder to elect to differentiate shares on the basis of long- and short-term holding periods and to designate from which category the redeemed shares are to be drawn. For tax basis purposes, the basis of all shares in a category will be averaged. In the absence of adequate identification under the rules, any shares redeemed, including classes of shares subject to a contingent deferred sales load, will be charged against the earliest lot(s) acquired for both holding period and tax basis purposes.

   Basis Adjustment for Extraordinary Dividends of Utility Income Fund. Under
section 1059 of the Code, a corporation which receives an "extraordinary dividend" and disposes of the stock with respect to which such dividend was paid, provided generally that such stock has not been held for at least two years prior to the date of declaration, announcement or agreement about the extraordinary dividend, is required to reduce its basis in such stock (but not below zero) by the amount of the dividend which was not taxed because of the dividends-received deduction with such basis reduction generally being treated as having occurred immediately before the sale or disposition of such stock. To the extent of such untaxed amount exceeds the shareholder's basis, such excess will be taxed as gain upon a sale or disposition of such stock. An extraordinary dividend generally is any dividend that equals or exceeds 10% of the shareholder's basis in the stock (5% in the case of preferred stocks).


   For this purpose, generally, all dividends received within any 85-day period, and, if such dividends total more than 20% of the shareholder's basis in its stock, all dividends received within one year, must be aggregated for purposes of determining whether such dividends constitute extraordinary dividends. The holder may elect to determine the status of extraordinary dividends by reference to the fair market value of the stock as of the date before the ex-dividend date, rather than by reference to the adjusted basis of such stock (provided the holder established the fair market value to the satisfaction of the IRS). If the Fund receives any extraordinary dividends (as so defined) with respect to any stock and does not maintain the two-year holding period described above, its basis in such stock will be reduced, and it may recognize additional gain upon disposition of such stock. Similarly, if the dividends received by an investor constitute extraordinary dividends, the investor may be required to recognize additional gain upon redemption. See "Taxes--Capital Gain Dividends" and "Taxes--Redemptions" in the Utility Income Fund Prospectus.


   Section 1059(f) of the Code generally provides that dividends on certain self-liquidating stock are treated as extraordinary dividends without regard to the period that the taxpayer has held such stock. In general, the stock that is subject to this provision is preferred stock which (i) when issued, has a dividend rate which declines (or can reasonably be expected to decline) in the future, (ii) has an issue price in excess of its liquidation rights or stated redemption price, or (iii) is otherwise structured to enable corporate shareholders to reduce tax through a combination of dividend received deduction and loss on the disposition of the stock. Although it is arguable that the dividend rate on adjustable rate preferred stock can reasonably be expected to decline in the future, the Fund does not believe that this provision was intended to cover stock which is not designed to produce both an increased dividends received deduction and a capital loss. The Fund does not intend to invest in stock paying dividends which are treated as extraordinary under this provision.

   In determining whether the two-year holding period has been met, the same rules apply as are applicable to the 45-day holding period requirement for the dividends-received deductions.

   In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.


   Stockholders of a Portfolio will be notified annually by the Fund as to the federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes. State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of such Portfolio. The price of the additional shares is determined as of the record date for the dividend payment.


   The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

                      YIELD AND TOTAL RETURN CALCULATION


   In accordance with SEC regulations, the Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated (separately for each class of shares) in accordance with the SEC's standardized yield formula. Under this formula, dividend and interest income over the 30 day measurement period, is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360 day year. The Utility Income Fund may quote a tax equivalent yield which reflects the rate a corporate investor (assuming the availability of the 70% dividends-received deduction for all daily dividends and a then appropriate and specified corporate tax rate) would have to earn on a taxable security in order to equal the same after-tax return.


   The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return for a particular class of shares will always be accompanied by the "average annual total return" for such class. Average annual total return for any time period is calculated (separately for each class) by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return. The Utility Income Fund may also quote its current yield and total return of each class on a tax equivalent basis assuming the availability of the 70% dividends-received deduction for all of its daily dividends and a then appropriate and specified corporate tax rate. The Utility Income Fund may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Utility Funds" under "Equity Funds," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "Growth and Current Income"; or Morningstar, Inc.'s Mutual Fund Values under "Specialty--Utilities."

   Current yield and total return of each class will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of the Utility Income Fund with those of other investment vehicles.


   Yield and Total Return Calculation as of June 30, 1995, for the Utility Income Fund (there is no historical data for Class B or Y Shares):

             Current
             30 Day         Average Annual Total Return
              Yield     ----------------------------------
                                                                 Inception
                          1 Year      5 Year       10 Year          Date
            ---------   ---------    ---------   ---------     --------------
Class A       5.82%        8.00%       5.24%*        N/A        Aug. 26, 1983
Class C       5.61%       11.14%       1.91%**       N/A        July 6, 1993

 *Since change in investment objective (July 1, 1992)
**Since inception


                                DISTRIBUTIONS

   The Utility Income Fund anticipates making daily distributions. The anticipated daily distributable income of the Utility Income Fund for a particular day will be equal to the "anticipated daily dividend and interest income" for the day, less the "anticipated daily expenses" for that day plus or minus any special adjustment for that day.

   As with all declarations of distributions by investment companies, the net asset value will be reduced by the amount of each daily dividend at the time of declaration.

Anticipated Daily Dividend and Interest Income

   In order to determine this component of anticipated daily distributable income, the Manager will first project the amount of the next anticipated dividend or interest payment (or accretion of discount in the case of discounted instruments) on each security and the date upon which such dividend or interest is scheduled to be paid and will then divide such amount by the number of days from the most recent dividend or interest payment date to the next anticipated payment date.

   The Manager will continually monitor each portfolio instrument held by the Utility Income Fund and will revise, as often as appropriate, its projections of the amount and timing of dividend and interest payments. In making any revision, the Manager will recalculate the anticipated daily dividend or interest income for the instrument and calculate the difference between the original and revised anticipated daily income figures. The Manager will then use the revised figure after temporarily adjusting it to account for the cumulative effect of such revision on the period prior to such revision. In making this temporary adjustment, the Manager will generally add or subtract such difference to or from the revised daily income figure for the particular instrument for the same number of days as have already elapsed prior to such revision during the anticipated payment period. However, if the revised figure is less than 50% of the original figure, the Manager will make such adjustment over a longer period of time or, in extreme cases, will apply such adjustment to other portfolio securities in order to minimize the effect of any such revision.

   Special dividends, if any, will not be included in anticipated daily income until declared and will then be included ratably over the number of days remaining from the time the Manager learns of such declaration to the end of the month following the month during which such dividend is paid (but in no event later than the end of the Utility Income Fund's taxable year).

   There is, of course, no assurance that dividends will be declared by the directors of the companies in which the Utility Income Fund invests or that interest will be paid on the debt obligations held by the Utility Income Fund.

Anticipated Daily Expenses

   In order to determine this component of the anticipated daily distributable income, the Manager will first project the total amount of anticipated expenses in a proportionate amount for each class and will then divide such amount by the number of days during the year. The Manager will continually monitor the Utility Income Fund's expenses and will revise, as often as appropriate, its projections of such expenses. In making any revision, the Manager will, in the same manner as described above under "Anticipated Daily Dividend and Interest Income," recalculate the anticipated daily expenses figure and the cumulative difference and will then spread the amount of such difference over the number of days remaining during the year.

Special Adjustments

   Gains and losses on portfolio securities (both realized and unrealized) do not enter into the determination of anticipated daily distributable income even though such gains and losses affect the Utility Income Fund's net asset value and even though realized gains and losses affect the Utility Income Fund's book and taxable income. The Utility Income Fund does not include these gains and losses in the determination of anticipated daily distributable income because (i) it is the belief of the Utility Income Fund and the Manager that any component of gains and losses on the sale of securities that is attributable to the timing of dividend or interest payments on portfolio securities is likely to be reflected in the anticipated dividend and interest income component of the daily dividend formula and (ii) the Utility Income Fund and the Manager do not expect that a significant portion of the Utility Income Fund's income will be short- or long-term capital gain or loss.

   The Manager will, however, continually monitor the Utility Income Fund's aggregate short- and long-term capital gain or loss and ordinary income after taking into account dividends declared with respect to anticipated dividend and interest income on portfolio securities sold prior to the Utility Income Fund being entitled to receive such income. If the Manager concludes that the Utility Income Fund is accumulating short-term capital gain or loss ordinary income in an amount which may be material, the Utility Income Fund reserves the right to adjust the daily dividend so as to more nearly accomplish the Utility Income Fund's objective of distributing as much as practicable of its investment company taxable income in the form of dividends. Any such adjustments will be made over the course of such period of not less than 60 days as the Utility Income Fund shall determine (but in no event ending later than the last day of the Utility Income Fund's taxable year).

                                 DISTRIBUTOR

   As stated in the Prospectus, Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the distributor (the "Distributor") of shares of the Fund in accordance with the terms of the Distribution Agreement originally dated December 18, 1984 for the Flagship Utility Income Fund. Following stockholder approval of multiple classes of shares and consequent changes to the Distribution Plan, revised Distribution Agreements were executed on September 2, 1992, for the Utility Income Fund. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. Each Distribution Agreement must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of the Fund or by vote of a majority of the Utility Income Fund's outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to the Utility Income Fund.


   Pursuant to Rule 12b-1 under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits the Fund to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the Fund to expend its monies in an amount equal to the aggregate for all such expenditures to such percentage of the Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Fund's disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Fund: advertising the Fund or the Fund's investment manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Fund, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Fund's investment manager and its personnel of any of them for providing services to shareholders of the Fund relating to their investment in the Fund, including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Fund and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, the Fund through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with the Fund.


   The maximum amount payable by the Fund under the Plan and related agreements with respect to Class A Shares is .40% of each Portfolio's average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class B Shares. For Class C Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class C Shares. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .001096% per day (.40% on an annualized basis) of the proportion of daily net assets of the Portfolio attributable to Class A Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class C Shares represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by a Portfolio will be borne by such persons without any reimbursement from such Portfolio.

   As detailed in the chart below, under its Plan and related agreements, the Flagship Utility Income Fund paid the amounts shown. Amounts permanently waived by the Distributor for the same periods are also shown. There is no historical data for Class B Shares.


    Fiscal Year         Amount Paid        Amount Permanently
   Ended June 30       to Distributor    Waived by Distributor
------------------   ----------------     ---------------------
Class A
       1993               $ 53,599              $10,139
       1994                128,548                   --
       1995                101,226                   --
Class C
       1994                 32,610                3,378
       1995                 48,312                   --

   These amounts are summarized below as to purpose:

  Fiscal Year   Compensation      Upfront     Advertising &    Salaries &
 Ended June 30    to Brokers   Commissions     Promotions       Benefits    Overhead     Total
--------------     ----------    ----------    -------------    ----------   -------   --------
Class A
--------------
     1993           36,042            --             --          17,557         --       53,599
     1994           75,919            --         52,629              --         --      128,548
     1995           60,804            --         40,422              --         --      101,226
Class C
--------------
     1994           32,610            --             --              --         --       32,610
     1995           21,763        15,255          4,566           5,929        799       48,312


   The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of the Fund have been renewed with respect to the Utility Income Fund, by the Fund's Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maxi-mum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

   In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of the Fund must be done by the directors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.

   Also in its capacity as national wholesale underwriter for shares of the Fund, the Distributor received commissions on sales of the Fund's Class A and Class C Shares offered on a continuous basis for the years ended June 30, 1993 and 1994, as follows (no commissions were received in prior years; there is no historical data for Class B or Y Shares):


  Fiscal Year     Aggregate     Retained by
 Ended June 30      Amount      Distributor
--------------     ---------   --------------
Class A
     1993        $1,009,000       $46,000
     1994           297,500        37,300
     1995            84,100        10,200

                 Contingent Deferred
                      Sales Load
-------------    --------------------
Class C
     1994               $2,600
     1995                4,100


                         CUSTODIAN AND TRANSFER AGENT


   Boston Financial, 225 Franklin Street, Boston, Massachusetts 02107, is the custodian, transfer agent and dividend disbursing agent for the Utility Income Fund. It also maintains the accounting records, determines the net asset value and performs other stockholder services for the Utility Income Fund.

                                   AUDITORS

   Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent auditors for the Fund.


                            PORTFOLIO TRANSACTIONS


   Subject to policy established by the Fund's Board of Directors, the Manager is primarily responsible for the Utility Income Fund's investment decisions and the placing of securities orders. In placing orders, it is the policy of the Fund that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Portfolio will not necessarily always be paying the lowest price or commission available. The Manager does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental investment research to the Fund or the Manager may receive orders for transactions by the Fund. In addition, the Manager may direct brokerage to brokers or dealers because of research services provided. Such information may be used by other clients of the Manager and not just the Fund. Conversely, the Fund may benefit from research services provided in respect to other clients. All research shall be paid for in compliance with
Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Manager. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. For the fiscal year ended June 30, 1995, the Utility Income Fund paid $75,732 in brokerage commissions. The preferred stock and other equity securities in which the Utility Income Fund may invest are traded primarily on the national securities exchanges and in the over-the-counter market. Money market securities, bonds and debentures, in which the Manager may invest a portion of the Portfolio's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Manager will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer.

   The Manager is able to fulfill its obligations to furnish a continuous investment program to the Portfolio without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated, and does not reduce normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Manager's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

   One or more of the other accounts which the Manager manages may own from time to time the same investments as the Portfolio. Investment decisions for the Portfolio are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Portfolio. In other cases, however, the ability of the Portfolio to participate in volume transactions may produce better execution for the Portfolio. It is the opinion of the Fund's Board of Directors that this advantage, when combined with the other benefits available due to the Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

   The various manners in which the shares of the Utility Income Fund are offered to the public or may be redeemed, and the method of calculation by the Utility Income Fund of net asset value per share (which is the offering price of the shares plus a sales charge that varies with the amount purchased) are described in the Utility Income Fund's Prospectus.

   Under "Group Purchases," shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

                                 SERVICEMARK


   Flagship Financial has filed for federal registration of the Fund's servicemark. In addition, Flagship Financial has filed for federal registration with regard to its use of the servicemark "Plain Vanilla" in the investment and mutual fund area.


                              OTHER INFORMATION


   The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


   Statements contained in the Prospectus or in the Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                        Index to Financial Statements of
                         Flagship Admiral Funds Inc.
                     Flagship Utility Income Fund series


                                                                      Page
                                                                    -------
Flagship Utility Income Fund Financial Statements and
  Independent Auditors' Report
  for the period ending June 30, 1995 (formerly Flagship Basic
  Value Fund)
 Statement of Investments in Securities and Net Assets                 F-2
 Statement of Assets and Liabilities                                   F-3
 Statement of Operations                                               F-3
 Statements of Changes in Net Assets                                   F-4
Notes to Financial Statements                                          F-5
Financial Highlights                                                   F-8
Independent Auditors' Report                                          F-10

           Ship logo
           Portfolio Highlights                     Flagship Utility Income Fund
================================================================================
ASSET ALLOCATION AND INDUSTRY ANALYSIS
AS OF JUNE 30, 1995

[Graphic: Pie Chart]
                              COMMON STOCK - 64.4%
                                  PIE CHART ART
                             OTHER NET ASSETS - 3.5%
                               PREFERRED STOCK AND
                           OTHER FIXED INCOME - 32.1%
                                 COMMON      FIXED
                                  STOCK      INCOME

    ELECTRIC UTILITY              40.9%       19.5%

    TELECOMMUNICATIONS            12.5%        1.8%

    NATURAL GAS/PIPELINE           9.1%        2.2%

    ENVIRONMENTAL SERVICES         1.9%        --.%

    INSURANCE/FINANCE              --.%        8.6%

    OTHER NET ASSETS                           3.5%

PERFORMANCE COMPARISON*(Value of $10,000 investment since
Fund's change in investment objectives.) - Class A

[Graphic: Line Graph]

June 30,                   1993       1994      1995
FUND AFTER SALES
CHARGE AND EXPENSES      $11,099     10,341    11,655

STANDARD AND
POOR'S 500               $11,364     11,525    14,529

STANDARD AND
POOR'S UTILITY           $12,542     11,608    13,383

The average annual total returns for the Fund for one year and since change in investment objectives (7/1/92), after deduction of the maximum sales charge and reinvestment of dividends, are 8.00% and 5.24%, respectively, for Class A stock and 11.14% and 1.91% since inception (7/6/93) for Class C stock as of June 30, 1995. *Assumes reinvestment of all dividends and distributions. The performance of Class C stock will be greater than or less than results of Class A stock due to differing sales charges and expenses. The quoted data represents past performance. Investment return and principal value will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original value.

UTILITY                                                                        3

     Ship logo
     Statement of Investments in Securities and Net Assets      June 30, 1995
================================================================================

                                                       Market
Shares  Common Stock - 64.4%                           Value

        Electric Utility - 40.9%
   15,000  Baltimore Gas & Electric Company            $  375,000
   10,000  Boston Edison Company                          261,250
   15,900  Central and South West Corporation             417,375
   20,690  CINergy Corporation                            543,112
   27,150  DQE, Inc.                                      638,025
   20,000  Detroit Edison Company                         590,000
   10,000  Entergy Corporation                            241,250
   20,000  Florida Power and Light Group, Inc.            772,500
   20,000  Florida Progress Corporation                   625,000
   22,000  General Public Utilities Corporation           654,500
   10,000  Houston Industries, Inc.                       421,250
   21,500  Illinova Corporation                           545,562
   20,000  IPALCO Enterprises, Inc.                       637,500
   19,800  LG&E Energy Corporation                        772,200
   17,500  New England Electric System                    603,750
   18,600  Northeast Utilities                            418,500
   34,000  Pacificorp                                     637,500
   20,500  Public Service Enterprise Group, Inc.          568,875
   18,600  Rochester Gas & Electric Corporation           395,250
   30,000  Southern Company                               671,250
   19,300  Texas Utilities Company                        663,438
   21,500  United Illuminating Company                    709,500
   11,300  Utilicorp United, Inc.                         317,812
               Total                                   12,480,399

           Environmental Services - 1.9%
   20,000  WMX Technologies, Incorporated                567,500
               Total                                     567,500

           Natural Gas/Pipeline - 9.1%
   15,000  Enron Corporation                             526,875
   31,400  MCN Corporation                               620,150
   20,000  Pacific Enterprises                           490,000
   30,000  Piedmont Natural Gas Company, Inc.            622,500
   15,000  Williams Companies, Inc.                      523,126
               Total                                   2,782,651

           Telecommunications - 12.5%
   10,000  American Telephone & Telegraph Company        531,250
   15,000  Ameritech                                     660,000
   10,000  Bell Atlantic Corporation                     560,000
   15,000  NYNEX Corporation                             603,750
   15,000  SBC Communications, Incorporated              714,375
   10,000  Sprint Corporation                            336,250
   10,000  U.S. West, Incorporated                       416,250
               Total                                   3,821,875
   Total Common Stock (Cost $18,814,890)             $19,652,425

Shares/                                                  Market
Face Amount                                               Value
           Preferred Stock - 25.8%
           Electric Utility - 16.7%
    7,275  Baltimore Gas & Electric Company
           (7.7800%) Series 1973                     $   727,500
   20,000  Connecticut Light and Power Company
            (9.300%) Series A                            530,000
    7,000  Commonwealth Edison Company (8.380%)           693,000
   30,000  Detroit Edison Company (7.7500%)               746,250
   20,000  Illinois Power Company (9.4500%) Series A      535,000
   20,000  Med-Ed Capital (9.000%) Series A               515,000
   20,000  Mission Energy Company (9.875%) Series A       540,000
    7,872  Mississippi Power & Light (9.1600%)            810,816
               Total                                    5,097,566

           Insurance/Finance - 5.1%
   30,000  Progressive Corporation (9.375%) Series A      772,500
   30,000  SunAmerica, Inc. (9.250%) Series B             791,250
               Total                                    1,563,750

           Natural Gas/Pipeline - 2.2%
   24,600  Phillips Gas Company (9.320%) Series A         664,200
               Total                                      664,200

           Telecommunications - 1.8%
   20,000  GTE Corporation (9.2500%) Series A             542,500
                 Total                                    542,500
   Total Preferred Stock (Cost $7,764,513)              7,868,016

           Bonds - 6.3%
           Corporate Bonds - 2.8%
  800,000  Philadelphia Electric Company,
             8.625%, 06/01/22                             846,301
               Total Corporate Bonds                      846,301

           Municipal Bonds - 3.5%
1,000,000  United Nations Development Corporation -
           New York State Public Benefit Corporation -
           Exchangeable Senior Lien Taxable Revenue -
           Series 1995, 8.800%, 07/01/15                1,055,000
               Total Municipal Bonds                    1,055,000
Total Bonds (Cost $ 1,814,537)                          1,901,301

Total Investments in Securities - 96.5%                29,421,742
Excess of Other Assets over Liabilities - 3.5%          1,079,582
Total Net Assets - 100%                               $30,501,324

See notes to financial statements.

4                                                                       UTILITY

           Ship logo
           Statement of Assets and Liabilities                   June 30, 1995
==============================================================================

ASSETS:
   Investments, at market value (cost $28,393,940)                 $29,421,742
   Cash                                                                493,562
   Receivable for investments sold                                     449,985
   Receivable for Fund shares sold                                      11,873
   Dividend and interest receivable                                    331,731
   Other                                                                12,626
      Total assets                                                  30,721,519
LIABILITIES:
   Payable for Fund shares reacquired                                   17,676
   Distributions payable                                               154,037
   Accrued expenses                                                     48,482
   Total liabilities                                                   220,195
NET ASSETS                                                         $30,501,324
   Class A:
   Applicable to 2,440,747 shares issued and outstanding           $25,000,193
   Net asset value per share                                       $     10.24
   Class C:
   Applicable to 537,415 shares issued and outstanding             $ 5,501,131
   Net asset value per share                                       $     10.24

           Ship logo
           Statement of Operations            For the year ended June 30, 1995
==============================================================================

INVESTMENT INCOME:
   Dividends                                                       $ 2,185,091
   Interest                                                            100,479
      Total Income                                                   2,285,570
EXPENSES:
   Distribution fees - Class A (Note F)                                101,226
   Distribution fees - Class C (Note F)                                 48,312
   Investment advisory fees (Note E)                                   151,911
   Custody and accounting fees                                          49,650
   Transfer agent's fees                                                54,125
   Registration fees                                                    40,210
   Legal fees                                                            5,680
   Audit fees                                                           22,215
   Directors' fees                                                       3,285
   Stockholder services fees (Note F)                                    9,570
   Other                                                                 2,031
   Advisory fees waived (Note E)                                      (145,717)
   Expense subsidy (Note E)                                            (10,950)
      Total expenses                                                   331,548
Net investment income                                                1,954,022
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized loss on security transactions                       (1,509,016)
   Change in unrealized appreciation (depreciation) of investments   3,182,126
Net gain on investments                                              1,673,110
Net increase in net assets resulting from operations               $ 3,627,132


See notes to financial statements.

UTILITY                                                                        5

           Ship logo
           Statements of Changes in Net Assets
================================================================================
                                                     Year Ended      Year Ended
                                                    June 30, 1995  June 30, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
   Net investment income                           $  1,954,022    $  2,110,396
   Net realized loss on security transactions        (1,509,016)     (1,252,472)
   Change in unrealized appreciation
     (depreciation) of investments                    3,182,126      (3,477,732)
Net increase (decrease) in net assets
   resulting from operations                          3,627,132      (2,619,808)
Distributions to stockholders:
   Dividends from net investment income - Class A    (1,648,894)     (1,910,056)
   Dividends from net investment income - Class C      (305,128)       (205,087)
Net decrease in net assets from
   distributions to stockholders - Class A           (1,648,894)     (1,910,056)
Net decrease in net assets from distributions          (305,128)       (205,087)
   to stockholders - Class C
Capital stock transactions:
   Proceeds from shares sold - Class A                4,148,639       8,859,621
   Proceeds from shares sold - Class C                1,333,733       6,033,884
   Net asset value of shares issued in
      reinvestment of distributions - Class A           844,993       1,007,293
   Net asset value of shares issued in                  211,855         128,860
      reinvestment of distributions - Class C
   Cost of shares reacquired - Class A               (8,294,648)    (11,729,856)
   Cost of shares reacquired - Class C               (1,466,485)       (333,507)
Net decrease in net assets from                      (3,301,016)     (1,862,942)
   capital stock transactions - Class A
Net increase in net assets from                          79,103       5,829,237
   capital stock transactions - Class C
Total decrease in net assets                         (1,548,803)       (768,656)
NET ASSETS:
   Beginning of year                                 32,050,127      32,818,783
   End of year                                     $ 30,501,324    $ 32,050,127
NET ASSETS CONSIST OF:
   Common stock, at par                            $      2,979    $      3,308
   Paid-in surplus (Note D)                          73,633,772      84,388,042
   Accumulated net realized loss on security        (44,163,229)    (50,186,899)
      transactions (Note D)
   Unrealized appreciation (depreciation)
      of investments                                  1,027,802      (2,154,324)
                                                   $ 30,501,324    $ 32,050,127
See notes to financial statements

6                                                                       UTILITY

           Ship logo
           Notes to Financial Statements               Year ended June 30, 1995
================================================================================

A. DESCRIPTION OF BUSINESS
   Flagship Utility Income Fund (Fund) is a series of Flagship Admiral Funds Inc. (Corporation), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund commenced investment operations on August 26, 1983. On July 6, 1993 the Fund began to offer Class C stock to the investing public. Class A stock is sold with a front-end sales charge. Class C stock is offered with no front-end sales charge but is assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of stock have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. Capital stock of the Fund, which is registered under the Securities Act of 1933, as amended, is offered to the public on a continuous basis.

B. SIGNIFICANT ACCOUNTING POLICIES
   The following is a summary of significant accounting policies consistently followed by the Fund.
   Security Valuations: Portfolio securities listed or traded on a national securities exchange are valued at the last sale price on such exchange on the valuation day. Listed securities for which there were no sales that day and securities traded in the over-the-counter market are valued at the mean between the last reported bid and asked prices on the valuation day. Short-term investments are stated at amortized cost, which approximates market value. Restricted securities and other portfolio securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

   Restricted Securities: The Fund may purchase securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements. There were no restricted securities included in the statement of investments at June 30, 1995.

   Federal Income Taxes: It is the Fund's policy to comply with the Internal Revenue Code requirements applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no federal income tax provision is required. Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses.

   Security Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities are based upon the specific identification method for both financial statement and federal income tax purposes. The Fund amortizes discounts and premiums paid on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. For municipal securities, market discounts are recognized as ordinary income upon disposition or maturity. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

   Distributions to Stockholders: The Fund's anticipated daily net investment income is declared as a dividend each day and paid monthly. Dividends are reinvested in additional shares unless otherwise requested. Net realized gains on security transactions, to the extent they exceed available capital loss carryforwards, are distributed to stockholders.

   Expense Allocation: Estimated expenses are accrued daily. Shared expenses incurred by the Corporation are allocated based on each series' ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each series as incurred. Fund expenses not specific to any class of stock are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

UTILITY                                                                       7

Notes to Financial Statements
================================================================================
   Custodian Fees: The Fund has entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate. Securities

   Purchased on a "When Issued" Basis: The Funds may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statements of investments at June 30, 1995.

C. CAPITAL STOCK
   At June 30, 1995, there were 200,000,000 shares equally divided among the two Classes of $.001 par value capital stock authorized. Transactions in capital stock were as follows:

                                       Year Ended       Year Ended
                                      June 30, 1995    June 30, 1994
   CLASS A
   Shares sold                           429,971         814,207
   Shares issued in
      reinvestment of
      distributions                       86,590          93,684
   Shares reacquired                    (853,817)     (1,101,513)
   Net decrease in shares
      outstanding                       (337,256)       (193,622)
   Outstanding at beginning
      of year                           2,778,003      2,971,625
   Outstanding at end of year           2,440,747      2,778,003

                                                       Period From
                                       Year Ended    July 6, 1993 to
                                     June 30, 1995    June 30, 1994
   CLASS C
   Shares sold                            136,957        549,426
   Shares issued in
      reinvestment of
      distributions                        21,703         12,274
   Shares reacquired                     (150,761)       (32,184)
   Net increase in shares
      outstanding                           7,899        529,516
   Outstanding at beginning
      of period                           529,516            -0-
   Outstanding at end of period           537,415        529,516

   The entire amount of the Fund's dividends to its corporate stockholders is eligible for the qualified dividends-received deduction.

D. PURCHASES AND SALES OF SECURITIES
   Purchases and sales of securities other than United States government obligations and short-term notes for the year ended June 30, 1995 aggregated $43,549,639 and $47,109,664, respectively.
      At June 30, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $1,027,802 of which $1,605,391 related to appreciated securities and $577,589 related to depreciated securities.
      At June 30, 1995, the Fund has available a capital loss carryforward of $44,163,200 to offset future net capital gains in the amounts of approximately $24,235,300 through June 30, 1996, $14,004,400 through June 30, 1997, $1,285,200 through June 30, 1998, $1,876,800 through June 30, 1999,
   $1,241,900 through June 30, 2002 and $1,519,600 through June 30, 2003. At
   June 30, 1995, the Fund reclassified $7,532,686 of expired capital loss carryforward from accumulated net realized loss on security transactions to additional paid-in surplus. Net investment income, net realized gains, and net assets were not affected by this reclassification.
8                                                                       UTILITY

Notes to Financial Statements
================================================================================
E. INVESTMENT ADVISORY FEES
   Pursuant to the terms of the Investment Advisory Agreement, the Advisor, Flagship Financial Inc., provides the Fund with investment advice, administrative services and facilities. In addition, the Advisor places the purchases and sales orders for the portfolio transactions of the Fund. As compensation for these services, the Advisor is paid a fee computed daily and payable monthly at an annual rate varying from .30% to .50% of the average net asset value of the Fund, depending on its size. During the year ended June 30, 1995, the Advisor, at its discretion, permanently waived $145,717 of its advisory fees. Also, under an agreement with the Fund, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Fund reaches a sufficient size to maintain a normal expense ratio to average net assets.

F. MARKETING, ADMINISTRATIVE AND DISTRIBUTION FEES
   The Fund has a Distribution Agreement with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Fund's Class A and Class C capital stock and in that capacity is responsible for all sales and promotional efforts, including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund has adopted a plan to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of sales of the Fund's capital stock. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Fund's average daily net assets for Class A and Class C stock, respectively. Included in accrued expenses at June 30, 1995, were accrued distribution fees of $8,259 and $4,323 for Class A and Class C shares, respectively. Certain non-promotional expenses directly attributed to current stockholders are aggregated by the Distributor and passed through to the Fund as stockholder services fees.
      In its capacity as national wholesale underwriter for the shares of the Fund, the Distributor received commissions on sales of the Fund's Class A stock of approximately $84,100 for the year ended June 30, 1995, of which approximately $73,900 was paid to other dealers. For the year ended June 30, 1995, the Distributor received approximately $4,100 of contingent deferred sales charges on redemption of Class C stock. Certain officers and directors of the Fund are also officers and/or directors of the Distributor and/or Advisor.

G. LINE OF CREDIT
   The Fund participates in a line of credit provided by State Street Bank & Trust Co.
   The Fund may temporarily for emergency purposes, borrow up to $2 million under the line of credit. Borrowings are collateralized with pledged securities and are due on demand with interest currently at 1% above the federal funds rate. At June 30, 1995, the Fund had no borrowings outstanding under the line of credit. The average daily amount of borrowings under the line of credit during the year ended June 30, 1995 was approximately $153,900, with a weighted average annualized interest rate of 7.08%.

UTILITY                                                                       9

           Ship logo
           Financial Highlights     Selected data for each share of capital
                                    stock outstanding throughout the year.
================================================================================

                                                        Year Ended     Year Ended     Year Ended     Year Ended     Year Ended
                                                      June 30, 1995  June 30, 1994  June 30, 1993  June 30, 1992  June 30, 1991
Class A
Net asset value, beginning of year                      $  9.69        $  11.04         $ 10.18        $ 9.51        $ 10.45
Income from investment operations:
  Net investment income                                    0.64            0.63            0.67          0.67           0.76
  Net realized and unrealized
    gain (loss) on securities                              0.55           (1.34)           0.86          0.69          (0.88)
Total from investment operations                           1.19           (0.71)           1.53          1.36          (0.12)
Less distributions:
  Dividends from net investment income                    (0.64)          (0.64)          (0.67)        (0.69)         (0.82)
Total distributions                                       (0.64)          (0.64)          (0.67)        (0.69)         (0.82)
Net asset value, end of year                            $ 10.24         $  9.69         $ 11.04        $10.18        $  9.51
Total return(a)                                           12.73%          (6.83%)         15.86%        14.69%         (1.14%)
Ratios to average net assets:
  Actual net of waivers and reimbursements:
    Expenses                                               1.00%           0.94%           1.03%         1.42%          1.48%
    Net investment income                                  6.52%           5.92%           6.31%         6.72%          7.79%
  Assuming no waivers and reimbursements:
    Expenses                                               1.52%           1.38%           1.62%         1.62%          1.62%
    Net investment income                                  6.00%           5.48%           5.72%         6.52%          7.65%
Net assets, end of year (000's)                         $25,000         $26,921         $32,819        $6,050        $12,830
Portfolio turnover rate                                  158.55%         193.14%         154.12%        58.50%        116.16%

(a) The total returns shown do not include the effect of applicable front-end sales charge.
10                                                                      UTILITY

           Ship logo
           Financial Highlights     Selected data for each share of capital
                                    stock outstanding throughout the period.
================================================================================

                                                           Period From
                                            Year Ended   July 6, 1993 to
                                          June 30, 1995    June 30, 1994
Class C
Net asset value, beginning of period        $  9.69         $  11.05
Income from investment operations:
  Net investment income                        0.59             0.59
  Net realized and unrealized
    gain (loss) on securities                  0.55            (1.39)
Total from investment operations               1.14            (0.80)
Less distributions:
  Dividends from net investment income        (0.59)           (0.56)
Total distributions                           (0.59)           (0.56)
Net asset value, end of period              $ 10.24          $  9.69
Total return(a)                               12.14%           (7.52%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                   1.54%            1.46%
    Net investment income                      6.01%            5.69%
  Assuming no waivers and reimbursements:
    Expenses                                   2.06%            2.04%
    Net investment income                      5.49%            5.11%
Net assets, end of period (000's)           $ 5,501          $ 5,129
Portfolio turnover rate                      158.55%          193.14%

(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized where appropriate.

UTILITY                                                                      11

           Ship logo
           Independent Auditors' Report
================================================================================

TO THE STOCKHOLDERS AND DIRECTORS
FLAGSHIP UTILITY INCOME FUND

We have audited the accompanying statement of assets and liabilities, including the statement of investments in securities and net assets, of the Flagship Utility Income Fund as of June 30, 1995, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the Fund's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Utility Income Fund at June 30, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 24, 1995

12                                                                      UTILITY

                                   APPENDIX I

                      DESCRIPTION OF SECURITIES RATINGS

   Standard & Poor's Ratings Group(R) -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:


   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

l. Long-term bonds
   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The
         "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Preferred stock rating criteria
   Preferred stock ratings reflect the merits of each issue relative to the universe of preferreds, and not in relation to debt obligations. Since preferred stock is by definition a junior ranking security, preferred stock ratings do not factor in the security's junior position -- in a bankruptcy reorganization or liquidation -- to a company's debt obligations. However, preferred stock cannot be rated higher than a company's highest-ranking debt obligations because the same basic methodology and ratio norms are used to rate both types of securities.

   The financial analysis performed in conjunction with preferred stock ratings is virtually the same as that used to rate debt. Fixed-charge coverage and capitalization ratios are calculated treating preferred stock obligations as though they were debt. Accordingly, if there is a substantial amount of preferred, the rating on preferred stock could differ greatly from the debt rating; the company has less capacity to pay dividends and debt service than it has to meet debt service alone. The size of the differential is a function of how much preferred is outstanding. (While the gap can be a full rating category or more, a large amount of preferred will drag down the debt rating as well. Even though a company under duress can stop paying the preferred dividends to avoid default, the burden of the preferred increases the risk that the company will face such a financial crisis. The company will pay dividends as long as possible; this can sap its financial strength or siphon off funds that otherwise could be used to protect the firm's competitive position.)

   Preferred stock ratings also consider the vulnerability of the dividend to the firm's discretionary passing on a payment. It is often appropriate to rate preferred stock lower than indicated by pure financial analysis -- and well below the debt rating -- in the case of speculative grade credits. Such issuers may be expected to eliminate preferred dividends to help avoid financial constraints. Similarly, covenants in debt instruments can endanger payment of preferred dividends even if financial measures indicate a capacity to pay.

   Moody's Investors Service Inc. -- A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

l. Long-term bonds
   Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

   Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier l indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Preferred Stock

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of everattaining any real investment standing.


* Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

l. Long-term bonds

AAA Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-l+'.

A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) Minus (-)  Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category. NR Indicates that Fitch does not rate the specific issue.

Conditional  A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Suspended  A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

Withdrawn  A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

FitchAlert  Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.


Credit Trend  Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:

              Improving [arrow up]
              Stable [arrow left and right]
              Declining [arrow down]
              Uncertain [arrow up and down]

              Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

Duff & Phelps Credit Rating Scale -- A brief description of the applicable Duff & Phelps rating symbols and their meanings follows:

   AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+  High credit quality. Protection factors are strong. Risk is modest
   AA   but may vary slightly from time to time because of economic
   AA-  conditions.

   A+   Protection factors are average but adequate. However, risk factors
   A    are more variable and greater in periods of economic stress.
   A-

   BBB+ Below average protection factors but still considered sufficient for BBB prudent investment. Considerable variability in risk during economic BBB- cycles.

   BB+  Below investment grade but deemed likely to meet obligations when
   BB   due. Present or prospective financial protection factors fluctuate
   BB- according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

   B+   Below investment grade and possessing risk that obligations will not
   B    be met when due. Financial protection factors will fluctuate widely
   B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD Defaulted debt obligations, issuer failed to meet scheduled principal and/or interest payments.

   DP   Preferred stock with dividend arrearages.

APPENDIX II

                      DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the funds' defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. When a fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the fund to settle the final determination and the fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. For example, if a fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the fund's portfolio would decline, but the value of the fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by a fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. A fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Futures. An index which assigns relative values to the securities included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all such securities included rather than a single security. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash--rather than any security--equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Fund may also purchase put or call options on U.S. Government or equity index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No fund will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by such fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which such fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series Board of Directors.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

APPENDIX III
                             TAX EQUIVALENT YIELD

   This chart shows the taxable yield that a corporate investor would have to earn in order to equal the amount of after tax income generated by the given Fund yield.

                   CORPORATE TAXABLE
   FUND YIELD          FUND YIELD         FUND YIELD
  (Before Tax)        (After Tax)        (Before Tax)
 ----------------   ---------------     ----------------
       6.00%              5.37%               8.26%
       7.00               6.27                9.64
       8.00               7.16               11.02
       9.00               8.06               12.39
      10.00               8.95               13.77
      11.00               9.85               15.15
      12.00              10.74               16.52
      13.00              11.64               17.90
      14.00              12.53               19.28
      15.00              13.43               20.65
      16.00              14.32               22.03

* Assuming that all the Fund's income qualifies for the 70% corporate dividend-received deduction and that the corporate investor is at a maximum Federal tax rate (35% tax rate).

                                     III-1

[Front Cover]

Investor Guide


FLAGSHIP
UTILITY INCOME
FUND(R)

[Family Photo]

Seeking Income For Today
and Growth for Tomorrow

[Graphic: Clipper Ship]

THIS BROCHURE INCLUDES A PROSPECTUS WHICH DESCRIBES IN DETAIL THE FUND'S OBJECTIVES, INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES, AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

The Fund invests primarily in
the preferred and common stocks
of carefully selected American
companies in the electric, tele-
communications, natural gas and
water businesses.

[Graphic: Power line support]


Flagship Utility Income Fund

Your Investment Objectives

For retirement planning, building an investment portfolio or staying ahead of inflation, you need to make investment decisions which enable you to earn an attractive return and preserve your investment capital. You may also need an investment which gives you the opportunity to achieve two major investment objectives: regular monthly income for current expenses and growth potential for future needs.

An Opportunity for Income and Growth

The Flagship Utility Income Fund is a professionally managed, diversified portfolio of domestic utility stocks which seeks to provide dividend income today and long-term growth of income and capital for tomorrow. The Fund invests primarily in the preferred and common stocks of carefully selected American companies in the electric, telephone, telecommunications, natural gas and water businesses. These companies supply essential services to consumers and industry while traditionally providing consistent earnings and dividend growth.

Consistency of Earnings

Utility stocks have demonstrated their ability to hold value through various market conditions. They make up an investment sector that is known for attractive dividend yields and are, therefore, treated differently from other equity securities by the financial community. Their services are basic necessities, and their earnings are relatively consistent.

[Photo: Middle-age couple]

Shares, when redeemed, may be worth more or less than their original cost. Investment in the Fund is not FDIC insured.
The value of the Fund may fluctuate. The return on the investment is not guaranteed. Not a part of the prospectus
Utilities For Income and Growth


Not a part of the prospectus

Utilities for Income and Growth


A Hedge Against Inflation

In addition to attractive dividends, utility stocks offer the potential to stay ahead of inflation. In fact, income and appreciation from utility stocks may help investors increase their purchasing power. For the 10-year period between 1985 and 1994, inflation eroded the value of the dollar at an average annual rate of 3.59%. For the same period, the Standard & Poor's (S&P) 40 Utility Index experienced dividend growth of 3.19% and appreciation of 7.06%.

Growth of a $10,000 Investment

With steady, growing dividend earnings and relatively stable stock prices, even during economic downturns, the utility sector has long been a favorite for conservative investors. Over the past 10 years, a hypothetical investment of $10,000 in the S&P 40 Utility Index would have grown to $36,645. Given their lower volatility and more conservative, defensive positioning, utility investments are frequently viewed as a good balance between risk and reward.

Growth of a $10,000 Investment

[Mountain graph showing growth of consumer price index (CPI), S&P 500 and S&P utilities from 1985 to 1994 with the following plot points:]

Year      S&P 500    S&P Utilities       CPI
          10,000         10,000         10,000
1985      13,164         13,281         10,380
1986      15,607         17,058         10,505
1987      16,403         16,563         10,967
1988      19,128         19,571         11,449
1989      25,189         28,813         11,976
1990      24,409         28,075         12,730
1991      31,846         32,180         13,112
1992      24,272         34,783         13,506
1993      37,727         39,806         13,870
1994      38,225         36,545         14,245

An investment in the S&P 40 Utility Index would be worth $50,286.

An investment in the S&P 500 Index would be worth $40,073.

This example is intended for illustrative purposes only and does not represent the past or the future performance of any Flagship fund. The S&P 40 Utility Index is an unmanaged index of the 40 largest, publicly-held utility companies in the U.S., which measures stock price and dividends. The S&P 500 is a diversified, unmanaged index of the largest industrial companies which also measures stock price and dividends. The Consumer Price Index is a measure of the average change in prices over time in a fixed market basket of goods and services. Sources: Standard and Poor's Research, Bureau of Labor Statistics.

Not a part of the prospectus

With their growing dividends and
appreciation, utility stocks may
help you stay ahead of inflation
and increase your purchasing
power.

[Graphic: Power line support]

The Benefits of the Fund


History of Growing Dividends

[Bar graph showing the history of
dividend growth with the X-axis being
years with the following plot points:]

1985      $6.73
1986      $7.03
1987      $7.38
1988      $7.62
1989      $7.89
1990      $8.29
1991      $8.51
1992      $8.55
1993      $8.66
1994      $8.86

A good all-weather investment, utilities have traditionally provided an attractive total return.

[Graphic: Power line support]


Growth of Dividends

With steady, growing dividend income in almost any economic climate and their historically reliable cash flow, utilities have paid higher dividends than non-utility securities. As part of its investment strategy for the Fund, Flagship will invest in utility stocks with a history of rising dividends.

Special Advantages

Utility stocks provide steady growth opportunities for investors. Because they operate largely as regulated monopolies whose business prospects are more certain than those of other industrial companies, they are considered conservative investments, suitable when current income and preservation of capital are investment objectives.

Fund Benefits

The Flagship Utility Income Fund is designed for individual and corporate investors, including personal or company-sponsored retirement plans. The Fund's special benefits include:

(bullet) Investment in the Basic, Essential Utility Companies

(bullet) Portfolio Diversification

(bullet) Monthly Dividends With Capital Gains Distributions, if any,
         Paid Annually

(bullet) Automatic Investment and Dividend Reinvestment Options

Not a part of the prospectus

Suitable for Individuals and Corporations


For Individual and Corporate Investors

[Photo: Elderly couple]

The Fund provides the opportunity for current and growing monthly dividend income, stock price appreciation and a way to stay ahead of inflation. The Fund is appropriate for Individual Retirement Accounts, Keogh Accounts and other tax-qualified retirement plans. The Fund attempts to qualify most dividend income for the 70% corporate dividends-received deduction. A corporation paying taxes at the maximum corporate rate keeps almost 90% of its dividend income from the Fund, even after taxes.

-----------------------------------------------------------------------------
                       The Fund's Philosophy

Flagship's investment philosophy is designed to achieve current income and long-term growth of income and capital for individual and corporate investors. In addition to purchased research, Flagship will use the findings of its own credit analysis and equity research team to determine whether a utility is appropriate for the Fund.
-----------------------------------------------------------------------------

The Fund is appropriate for Individual
Retirement Accounts, Keogh Accounts and
other tax-qualified retirement plans.

[Graphic: Power line support]

Not a part of the prospectus

As part of its investment strategy for
the Fund, Flagship will invest in
utility stocks with a history of
rising dividends.

[Photo: Child with dog]

[Graphic: Power line support]


Utilities Provide Vital Services

The Fund's Portfolio

The Fund will purchase the securities of utilities with:

(bullet) Service Areas with Healthy Economies and Growing Populations

(bullet) A Favorable Regulatory Climate

(bullet) The Potential for Increased Earnings and Dividends

(bullet) Strong Management

(bullet) High Overall Ratings by Standard & Poor's or other
         Rating Agencies

Electric

The Fund selects electric utilities, with high dividends, total return potential, financial strength, and regulatory flexibility.

Telecommunications

The investment characteristics of the communications industry are changing from income-oriented to capital gains-oriented. As Companies continue to make significant investments in their non-regulated businesses, they are also maximizing efficiencies in their regulated businesses.

Natural Gas

The natural gas industry offers current and longer-term opportunities for the Fund as industrial and residential customers worldwide recognize the benefits of conversion to a key alternative to fossil fuels.

Water

Besides personal use, water utilities are engaged in providing water for fire protection, sewage disposal, manufacturing, recycling and recreation.

Not a part of the prospectus

The Fund's Investment Adviser

Flagship

Flagship was originally founded in 1970 as the money management division of The Mead Corporation, the forest products company. Since the launch of Flagship and its family of specialty fixed income mutual funds, assets under management have grown to nearly $4.5 billion with a shareholder base of over 100,000.
The company is based in Dayton, Ohio.

Performance

As a specialist in fixed income portfolio management, Flagship is well positioned to uncover investment opportunities as it seeks to enhance shareholder value. Flagship's portfolio management team utilizes an active strategy, and anticipates changing economic conditions, as they seek to achieve your investment objectives.

Service

Flagship's well-trained, responsive customer service team exists solely to meet your needs. Their goal is to give every shareholder request individualized attention, promptly providing accurate information and requested services.

Reliability

The investment strategies and disciplines of the portfolio management team are supported by the company-wide commitment to provide consistently reliable performance. Flagship's professional staff is focused on meeting investor expectations and in fulfilling their mission: to seek to provide superior investment returns on the assets they manage for clients.

Not a part of this prospectus.

[Photo: Flagship's Investment Policy Committee]

Flagship's Investment Policy Committee:
(Seated from left to right) Bruce P. Bedford--Chairman, Richard P. Davis--President.
(Standing from left to right) Michael D. Kalbfleisch--Chief Financial Officer, Michael S. Davern, Richard A Huber, Jan E. Terbruggen, Walter K. Parker-- Portfolio Managers.

[Graphic: Clipper ship inside a seal that reads
"Flagship - Performance - Realiability - Service" in the outside ring.]

[Graphic: Power line support]

[Back Cover]

[Screened background image of Power line]


[Flagship Clipper Ship logo]
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030

This brochure is authorized for distribution only when accompanied or preceded by an effective prospectus.

(C)1995, Flagship Funds Inc.                        UI-I-100 (10-26-95)

Flagship Utility Template

A. Name of the Fund

B. Current Date

C. List Net Asset Value Price, Maximum Offer Price, Distribution Yield, Beta, Average Quality, Net Assets in millions and Annualized Dividend.

D. Block showing Who is Flagship Fund
   -Over 20 years fixed income management experience
   -Formerly a division of Mead Corporation
   -Over 3.8 billion in assets under management
   -Attentive and active investment style
   -Comprehensive ongoing credit research

E. Graph showing Sector Analysis
   -Breakdown of sectors between telecommunications, natural gas, money markets, insurance/finance and electric utilities.

F. Chart showing Average Annual Total Return which includes one year, three years, five years, ten years and since inception* of both classes of funds - Class A**, Class C***.
   Disclosure reads: *Since the inception date of the funds: (date of A shares)
                     for A shares; (date of C shares) for C shares.
                     **For the period ending (last quarter end) including maximum sales charge of (maximum sales charge for the fund) ***No initial sales load; 1% CDSC if redeemed within 1 year of purchase. Returns assume reinvestment of dividends and capital gains and reflect past investment results. Past performance does not indicate future results. The investment return and principal will fluctuate with market conditions so that shares, upon redemption, may be worth more or less than the original cost.

G. Block showing Account Size in thousands for both A and C* shares
   -First block shows $0-$50         A-shares 4.20%   C-shares 1.00%
   -Next block shows $50-$100        A-shares 4.00%   C-shares 1.00%
   -Next block shows $100-$250       A-shares 3.50%   C-shares 1.00%
   -Next block shows $250-$500       A-shares 2.50%   C-shares 1.00%
   -Next block shows $500-$1000      A-shares 2.00%   C-shares 1.00%
   -Next block shows $1000-$2000     A-shares  .50%   C-shares ----
   -$2,000 and over                  A-shares  ---    C-shares ----

   *1.00% CDSC when redeemed within the first 12 months.

FLAGSHIP UTILITY
INCOME FUND
Friday, September 22, 1995

     NAV    MAXIMUM  DISTRIBUTION            AVERAGE   NET ASSETS   ANNUALIZED
             OFFER     YIELD         BETA    QUALITY   (MILLIONS)    DIVIDEND
A  $10.46   $10.92       0.06        .056       A       $25          $0.635
A  $10.46   $10.92       0.06        .056       A       $25          $0.635

WHO IS FLAGSHIP?
(bullet) Over 20 years fixed income management experience
(bullet) Formerly a division of Mead Corporation
(bullet) Over 3.8 billion in assets under management
(bullet) Attentive and active investment style
(bullet) Comprehensive ongoing credit review

SECTOR ANALYSIS
Telecomm                  (14.4%)
Natural Gas               (21.1%)
Electric Util             (54.2%)
MMKT                      (0.9%)
Insurance/Finan           (9.4%)


AVERAGE ANNUAL TOTAL RETURN    A**             C**
One Year                       8.00%           11.14%
Three Years                    n/a             n/a
Five Years                     n/a             n/a
Ten Years                      n/a             n/a
Since Inception*               5.24%           1.91%

*Since the inception date of the funds: 7/1/92 for A shares;
**For the period ending 6/30/95 including maximum sales charge of 4.20% ***No initial sales load: 1% CDSC if redeemed within 1 year of purchase. Returns assume reinvestment of dividends and capital gains and reflect past investment results. Past performance does not indicate future results.
The investment return and principal will fluctuate with market conditions so that shares, upon redemption, may be worth more or less than the original cost.


ACCOUNT SIZE
 (000s)               A SHARES      C SHARES*
$0-$50                4.20%         1.00%
$50-$100              4.00%         1.00%
$100-$250             3.50%         1.00%
$250-$500             2.50%         1.00%
$500-$1,000           2.00%         1.00%
$1,000-$2,000          .50%          ---
$2,000 and over       ---            ---

*1.00% CDSC when redeemed within the first 12 months


FLAGSHIP

Flagship Funds, Inc.
Form: TPFF08.FSL

                       Prospectus Dated October 26, 1995


                              TABLE OF CONTENTS


                                                                          Page
Summary                                                                      2
Fees and Expenses                                                            2
Financial Highlights                                                         3
The Funds and Their Objectives                                               3
Investment Considerations and Related Risk Factors                           3
Investment Techniques                                                        5
How To Buy Shares                                                            6
How To Redeem Shares                                                         9
Exchange and Reinvestment Privilege                                         10
Systematic Withdrawal Plan                                                  10
Direct Deposits                                                             10
How Fund Shares Are Priced                                                  10
Distributions and Taxes                                                     11
About the Investment Manager                                                12
About the Distributor                                                       12
General Information                                                         13
Custodian and Transfer Agent                                                14
Counsel and Auditors                                                        14
Additional Information                                                      14
Application                                                                 15

FLAGSHIP
U.S. GOVERNMENT
FUNDS(SM)

The Flagship U.S. Government Funds ("Funds") are three diversified series of Flagship Admiral Funds Inc. (the "Corporation"), an open-end mutual fund with five outstanding series. The Funds offered by this prospectus are:

(bullet) Flagship Limited Term U.S. Government Fund(sm)
(bullet) Flagship Intermediate U.S. Government Fund(sm)

Flagship Short Term U.S. Government Fund(sm) is not currently being offered. Consistent with its range of effective average maturity, each of the Funds seeks to provide high current income consistent with liquidity and preservation of capital by investing primarily in debt securities issued or guaranteed by the U.S. Treasury and U.S. Government, its agencies, or instrumentalities. In order to hedge against changes in interest rates, each of the Funds may also purchase or sell put or call options on debt securities, financial futures and indices, and engage in transactions involving interest rate contracts and options on such contracts. The Funds do not engage in any option writing program for the purpose of enhancing or supporting their respective monthly distributions. There is no assurance that the Funds will achieve their investment objectives.

This prospectus sets forth concisely the information about the Funds that you should know before investing. Please read it carefully and retain it for future reference.


A Statement of Additional Information dated October 26, 1995, containing more detailed information, has been filed with the Securities and Exchange Commission and (together with any supplements thereto) is incorporated herein by reference. The Statement of Additional Information may be obtained without charge by telephoning the Funds toll free at 1-800-414-7447 or for TDD, 1-800-360-4521.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK SELLING THE SHARES, NOR ARE THEY FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER U.S. GOVERNMENT AGENCY. INVESTMENT RISKS INCLUDE POSSIBLE LOSS OF PRINCIPAL. THE VALUE OF THE INVESTMENT AND ITS RETURN WILL FLUCTUATE AND ARE NOT GUARANTEED. WHEN SOLD, THE VALUE OF THE INVESTMENT MAY BE HIGHER OR LOWER THAN THE AMOUNT ORGINALLY INVESTED.

                                    SUMMARY

INVESTMENT OBJECTIVES AND POLICIES

   Consistent with its range of effective average maturity, each of the Funds seeks high current income consistent with liquidity and preservation of capital by investing primarily in various U.S. Treasury and U.S. Government debt obligations.

   These securities are issued or guaranteed by the U.S. Treasury, the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities"). Because the Funds are limited to investing in U.S. Government Securities, current income would not be expected to be as high as that which could be obtained from investing in lower credit quality debt securities. In addition, each Fund is permitted to invest in other types of debt securities, including collateralized mortgage obligations. The Funds vary only by duration, or the effective average maturity of their portfolio. The Limited Term Fund has an effective average maturity of from 1-5 years and the Intermediate Fund has an effective average maturity of 5-10 years.

   For a more detailed discussion of each Fund's investment objectives and policies, please see "The Funds and Their Objectives." There is, of course, no assurance that the Funds will achieve their investment objectives.

INVESTMENT RISKS

   The risks inherent in each Fund depend primarily upon the term and quality of the obligations in that Fund's portfolio as well as on market conditions. Interest rate fluctuations will affect a Fund's net asset value, but not the income received by the Fund from its portfolio securities. However, because yields on debt securities available for purchase by a Fund vary over time, no specific yield on shares of a Fund can be assured. The securities in which the Funds invest will generally fluctuate in value inversely with changes in interest rates. The Limited Term Fund is appropriate for investors who seek more income than a money market fund, but who can accept some net asset value fluctuation. The Intermediate Fund is appropriate for investors who seek high income with less net asset value fluctuation from interest rate changes than that of a longer-term fund. Each Flagship U.S. Government Fund is designed for investors who seek high income with minimum risk other than the risk of changes in net asset value caused by fluctuations in prevailing levels of interest rates. Please see "Investment Considerations and Risk Factors" for further information.

                              FEES AND EXPENSES


                                                         Annual Fund Operating Expenses As a
                                                       Percentage of Average Net Assets After
                                Shareholder                              Fee
                            Transaction Expense         Waivers & Reimbursement Arrangements
                          ------------------------    -----------------------------------------
                                                                                                  Total Fund
                                                                                                   Operating
                           Maximum       Maximum                                                   Expenses
                          Front End        CDSL                                         Total       Without
                          Sales Load    Imposed on                                      Fund       Waiver or
                          Imposed on     Redemp-       Manage-    12b-1     Other     Operating   Reinburse-
                          Purchases       tions       ment Fee     Fee     Expenses   Expenses       ment
------------------------------------------------------------------------------------------------------------
U.S. Government Funds
 Class "A" Shares
 Limited Term                2.5%         N/A          .20%      .40%      .30%        .90%        6.89%
 Intermediate Term           3.0          N/A          .20       .40       .30         .90         7.42
 Class "C" Shares
 Limited Term                N/A          1.0(a)       .20       .70(b)    .30        1.20         7.50
 Intermediate Term           N/A          1.0(a)       .20       .95(b)    .30        1.45         8.10
------------------------------------------------------------------------------------------------------------
                                       Example of Expenses
                                    An investor in a Flagship
                                U.S. Government Fund would pay the
                             following dollar amount of expenses on a
                                    $1,000 investment assuming
                                     (1) 5% annual return and
                             (2) Redemption at the end of each period
                          ----------------------------------------------
                           1 Year     3 Years     5 Years      10 Years
 -----------------------------------------------------------------------
U.S. Government Funds
 Class "A" Shares
 Limited Term               $34         $53         $74          $133
 Intermediate Term           39          58          78           137
 Class "C" Shares
 Limited Term                22          38          66           145
 Intermediate Term           25          46          79           174
 -----------------------------------------------------------------------

Percentages are based on actual fees incurred from the previous fiscal year restated to reflect current fees and operating expenses. The manager, at its discretion, anticipates waiving a portion of its management fee and providing expense reimbursement for the Funds. Class C Shares are sold without a front-end sales charge but their 12b-1 fees may cause long-term stockholders to pay more than the economic equivalent of the maximum permitted front-end sales charge. (a) No initial sales load; 1% contingent deferred sales load if redeemed within one year of purchase. Example of expenses would be $10 less in first year if no redemption occurs. (b) Of this amount, 0.20% is a service fee and the remainder is an asset based sales charge.

   The preceding prescribed table is meant to assist an investor in understanding the various costs and expenses that may directly or indirectly be incurred as a result of an investment in one of the Funds. As indicated in the expense table, Flagship utilizes a declining sales load for Class A Shares and a contingent deferred sales load ("CDSL") for Class C Shares. Long-term Class C stockholders could pay more than the economic equivalent of the maximum front end sales charges for Class A Shares. The Funds' 12b-1 Plan and management fee are more fully described herein. These expenses should not be considered a representation of actual past or future expenses, as actual expenses may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS


   The following information was derived from financial statements and financial highlights audited by Deloitte & Touche LLP, independent auditors. Their report on the financial statements and related notes appears in the Statement of Additional Information.


PER SHARE INCOME AND CAPITAL CHANGES


   The following table provides per share income and capital changes for a share of capital stock of the Class A and Class C Shares of each of the series of the Funds outstanding from the date of commencement of operations to June 30, 1995. The dates of commencement of operations were: Limited Term-Class A, February 1, 1994; Limited Term-Class C, February 11, 1994; Intermediate-Class A, February 1, 1994; and Intermediate-Class C, February 3, 1994.



                               Income from
                          Investment Operations                             Less Distributions
               --------------------------------------------    ---------------------------------------------
                                         Net
                                       Realized
                 Net                      &
                Asset                Unrealized     Total     Dividends    Distri-
                Value                   Gains        From     From Net     butions
              Beginning      Net        (Loss)     Invest-     Invest-      From       Returns      Total
 Year Ended       of     Investment       on         ment       ment       Capital       of        Distri-
  June 30,      Period      Income   Securities  Operations    Income       Gains      Capital     butions
-----------     --------    --------   --------    --------    --------    --------    --------   ----------
Limited
  Class A
  1994(a)       $9.75        $.20       $(.40 )     $ (.20)     $.19                                 $.19
  1995          $9.36        $.59       $ .24       $  .83      $.59                                 $.59
  Class C
  1994(a)       $9.75        $.17       $(.39 )     $ (.22)     $.17                                 $.17
  1995          $9.36        $.54       $ .24       $  .78      $.53                                 $.53
Intermediate
  Class A
  1994(a)       $9.70        $.23       $(.68 )     $ (.45)     $.22                                 $.22
  1995          $9.03        $.60       $ .65       $ 1.25      $.60                                 $.60
  Class C
  1994(a)       $9.70        $.19       $(.66 )     $ (.47)     $.19                                 $.19
  1995          $9.04        $.53       $ .65       $ 1.18      $.53                                 $.53

                                                                Ratios/Supplemental Data
                                               ------------------------------------------------------------
                                                                               Ratio of
                                                               Ratio of           Net
                                               Net Assets      Expenses       Investment
                Net Asset                        End of       to Average       Income to       Portfolio
 Year Ended     Value End         Total          Period           Net         Average Net      Turnover
  June 30,      of Period      Return (d)       (000's)       Assets (b)      Assets (b)       Rate (c)
-----------    ------------   ------------    ------------   ------------    ------------    -------------
Limited
  Class A
  1994(a)         $9.36           (5.54%)        $  435          0.21%           5.15%          113.35%
  1995            $9.60            9.08%         $1,599           .70%           6.32%          250.40%
  Class C
  1994(a)         $9.36           (6.37%)        $  791          0.69%           4.70%          113.35%
  1995            $9.61            8.65%         $1,969          1.16%           5.84%          250.40%
Intermediate
  Class A
  1994(a)         $9.03          (12.10%)        $  409          0.19%           5.90%           83.87%
  1995            $9.68           14.43%         $1,013           .69%           6.59%          205.91%
  Class C
  1994(a)         $9.04          (12.60%)        $1,081          0.91%           5.04%           83.87%
  1995            $9.69           13.58%         $2,249          1.40%           5.78%          205.91%


(a) Commencement of investment operations. (b) Annualized. (c) Annualization is not appropriate.

(d) The total returns shown do not include the effects of front-end or contingent deferred sales loads and are annualized in first year after commencement of investment operations.

The Fund's annual report for the most recent fiscal year includes a discussion of fund performance. It is available upon request and without charge.

                        THE FUNDS AND THEIR OBJECTIVES


   The mutual funds offered by this prospectus are Flagship Limited Term U.S. Government Fund(sm) and Flagship Intermediate U.S. Government Fund(sm) (the "Limited Term" and "Intermediate" Funds respectively, and collectively, the "Funds"). Each of the Funds is a professionally managed, diversified investment company, commonly known as a "mutual fund." Mutual funds sell their own shares to investors and invest the proceeds in a portfolio of securities. A mutual fund allows you to pool your money with that of other investors in order to obtain professional investment management. Mutual funds generally make it possible for you to obtain greater diversification of your investments and simplify your recordkeeping.

   Each Fund seeks a high level of current income consistent with liquidity and preservation of capital by investing primarily in U.S. Treasury and other U.S. Government debt securities, consistent with specified effective average maturity standards that differ between the Funds. Each Fund's investment objective is a fundamental policy which may be changed only with the approval of a "majority of the outstanding voting securities" of a Fund as defined in the Investment Company Act of 1940 (the "1940 Act").


   The Funds are series of the Flagship Admiral Funds Inc. (the
"Corporation"), which is authorized to issue shares of common stock in separate series. Each series represents interests in a separate portfolio of securities and other assets, with its own investment objectives and policies.

   Flagship Financial Inc. (the "Manager") provides investment advisory and administrative services to the Funds. The Manager also manages several other mutual funds with different investment objectives, including tax-exempt bond funds and a utility income fund. To obtain prospectuses and other information on any of those mutual funds, please call 1-800-414-7447.

              INVESTMENT CONSIDERATIONS AND RELATED RISK FACTORS

   Each Fund invests as described below and also may employ the investment techniques described elsewhere in this prospectus. In addition, each Fund may also invest in options, futures contracts, and options on futures contracts ("futures options"). For a more complete explanation of these investment techniques, please refer to "Investment Objectives and Policies" in the Statement of Additional Information.

Consistent with its range of effective average maturity, each Fund's investment objective is to provide a high level of current income consistent with liquidity and preservation of capital by investing primarily in securities issued or guaranteed as to principal and interest by the U.S. Treasury, the U.S. Government or by its agencies or instrumentalities ("U.S. Government Securities").

   U.S. Government Securities are: (i) bills, notes, bonds, and other debt securities, differing as to maturity and rates of interest, that are issued by and are direct obligations of the U.S. Treasury; and (ii) other securities that are issued or guaranteed as to principal and interest by the U.S. Government or by its agencies or instrumentalities and that include, but are not limited to, Government National Mortgage Association ("GNMA"), Federal Farm Credit Banks, Federal Home Loan Banks, Farmers Home Administration, Federal Home Loan Mortgage Corporation ("FHLMC"), and Federal National Mortgage Association ("FNMA"). In addition, the Fund may invest in principal portions or coupon portions of U.S. Government Securities that have been separated (stripped) by banks, brokerage firms, or other entities. Stripped securities are usually sold separately in the form of receipts or certificates representing undivided interests in the stripped portion. Stripped securities may be more volatile than non-stripped securities. U.S. Government Securities are generally viewed as being among the safest of debt securities with respect to the timely payment of principal and interest (but not with respect to any premium paid on purchase), but generally bear a lower rate of interest than corporate debt securities. However, they are subject to market risk like other debt securities, and therefore the Fund's shares can be expected to fluctuate in value.

   Because the Fund's investment policy permits it to invest in U.S. Government Securities that are not backed by the full faith and credit of the U.S. Treasury, investment in the Fund may involve risks that are different in some respects from an investment in a fund that invests only in securities that are backed by the full faith and credit of the U.S. Treasury. Such risks may include a greater risk of loss of principal and interest on the securities in the Fund's portfolio that are supported only by the issuing or guaranteeing U.S. Government agency or instrumentality since the Fund must look principally or solely to that entity for ultimate repayment.

   Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by GNMA, FNMA, and FHLMC. Securities issued by GNMA represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmers Home Administration, or guaranteed by the Veterans Administration. Securities issued by FNMA and FHLMC, U.S. Government-sponsored corporations, also represent an interest in a pool of mortgages.

   The timely payment of principal and interest on GNMA securities is guaranteed by GNMA and backed by the full faith and credit of the U.S. Treasury. FNMA guarantees full and timely payment of interest and principal on FNMA securities. FHLMC guarantees timely payment of interest and ultimate collection of principal on FHLMC securities. FNMA and FHLMC securities are not backed by the full faith and credit of the U.S. Treasury.

   Mortgage-backed debt securities, such as those issued by GNMA, FNMA, and FHLMC, are of the "modified pass-through type," which means the interest and principal payments on mortgages in the pool are "passed through" to investors. During periods of declining interest rates, there is increased likelihood that mortgages will be prepaid, with a resulting loss of the full-term benefit of any premium paid by the Fund on purchase of such securities; in addition, the proceeds of prepayment would likely be invested at lower interest rates.

   Under normal market conditions, the Fund will invest at least 80% of its assets in U.S. Government Securities. The Fund may also invest in other types of debt securities, including collateralized mortgage obligations ("CMOs"). CMOs are securities collateralized by mortgages and mortgage-backed securities. CMOs are not guaranteed by either the U.S. Government or by its agencies or instrumentalities.

FIXED INCOME SECURITIES

   When and if available, each of the Funds may purchase fixed income securities at a discount from face value. However, the Funds do not intend to hold such securities to maturity for the purpose of achieving potential capital gains, unless current yields on these securities remain attractive.

ADDITIONAL RISK FACTORS

   Since each of the Funds invests in fixed income securities, its net asset value changes as the general levels of interest rates fluctuate. When interest rates decline, the value of a fixed income portfolio can be expected to rise. Conversely, when interest rates rise, the value of a fixed income portfolio can be expected to decline.

   Although changes in the value of securities subsequent to their acquisition are reflected in the net asset value of shares of a Fund, such changes will not affect the income received by that Fund from such securities. However, the dividends paid by a Fund, if any, will increase or decrease in relation to the income received by that Fund from its investments, which would in any case be reduced by that Fund's expenses before it is distributed to shareholders. Each of the Funds seeks to maintain a relatively high, stable dividend. At times a portion of a dividend may constitute a return of capital.

SHORT-TERM INVESTMENTS FOR DEFENSIVE PURPOSES

   During periods of unusual market conditions when the Manager believes that investing for defensive purposes is appropriate, or in order to meet anticipated redemption requests, a large portion or all of the assets of one or more of the Funds may be invested in cash or cash equivalents including, short-term notes, obligations issued or guaranteed by the U.S. Treasury, the U.S. Government or any of its agencies, authorities or instrumentalities and related repurchase agreements. At times, each of the Funds is also permitted to invest up to 10% of its total assets in other U.S. Treasury funds, U.S. Government funds, or taxable money market funds, which are registered investment companies, subject to the requirements of applicable law. Such investments could result in stockholders paying duplicate or multiple fees, as such funds incur expenses similar to those of the Funds. The Manager will only invest in such funds when it believes the yields on such funds are beneficial even including multiple fees.

                            INVESTMENT TECHNIQUES

LENDING OF SECURITIES

   Each of the Funds may make loans of its portfolio securities. Such loans will usually be made only to member banks of the Federal Reserve System and member firms (and subsidiaries thereof) of the New York Stock Exchange and would be required to be secured continuously by collateral in cash, cash equivalents or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would continue to collect the equivalent of the interest on the securities loaned and would also receive either interest (through investment of cash collateral) or a fee (if the collateral is U.S. Government Securities).

BORROWING

   Each of the Funds may borrow from time to time on a temporary basis in amounts up to 25% of its net assets. Such borrowings are called leverage, and while they provide opportunity for greater returns than if borrowing had not occurred, to the extent the interest on the borrowings exceeds the interest on dividends received, there is a risk that the income to a Fund will be less than if the borrowing had not been made. To the extent a Fund invests the proceeds from borrowings in equity or fixed income securities, the net asset value of the Fund may appreciate or depreciate more rapidly than a fund that does not utilize leverage. The Manager will only cause a Fund to borrow when there is an expectation it will benefit the Fund. Accordingly, none of the Funds intend to borrow to any significant extent.

MORTGAGE DOLLAR ROLL TRANSACTIONS

   Each of the Funds may enter into mortgage "dollar roll" transactions with broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Funds will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction.

WHEN-ISSUED SECURITIES

   In order to help ensure the availability of suitable securities for its portfolio, each Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund making the purchase at a future date usually beyond customary settlement time. It is expected that, under normal circumstances, a Fund purchasing securities on a "when-issued" or "forward delivery" basis will take delivery of such securities. In general, a Fund does not pay for the securities until received and does not start earning interest on the obligations until the contractual settlement date, even though the funds are subject to market value fluctuations during such period. While awaiting delivery of the obligations purchased on such bases, a Fund will establish a segregated account consisting of cash, short-term money market instruments or high grade debt securities at least equal to, on a daily basis, the amount of the commitments to purchase "when-issued" securities.

ZERO COUPON BONDS AND DEFERRED INTEREST BONDS

   Each of the Funds may invest in zero coupon and deferred interest bonds which are debt obligations which are issued or purchased at a significant discount from face value. There are certain risks associated with Zero Coupon Bonds and Deferred Interest Bonds which are described in the Statement of Additional Information.

STRIPPED MORTGAGE-BACKED SECURITIES

   Each of the Funds may invest a portion of its assets in stripped mortgage-backed securities ("SMBS"), which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of interest and principal distributions from an underlying pool of mortgage assets.

HEDGING

   The Funds may purchase and sell exchange-listed and over-the-counter put and call options on fixed income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "hedging transactions"). Hedging transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any hedging transactions is a function of numerous variables including market conditions. The ability of the Funds to utilize these hedging transactions successfully will depend on the Manager's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

   Hedging transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Manager's view as to certain market movements is incorrect, the risk that the use of such hedging transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Funds can realize on its investments or cause the Funds to hold a security they might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movement of futures contracts and price movements in the related portfolio position of a Fund create the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of hedging transactions would reduce net asset value, and possibly income, and such losses can be greater than if the hedging transactions had not been utilized.

                              HOW TO BUY SHARES

   Shares of each Fund are sold in a continuous offering at a public offering price that is equal to the net asset value per share next determined after a purchase order is received by a Fund (see "How Fund Shares are Priced"), plus a sales charge in the case of Class A or C Shares which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or
(ii) on a contingent deferred basis (Class C Shares). When placing purchase orders, investors should specify whether the order is for Class A or Class C Shares. All purchase orders that fail to specify a Class will automatically be invested in Class A Shares. Purchases may be made as described below under "Purchase Through Dealers" and "Purchase by Check". The Funds reserve the right to reject any order for shares. The Funds may, in their sole discretion, accept in-kind payments for the purchase of shares. The table below shows the total sales charges or underwriting discounts and dealer concessions for each amount.

CLASS A SHARES


                                                                                   Dealer Concession
                                                     Total Sales Charge                or Agency
                                             ----------------------------------      Commission as
           Size of Transaction                Percentage of      Percentage of        Percentage
         At Public Offering Price             Offering Price    Net Asset Value    of Offering Price
 -----------------------------------------   ---------------    ---------------    -----------------
Intermediate Fund
Less than $50,000                                  3.00%              3.09%              2.50%
$   50,000 to $  100,000                           2.50               2.58               2.00
$  100,000 to $  250,000                           2.00               2.06               1.50
$  250,000 to $  500,000                           1.50               1.55               1.25
$  500,000 to $1,000,000                           1.25               1.29               1.00
$1,000,000 to $2,000,000                            .40                .41                .30
$2,000,000 and over                                  --                 --                --*

Limited Term Fund
Less than $50,000                                  2.50%              2.56%              2.00%
$   50,000 to $  100,000                           2.00               2.05               1.60
$  100,000 to $  250,000                           1.50               1.54               1.20
$  250,000 to $  500,000                           1.25               1.28               1.00
$  500,000 to $1,000,000                            .75                .77                .60
$1,000,000 to $2,000,000                            .25                .25                .20
$2,000,000 and over                                  --                 --                --*

*Finder's fee of .15% for amounts over $2,000,000 (subject to repayment if shares are redeemed in less than one year)

CLASS C SHARES


   Class C Shares of each Fund are offered at net asset value, without an initial sales charge, subject to a continuing annual distribution fee of 0.70% for the Limited Term Fund, 0.95% for the Intermediate Term Fund (of which .20% is a service fee and the remainder is an asset based sales charge) and a CDSL of 1% if redeemed within one year of the purchase date. The first year of the annual distribution fee is paid to the Distributor, and in subsequent years 0.20% is paid to the Distributor and the remainder is paid to the dealer.

   The minimum purchase required to open an account in any series of the Fund is $3,000 ($1,000 for Individual Retirement Accounts or Keogh accounts). Additional purchases of $50 or more may be made at any time. Any order in an amount of $1,000,000 or more must be for Class A Shares because it will ordinarily be more advantageous for an investor making an investment of such size to purchase Class A Shares. The Fund executes purchase orders immediately prior to declaration of the daily dividend as of the close of business on the day the order is received. Payments by wire will begin to earn dividends on the business day that the Fund's custodian bank receives payment for your shares. All other forms of payment will begin to earn dividends on the subsequent business day. When you redeem shares, you will continue to receive dividends up to, but not including, payment date. See "How to Redeem Shares" and "Distributions and Taxes." Because dividends do not begin until payment is received, you should request your dealer to forward payment promptly. To the extent your securities account or bank account is charged for your purchase before the Fund receives funds, your dealer or bank may be earning interest on your funds.


   At various times the Distributor may implement programs whereby a dealer's sales force may be eligible for nominal awards or whereby the Distributor will reallow to any dealer that sponsors sales programs conforming to criteria established by the Distributor up to an additional 0.50% of the sales generated by the dealer (but never, together with the commission, more than the total sales charge) at the public offering price during such program. (see "About the Distributor" below). These programs will not affect the price investors pay for shares or the amount that the Fund will receive from such sale. A salesperson and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, contact your dealer or the Distributor. Where a dealer receives the total sales charge, such dealer may be deemed to be an underwriter.


PURCHASE THROUGH DEALERS


   To purchase shares through a dealer, you should request your dealer to transmit an order to Boston Financial for the appropriate number of shares and make arrangements with your dealer to transmit funds for the purchase. Your dealer may require you to fill out an Application Form or similar application.


   The public offering price is based on net asset value and includes the applicable sales charge. Because the Fund determines net asset value for each series daily as of the close of the regular trading session (normally 4:00 p.m. New York time) on the New York Stock Exchange on each day that the Exchange is open for trading, your dealer must transmit your order to the Fund prior to such time in order for your order to be executed at the public offering price based on the net asset value to be determined that day. Any change in price due to the failure of the Fund to receive an order prior to the close of the Exchange must be settled between you and your dealer. Similarly, if your dealer fails to provide timely payment (normally three business days after the order is received), the Distributor may sell the shares to other investors at the then current offering price. If the Distributor does so, the dealer will be responsible to the Distributor for any loss which the Distributor incurs in connection with the transaction, and you must settle with your dealer your rights to shares at the price on the day you ordered them.

PURCHASE BY CHECK


   To purchase shares by check, please mail the amount you wish to invest and, in the case of a new account, a completed Application Form to: Boston Financial, Attention: (name of Fund) , P.O. Box 8509, Boston, MA 02266-8509. Checks should be made payable to the name of the Fund.


AUTOMATIC INVESTMENT PLAN


   The Fund offers current stockholders who receive a quarterly statement from Flagship the convenience of automatic monthly investing. On the tenth day of each month the amount you specify ($50 minimum) will be transferred from your bank to the Fund. To initiate the automatic investment plan, complete the application form and attach a voided check.

   The Fund pays the cost associated with these transfers, but reserves the right, upon ninety (90) days written notice, to make reasonable charges for this service. Your bank may charge for debiting your account. Stockholders can change the amount or discontinue their participation in the plan by written notice to Boston Financial thirty (30) days prior to fund transfer date. Because a sales charge is applied on new Class A Shares purchased, it would be disadvantageous to purchase Class A Shares while also making systematic withdrawals.


DESCRIPTION OF CLASSES

   Currently the Funds offer two classes of shares, Class A Shares and Class C Shares. Other classes of shares are not presently available, but may be offered in the future. Funds are authorized to offer up to four classes of shares which may be purchased at a price equal to their net asset value per share, plus (for certain classes) a sales charge (discussed below) which, at the election of the purchaser, may be imposed either (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares" or the "Class C Shares"). The four classes of shares each represent an interest in the same portfolio of investments of each of the Funds and have the same rights, except (i) Class B and Class C Shares bear the expenses of the deferred sales arrangement and any expenses (including a higher distribution services fee) resulting from such sales arrangement, (ii) each class that is subject to a distribution fee has exclusive voting rights with respect to those provisions of the Funds' Rule 12b-1 distribution plan which relate only to such class and (iii) the classes have different exchange privileges. Additionally, Class B Shares will automatically convert into Class A Shares after a specified period of years (see "Shares of the Funds" in the Statement of Additional Information). The net income attributable to Class B and Class C Shares and the dividends payable on Class B and Class C Shares will be reduced by the amount of the higher distribution services fee and certain other incremental expenses associated with the deferred sales charge arrangement. The net asset value per share of Class A Shares, Class B Shares, Class C Shares and Class Y Shares is expected to be substantially the same, but it may differ from time to time.

   1. Class A Shares. The public offering price of Class A Shares is equal to net asset value plus an initial sales charge that is a variable percentage of the offering price depending on the amount of the sale. Net asset value will be determined as described in this Prospectus under "How Fund Shares are Priced". The net assets attributable to Class A Shares are subject to an ongoing distribution services fee (see "About the Distributor" below). Purchasers of Class A Shares may be entitled to reduced sales charges through a combination of investments, rights of accumulation or a Letter of Intent even if their current investment would not normally qualify for a quantity discount (see "Reduced Sales Charges" below). Class A Shares also qualify for certain exchange and reinvestment privileges as described in "Exchange And Reinvestment Privilege" below. The investor or the investor's broker or dealer is responsible for promptly forwarding payment to the Fund for shares purchased.


   2. Class C Shares. Class C Shares are sold at net asset value (see "How Fund Shares Are Priced") without a sales charge at the time of purchase. Instead, the Class C Shares are subject to a 1% CDSL if they are redeemed within one year after purchase. The net assets attributable to Class C Shares are subject to an ongoing distribution services fee (see "How Fund Shares are Price" above and "About the Distributor" below). The Class C Shares have no conversion rights.

   The CDSL will not be imposed on amounts representing increases in net asset value above the initial purchase price. Additionally, no charge will be assessed on Class C Shares derived from reinvestment of dividends or capital gains distributions. The CDSL will be waived (i) on redemption of shares following the death of a shareholder, (ii) on certain redemptions in connection with IRAs and other qualified retirement plans, and (iii) when Class C Shares are exchanged for Class C Shares of other Flagship funds (see "Exchange And Reinvestment Privilege" below). In the case of an exchange, the length of time that the investor held the original Class C Shares is counted towards satisfaction of the period during which a deferred sales charge is imposed on the Class C Shares for which the exchange was made.


   Class B and Y Shares are not currently available. They are described fully in the Funds' Statement of Additional Information.

GENERAL

   All funds will be fully invested in full and fractional shares. The issuance of shares is recorded on the books of the Funds, and, to avoid additional operating costs and for investor convenience, share certificates will not be issued, except by special arrangement. The Funds' transfer agent will send to each stockholder of record a confirmation of each purchase and redemption transactions (including the aggregate number of shares owned after such transaction) by such stockholder and a monthly statement summarizing purchases, redemptions and dividend accruals and distributions in the account during the prior month.

REDUCED SALES CHARGES

   During the continuous offering, the Distributor will offer several reduced sales charge programs through rights of accumulation and combinations, letters of intent, group purchases, redemptions from unrelated funds, and to broker-dealer and Flagship employees. These programs are described in the Statement of Additional Information.

LETTER OF INTENT ESCROW PROVISION (CLASS A SHARES ONLY)


   It is understood that 5% of the dollar amount checked on the application will be held in a special escrow account. These shares will be held by the escrow agent subject to the terms of the escrow. All dividends and capital gains distributions on the escrowed shares will be credited to the Shareholder's Account in shares. If the total purchases, less redemptions by the shareholder, his spouse, children and parents, equal the amount specified under this Letter, the shares held in escrow will be deposited to the Shareholder's Open Account or delivered to the shareholder or to his order. If the total purchases, less redemptions, exceed the amount specified under this Letter and an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made by Flagship Funds Inc. ("Flagship" or the "Distributor") and the dealer through whom purchases were made pursuant to this Letter of Intent (to reflect such further quantity discount). The resulting difference in offering price will be applied to the purchase of additional shares at the offering price applicable to a single purchase of the dollar amount of the total purchases. If the total purchases less redemptions are less than the amount specified under this Letter, the Shareholder will remit to Flagship an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge which would have applied to the aggregate purchases if the total of such purchases had been made at a single time. Upon such remittance the shares held for the shareholder's account will be deposited to his Account or delivered to him or to his order. If within 20 days after written request by Flagship such difference in sales charge is not paid, Flagship is hereby authorized to redeem an appropriate number of shares to realize such difference. Flagship Funds Inc. is hereby irrevocably constituted under this Letter of Intent to effect such redemption as agent of the Shareholder. The shareholder or his dealer will inform Boston Financial that this Letter is in effect each time a purchase is made.


                             HOW TO REDEEM SHARES


   Upon receipt by Boston Financial through one of the methods discussed below of a proper redemption request (indicating your name and account number and the dollar or share amount to be redeemed from the particular series), the Fund will redeem shares at their next determined net asset value. See "How Fund Shares Are Priced." Proceeds of redemptions of recently purchased shares may be delayed for 15 days or more, pending collection of funds for the initial purchase. Neither the Distributor nor the Fund charges a fee or a commission for redemption. For further information on redemptions or exchanges, please contact your dealer or call Boston Financial toll free at 1-800-225-8530 or for TDD, 1-800-360-4521.


REDEMPTION THROUGH DEALERS


   You may redeem shares through any dealer which has a Selling Agreement with the Distributor. Your dealer is responsible for transmitting the redemption request to Boston Financial by the close of trading on the New York Stock Exchange on a particular day in order for you to receive the redemption price based upon the net asset value per share determined that day. If the dealer fails to do so, you will receive the redemption price next calculated after your request and any other materials are received. Your entitlement to any prior day's redemption price must be settled between you and your dealer. Your dealer may charge a service fee for handling your redemption request.


OTHER REDEMPTION METHODS


   You may redeem shares by telephone (provided that you did not reject the telephone redemption service on your application) toll free at 1-800-225-8530 or for TDD, 1-800-360-4521. For funds to be wired ($5,000 minimum on wires) the completed bank account information portion of the telephone redemption section in the application must already be on file with Boston Financial. Proceeds will be wired normally on the next business day Boston Financial is open for business. For all other redemptions your redemption request must be submitted in writing to Boston Financial at the address below. The Fund's purchase application relieves the Fund and the Transfer Agent (Boston Financial) of any liability for loss, costs, or expenses arising out of telephone redemptions that are reasonably believed to be valid. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, it may be liable for any losses due to fraudulent or unauthorized instructions. The procedures include requiring a form of personal identification prior to acting on telephone instructions, recording such instructions, and providing written confirmation of such transactions.

   Payment will be made by sending a check to you at the address on your most recent Application Form. Checks will normally be sent out within one business day, but in no event more than the required settlement period as set by regulation following receipt of the redemption request in proper form. For redemption requests over $50,000, or if the registration on your account has been changed within the past 60 days, or if the redemption proceeds are to go to an address other than the address of record, the Fund must receive a letter of instruction signed by all persons authorized to sign for the account exactly as it is registered. All signatures must be guaranteed (see below). The letter must be mailed to: Boston Financial, Attention: Flagship U.S. Government Funds, P.O. Box 8509, Boston, MA 02266-8509.


SIGNATURE GUARANTEE


   Boston Financial may require a signature guarantee on certain written transaction requests. A signature guarantee may be executed by any "eligible" guarantor. Eligible guarantors include member firms of a domestic stock exchange, commercial banks, trust companies, savings associations and credit unions as defined by the Federal Deposit Insurance Act. You should verify with the institution that they are an acceptable (eligible) guarantor prior to signing.


FURTHER INFORMATION

   If you redeem all shares owned, the dividends declared during the month through the time of redemption will be included in the remittance. Due to the relatively high cost of handling small investments, the Fund reserves the right to involuntarily redeem, at net asset value, the shares of any stockholder whose redemptions cause the value of its holdings to have a value of less than $1,000. Before the Fund redeems such shares and sends the proceeds to the stockholder, the stockholder will be given written notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of his holdings to at least $1,000.


   Shares purchased other than by Federal Funds wire or bank wire may not be redeemed by telephone until 15 calendar days after the purchase of such shares, but may be redeemed pursuant to the ordinary redemption procedure during such period. For further details on redemption, contact your dealer or call Boston Financial toll free at: 1-800-225-8530 or for TDD, 1-800-360-4521.

EXCHANGE AND REINVESTMENT PRIVILEGE


   Any Class A Shares which have been registered in a stockholder's name for at least 15 calendar days, except shares of money market funds, may be exchanged on the basis of relative net asset value per share for Class A Shares of any other U.S. Government, utility, tax exempt, or taxable fixed-income fund or series thereof distributed by the Distributor in any state where such exchange may legally be made. Similarly, Class C Shares may be exchanged for Class C Shares of any other fund or series thereof distributed by the Distributor which are sold pursuant to a similar CDSC arrangement on the basis of relative net asset value per share without the payment of any CDSC otherwise due upon redemption of Class C Shares. For purposes of computing the contingent deferred sales charge payable upon the redemption of shares acquired through such an exchange, the period of time for which the investor held the Class C Shares will be counted toward the holding period applicable to the Class C Shares which the investor acquired through the exchange. In order to qualify for the exchange privilege, it is required that the shares being exchanged have a net asset value of at least the minimum amount required to make an initial investment in the fund for which the exchange is being made. Shares must be on deposit at Boston Financial before the exchange can be made. Stockholders of the Fund should obtain and read a current prospectus of the fund into which the exchange is to be made before effecting an exchange.

   The exchange privilege may be modified or terminated at any time. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. To exercise the exchange privilege, you must either contact your dealer or broker, who will advise the Fund of the exchange, or complete the Exchange Application available from Boston Financial or the Distributor and submit it to Boston Financial. If you have certificates for any shares being exchanged, you must surrender such certificates at the time of exchange.

   A stockholder who has redeemed shares may repurchase at net asset value, without a sales charge, shares of the Fund or shares of other funds with a sales charge distributed by Flagship Funds Inc. in any amount between the stated minimum investment amount of such fund and the proceeds of redemption. The reinvestment request must be received by Boston Financial within 1 year of the redemption and this feature may be exercised by a stockholder only twice per calendar year.

   An exchange between funds pursuant to the exchange privilege is treated as a sale for federal income tax purposes and, depending upon the circumstances, a capital gain or loss may be realized. However, stockholders who exchange between funds within 90 days of the initial purchase date may not take as a loss the amount of the sales charge paid. Exercising the reinvestment privilege will not affect the character of any gain or loss realized on the redemption for federal income tax purposes, except that if the redemption resulted in a loss, the reinvestment may result in the loss being disallowed under the "wash sale" rules. For further details on exchanges or reinvestment, please contact your dealer or call Boston Financial toll free at 1-800-225-8530 or for TDD, 1-800-360-4521.


                          SYSTEMATIC WITHDRAWAL PLAN


   Accounts with a value greater than $10,000 may establish a Systematic Withdrawal Plan ("SWP") and receive monthly or quarterly checks for $50 or more as specified by the shareholder. To establish a SWP all distributions must be in the form of shares. Such payments are drawn from the proceeds of the redemption shares held in the shareholder's account. To the extent that redemptions for a SWP exceed dividend income reinvested in the account, such redemptions will reduce and may ultimately exhaust the number of shares in the account. To initiate this service, shares having an aggregate value of at least $10,000 must be held by the Shareholder Services Agent. Maintaining a SWP concurrently with an investment program would be disadvantageous because of the sales charges included in share purchases. Therefore, a shareholder should not have a SWP in effect at the same time he is making recurring purchases of shares of the Fund. The Shareholder by written instructions to Boston Financial may withdraw from the program, change the payee or change the dollar amount of each payment. Boston Financial may charge the account for services rendered and expenses incurred beyond those normally assumed by the Fund with respect to the liquidation of shares. No charge is currently assessed against the account, but could be instituted by Boston Financial on 60 days' prior notice in writing to the shareholder in the event that the Fund ceases to assume the cost of these services. The Fund reserves the right to amend or terminate the SWP on thirty days' notice.


                               DIRECT DEPOSITS


   Shareholders can have dividends or SWP redemption proceeds deposited electronically into their bank accounts. Under normal circumstances, direct deposits are credited to the account on the second business day of the month following normal payment. In order to utilize this option, the shareholder's bank must be a member of Automated Clearing House. In addition, the shareholder must (1) fill out the appropriate section of the application attached to this Prospectus and (2) include with the completed application a voided check from the bank account into which redemptions are to be deposited. Once Boston Financial has received the application and the voided check, such shareholder's designated bank account, following any dividend or redemption, will be credited with the proceeds. Once enrolled in direct deposit, a shareholder may terminate participation at any time by written notice to Boston Financial.


                          HOW FUND SHARES ARE PRICED


   For purposes of pricing purchases and redemptions, the net asset value of each series and each class of a series of the Fund is separately determined by Boston Financial as of the close of the regular trading session on the New York Stock Exchange on each day that the Exchange is open for business (and will also be computed as of 4:00 p.m., New York time, on any other day on which purchase or redemption orders are received and there is a sufficient degree of trading in the portfolio securities of the Fund such that net asset value per share might be affected). Net asset value per share of the Fund is calculated (to the nearest cent) by adding the value of all securities and other assets, subtracting all of the liabilities and dividing the remainder by the number of shares outstanding at the time the determination is made.


   Assets of the Fund for which market quotations are readily available are valued at market value. Securities with remaining maturities of 60 days or less are valued at their amortized cost under rules adopted by the Securities and Exchange Commission ("SEC"). Other assets and securities are valued at their fair value as determined in good faith under procedures established by the Directors of the Fund.


                           DISTRIBUTIONS AND TAXES

DISTRIBUTIONS

   Income dividends are declared daily and paid monthly. Each Fund intends to distribute by the end of each calendar year at least 98% of any net capital gains realized from the sale of securities during the twelve-month period ended October 31, in that year. The Funds intend to distribute any undistributed net investment income and net realized capital gains in the following year.

DIVIDEND PAYMENT OPTIONS

   Several dividend payment options are available to stockholders. The activation of these options varies with the nature of a stockholder's administrative relationship with the Fund.

   If the stockholder receives periodic statements regarding the Fund from their broker/dealer, then all dividends are automatically paid in cash unless the stockholder instructs their broker/dealer to implement a different option.

   If the stockholder receives a periodic statement directly from the Fund, then all dividends are automatically reinvested unless the stockholder instructs the Fund to implement a different option.

   The dividend payment options are to:

    1. Automatically reinvest all interest and capital gains distributions.

    2. Pay interest dividends in cash, and reinvest capital gains distributions.

    3. Pay both interest and capital gains distributions in cash.

    4. Direct all dividends to another Flagship tax exempt or U.S. Government fund account which has an identical registration and tax identification number (the $3,000 minimum initial investment applies).


    5. Have dividends deposited electronically via Automated Clearing House into a bank account. See "Direct Deposits" and "Systematic Withdrawal Plan" above.


   All reinvested or directed dividends will be at net asset value without any sales charge. Your broker or Flagship customer service representative can help you change your option from your initial account opening instructions.

INCOME TAXES

   Your distributions will be taxable to you, under income tax law, whether received in cash or reinvested in additional shares. For Federal income tax purposes, any distribution that is paid in January but was declared in the prior calendar year is deemed paid in the prior calendar year.

   You will be subject to Federal income tax at ordinary rates on income dividends and distributions of net short-term capital gain. Distributions of net long-term capital gain will be taxable to you as long-term capital gain regardless of the length of time you have held your shares.

   You will be advised annually as to the source of distributions. If you are not subject to tax on your income, you will not be required to pay tax on these amounts.

   If you redeem shares of a Fund held for six months or less, any loss on the sale of those shares will be a long-term capital loss to the extent of any distributions of long-term capital gain you have received with respect to those shares.

   For Federal income tax purposes, each Fund is treated as a separate taxable entity distinct from the other series of the Trust.

   This section is not intended to be a full discussion of income tax laws and their effect on shareholders. You may wish to consult your own tax adviser.

BACKUP WITHHOLDING

   If (a) you fail to (i) furnish your properly certified social security or other tax identification number or (ii) certify that your tax identification number is correct or that you are subject to backup withholding due to the underreporting of certain income, or (b) the Internal Revenue Service informs the Funds that your tax identification number is incorrect, the Funds may be required to withhold Federal income tax at a rate of 31% ("backup withholding") from certain payments (including redemption proceeds) to you. These certifications are contained in the Application that you should complete and return when you open an account. The Funds must promptly pay to the IRS all amounts withheld. Therefore, it is usually not possible for a Fund to reimburse you for amounts withheld. However, you may claim the amount withheld as a credit on your Federal income tax return.

                          ABOUT THE INVESTMENT MANAGER

   The business and affairs of the Funds are managed under the direction of their Board of Directors.


   The investment adviser to the Funds is Flagship Financial Inc. (the "Manager"), whose principal business address is One Dayton Centre, One South Main St., Dayton, Ohio 45402-2030. The Manager, as well as the Distributor, is a wholly-owned subsidiary of Flagship Resources Inc., which is owned and/or controlled by Bruce P. Bedford and Richard P. Davis and members of their immediate families. Messrs. Bedford and Davis each serve as a director and an officer of the Fund as well as the Manager and the Distributor.


   Pursuant to the terms of separate Investment Advisory Agreements, dated December 3, 1993 (the "Advisory Agreements"), the Manager, subject to the general supervision of the Funds' Board of Directors and in conformity with the stated policies of the Funds, renders investment supervisory and corporate administrative services to the Funds. In this regard, it is the responsibility of the Manager to make investment decisions for the Funds and to place the purchase and sale orders.


   Each of the Funds is managed by experienced professionals. The Manager's Investment Policy Committee, comprised of all of the portfolio managers and principal executive officers, meets monthly to review the domestic economic outlook and the status of the financial markets, and to set the policy guidelines for the management of each of the Funds. Implementation, trading, and temporary modification of a Fund's strategy is the function of a small team of portfolio managers who back each other up. Each team is led by a designated portfolio manager who is primarily responsible for the day-to-day operations and performance of the Funds. The designated team leader for the U.S. Government Funds is Jan Terbrueggen, Vice President of the Manager. Prior to January, 1991, he was Vice President, Todd Investment Advisers (Louisville, KY).


   In addition, the Manager performs, or supervises the performance of, administrative services in connection with the Funds including (i) assisting in supervising all aspects of the Funds' operations; (ii) providing the Funds, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Funds; and (iii) providing the Funds, at the Manager's expense, with adequate office space and related services. The Funds' accounting records are maintained, at the Funds' expense, by its Custodian, State Street Bank and Trust Company.


   As compensation for the services rendered by the Manager under the Advisory Agreements, the Funds will pay the Manager a fee, computed daily and payable monthly, at an annual rate of 0.50% of its average daily net assets for the Flagship Intermediate U.S. Government Fund and 0.35% of its average daily net assets for the Flagship Limited Term U.S. Government Fund. For the fiscal year ended June 30, 1995, the total expenses of each class of shares of each Fund, expressed as a percentage of average net assets on an annualized basis, were: Limited Term-Class A, .70%; Limited Term-Class C, 1.16%; Intermediate-Class A, .69%; Intermediate-Class C, 1.40%. Fees paid to the Manager, expressed as a percentage of net assets on an annualized basis, were .05% for both the Limited Term and Intermediate series.

   The Funds have adopted a Code of Ethics regarding restrictions on the investment activity of specified "Investment Personnel." These include restrictions on personal investing, pre-clearance of trades, sanctions and disgorgement of certain profits, as well as prohibitions on short swing profits, investments in initial public offerings and holding public directorships.

   The Manager, which has been a registered investment adviser since 1978, also renders investment advisory and management services to others. The Manager manages an aggregate of approximately $4.3 billion in assets, in both taxable and tax-exempt domestic portfolios, primarily for mutual funds, insurance and reinsurance companies, other corporations and employee benefits plans, and is investment adviser to Flagship Tax Exempt Funds Trust, an investment company with assets of approximately $3.9 billion, all assets as of August 31, 1995.


                            ABOUT THE DISTRIBUTOR

   Each of the Funds has entered into separate Distribution Agreements (the "Distribution Agreements") with Flagship Funds Inc. (the "Distributor"), which has the same address as the Manager, pursuant to which the Distributor serves as the exclusive selling agent and distributor of each Fund's shares, and in that capacity will make a continuous offering of the shares of each Fund and will be responsible for all sales and promotion efforts.


   The Corporation has adopted a plan (the "Plan") pursuant to Rule 12b-1 which conforms to the requirements of the rules of the National Association of Securities Dealers under the 1940 Act with respect to the Class A, Class B and Class C Shares which permits each Fund to pay for certain distribution and promotion expenses related to marketing such series' shares.

   The Plan authorizes the Funds to expend their monies in an amount equal to the aggregate for all such expenditures to such percentage of each Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Funds' disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Funds advertising the Funds or the Funds' investment manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Funds, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis: compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Funds' investment manager and its personnel or any of them for providing services to shareholders of the Funds relating to their investment in the Funds including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, each Fund itself through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with such Fund.

   The maximum amount payable annually by any of the Funds under the Plan and related agreements is .95% of average daily net assets for the year. Of this amount, 0.75% is an asset based sales charge and 0.20% is a service fee. In the case of broker-dealers and others, such as banks, who have selling or service agreements with the Distributor or a Fund, the maximum amount payable to any recipient is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets represented by such person's customers. A salesperson and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling one particular class of shares over another. The Board of Directors may reduce these amounts at any time. Amounts payable by a class of shares may be lower than the maximum and have been described previously. Expenditures pursuant to the Plan and related agreements may reduce current yield after expenses. For the fiscal year ended June 30, 1995, the Funds paid the following amounts under the Plan and related agreements (the amounts permanently waived by the Distributor are shown in parentheses): Limited Term-Class A, $2,041 ($2,068 waived); Limited Term-Class C, $9,452 ($3,421 waived); Intermediate-Class A, $1,459 ($1,470 waived); and Intermediate-Class C, $14,297 ($52 waived).

   Flagship Funds periodically undertakes sales promotion programs with broker-dealers with whom it has Distribution Agreements, in which it will grant a partial or full reallowance of its retained underwriting commission for fund sales as permitted by applicable rules. In addition, it will support those firms' efforts in sales training seminars, management meetings, and broker roundtables where it has the opportunity to present Flagship's products and services. Flagship Funds also provides recognition for outstanding sales achievements during a year through membership in its Admiral's, Captain's or Yacht Clubs which includes a membership plaque and a recognition memento. In addition, the distributor provides recognition through the awarding of imprinted nominal promotional items; client leads; as well as "thank you" dinners and entertainment. Its agents also typically provide food for office meetings. Under appropriate terms it will share with broker-dealers a portion of the cost of prospecting seminars and shareholder gatherings. In those situations where there is no retained underwriting commission, i.e., on the sale of Class C Shares, Flagship Funds will periodically pay for similar activities at its own expense.


   Various federal and state laws prohibit national banks and some state-chartered commercial banks from underwriting or dealing in the Funds' shares. In the unlikely event that a court were to find that these laws also prohibit such banks from providing services of the type contemplated by each Fund's service agreement, the Fund would seek alternative providers of such services and expects that shareholders would not experience any disadvantage. In addition, under the securities laws in some states, banks and financial institutions may be required to register as dealers pursuant to state law.

   The Funds do not offer their securities in conjunction with any retirement plan.

                             GENERAL INFORMATION

DESCRIPTION OF SHARES


   The Corporation was organized on April 18, 1983, as a Maryland corporation. On October 15, 1987, the Corporation's stockholders approved amendments to the Corporation's Articles of Incorporation converting it into a series fund. On June 4, 1992 the stockholders approved a change in the name of the Corporation to Flagship Admiral Funds Inc. and a change in the name of the Fund Stock to Flagship Utility Income Fund Portfolio Stock. The authorized capital stock of the Corporation consists of 600,000,000 shares of stock, par value $.001 per share, divided into five classes, 100,000,000 shares of the Flagship Intermediate U.S. Government Fund Portfolio Stock allocated to the Flagship Intermediate U.S. Government Fund with four classes authorized each with 24,500,000 shares designated as Class A, Class B, Class C, and Class Y, respectively; 100,000,000 shares of the Flagship Limited Term U.S. Government Fund Portfolio Stock allocated to the Flagship Limited Term U.S. Government Fund with four classes authorized each with 24,500,000 shares designated as Class A, Class B, Class C and Class Y, respectively; and 100,000,000 shares of the Flagship Short Term U.S. Government Fund Portfolio Stock allocated to the Flagship Short Term U.S. Government Fund; with 200,000,000 shares of Flagship Utility Income Fund Portfolio Stock allocated to the Flagship Utility Income Fund with four sub-classes authorized each with 49,125,000 shares designated as Class A, Class B, Class C and Class Y, respectively; and 100,000,000 shares of The Golden Rainbow--A James Advised Mutual Fund Portfolio Stock allocated to The Golden Rainbow A James Advised Mutual Fund. Pursuant to Maryland law and the Corporation's charter, the Board of Directors may increase the authorized capital and reclassify unissued shares of any class to create additional classes of stock with specified rights, preferences, and limitations. Each share is entitled to one vote per share on all matters subject to stockholders' vote. Shares of all classes vote together as a single class except that where a matter affects a particular class differently from other classes, that class will vote separately on such matter. The Corporation is not required to hold meetings of stockholders for the purpose of electing directors unless less than a majority of the directors elected by stockholders remain in office. If the Corporation does not hold annual meetings of stockholders, it will abide by Section 16 (c) of the 1940 Act which provides that the Directors will call a meeting of stockholders for the purpose of voting on the question of the removal of a Director if so requested in writing by the holders of 10% or more of the Fund's outstanding shares and will assist such stockholders in communicating with the other stockholders. Directors may be removed by vote of a majority of the outstanding shares of the Corporation.

   Each share is entitled to participate equally in dividends and distributions declared by the Directors with respect to shares of the same class, and in the net distributable assets allocated to such class on liquidation. Stockholders are entitled to redeem their shares, and such shares are subject to redemption by the Fund, as set forth under "How to Redeem Shares." There are no conversion, preemptive or exchange rights in connection with any shares of the Fund, nor are there cumulative voting rights. All shares of the Fund when issued will be fully paid and nonassessable by the Fund.

                         CUSTODIAN AND TRANSFER AGENT

   Boston Financial, 225 Franklin Street, Boston, Massachusetts 02106, is the Funds' custodian, transfer agent and dividend disbursing agent. It also maintains the Funds' accounting records, determines the net asset value, and performs other stockholder services for the Corporation and each series.

                             COUNSEL AND AUDITORS

   Skadden, Arps, Slate, Meagher & Flom, counsel to the Funds, passes upon certain legal matters for the Corporation and the Funds. Deloitte & Touche LLP, independent auditors, are auditors for the Funds and advise the Funds as to certain tax matters.

   Miles & Stockbridge, Maryland counsel to the Funds, passes upon the legality of the Funds' shares.


                            ADDITIONAL INFORMATION


   Please direct your inquiries to a Flagship Representative at 1-800-414-7447, or for TDD, 1-800-360-4521.


   The Fund issues to its stockholders semiannual reports containing unaudited financial statements for the Fund and annual reports containing audited financial statements approved annually by the Board of Directors.


   This Prospectus does not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


   Statements contained in this Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Prospectus forms a part, each such statement being qualified in all respects by such reference.

   No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer made by this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or its Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy by the Fund or by the Distributor in any State in which such offer to sell or solicitation of an offer to buy may not lawfully be made.

   The symbol (sm) indicates a service mark of Flagship U.S. Government Funds owned by Flagship Financial Inc.

(c) 1995, Flagship Funds Inc.                             US-A-3000 (10-26-95)

FLAGSHIP U.S. GOVERNMENT FUNDS APPLICATION FORM

PLEASE PRINT OR TYPE ALL INFORMATION

NOTE: You must complete Sections 1, 2, 3, 4, 5 and sign the signature line. Your signature is required for processing. Complete sections 7, 8, 9, 10, 11 and 12 for optional services.

PLEASE MAIL THIS APPLICATION & YOUR CHECK TO:
Boston Financial
Attn: Flagship U.S. Government Funds
P.O. Box 8509
Boston, MA 02266-8509

1. YOUR ACCOUNT REGISTRATION
Please check only ONE registration type:
Owner Name(s) (First, Middle Initial (if used), Last)
[ ] Individual or Joint Account*

_____________________________________________________________________________

_____________________________________________________________________________

*Joint tenants with rights of survivorship unless tenancy in common is indicated

[ ] Other Entity

_____________________________________________________________________________

[ ] Uniform Gift to Minors

_____________________________________________________________________________
Custodian Name (One Name only)

_____________________________________________________________________________
Minor's Name (One name only)

Minor's state of residence _______

2. YOUR MAILING ADDRESS

_____________________________________________________________________________
Street or P.O. Box                                       Suite or Apt. Number

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -                 (   )     -
_____________________________________________________________________________
Daytime Phone               Evening Phone

[ ] U.S. Citizen or

[ ] Other (specify)  _________________________________________________________

3. YOUR SOCIAL SECURITY/TAX ID NUMBER

For Individual or Joint accounts use Social Security Number of owner. For custodial accounts use minor's Social Security Number.

________  ____  ________
Social Security Number

____  ____________________
Tax ID Number

4. YOUR INITIAL INVESTMENT

I want to invest in this Flagship Tax Exempt Fund.
Please indicate class of shares

                                                         A              C
  Limited Term Fund               Amount*             Shares**       Shares***
_______________________  $ _____________________        [ ]            [ ]

Intermediate Term Fund
_______________________  $ _____________________        [ ]            [ ]

*Minimum of $3,000. **Front end sales charge. ***Level load. If no share class is marked, investment will automatically be made in A Shares.

Attach check payable to Name of Fund

[ ] Purchase or check through Dealer Account.

[ ] Exchange of bonds. (See application and transmittal letter)

5. DIVIDEND/DISTRIBUTION OPTION

If no option is selected, all distributions will be reinvested.

[ ] Reinvest dividends and capital gains.

[ ] Pay dividends in cash, reinvest capital gains.

[ ] Pay dividends and capital gains in cash.

[ ] Direct dividends to an existing account with identical registration.
    Designate the Fund name and account number below.

_____________________________________________________________________________
Name of the Fund

_____________________________________________________________________________
Existing Fund Account Number

[ ]Deposit dividends directly into the bank account indicated on the attached
   VOIDED check (subject to terms and conditions in the prospectus).

6. DEALER AUTHORIZATION

We are a duly registered and licensed dealer and have a sales agreement with Flagship Funds Inc. We are authorized to purchase shares from the Fund for the investor. The investor is authorized to send any future payments directly to the Fund for investment. Confirm each transaction to the investor and to us. We guarantee the genuineness of the investor's signature.

_____________________________________________________________________________
Investment Firm

_____________________________________________________________________________
Investment Professional's Name      Rep Number

______________________________________________________________________________
Branch Address                      Branch Number

______________________________________________________________________________
City

______    ________________ _________
State     Zip Code

(   )     -
______________________________________________________________________________
Investment Professional's Phone Number

X  ___________________________________________________________________________
Signature of Investment Professional

7. LETTER OF INTENT (Class A Shares only)

I/we agree to the escrow provision described in the prospectus and intend to purchase, although I'm not obligated to do so, shares of the Fund designated on this application within a 13 month period which, together with the total asset value of shares owned, will aggregate at least:

             [ ] $50,000        [ ] $100,000          [ ] $250,000
             [ ] $500,000       [ ] $1,000,000        [ ] $2,000,000

8. CUMULATIVE PURCHASE DISCOUNT

I/we qualify for cumulative discount with the accounts listed below.

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

_____________________________________________________________________________
Fund Name

_____________________________________________________________________________
Account Number

9. AUTOMATIC INVESTMENT PLAN

Pursuant to the terms of the plan described in the prospectus, I/we authorize the automatic monthly transfer of funds from my/our bank account and investment in the above Flagship Fund. Attached is a VOIDED check from that account.

$ ___________________________________________________________________________
Amount ($50 Minimum)

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account Number

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

X  ___________________________________________________________________________
Signature of Depositor                                               Date

X  ___________________________________________________________________________
Signature of Joint Depositor                                         Date

10. SYSTEMATIC WITHDRAWAL PLAN

Pursuant to the terms of the plan described in the prospectus, please send
$_______________ [ ] per month   [ ] quarterly to:

[ ] Me

[ ] The bank account indicated on the attached VOIDED check.

[ ] Payee below

Give name and address only if different from account registration

_____________________________________________________________________________

_____________________________________________________________________________

_____________________________________________________________________________

11. TELEPHONE REDEMPTION

I/we hereby authorize the Fund to implement the following telephone redemption requests (under $50,000 only) without signature verification to the registered fund account name and address. Redemption proceeds may be wired to the U.S. commercial bank designated, provided you complete the information below and enclose a VOIDED check for that account.

_____________________________________________________________________________
Name of Bank

_____________________________________________________________________________
Bank Account #

_____________________________________________________________________________
Bank's Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

[ ] I do not authorize redemtion by telephone.

12. INTERESTED PARTY MAIL/DIVIDEND MAIL

[ ] Send duplicate confirmation statements to the interested party listed below.

[ ] Send my distributions to the address listed below.

_____________________________________________________________________________
Name of Individual

_____________________________________________________________________________
Street Address

_____________________________________________________________________________
City

______    ________________ _________
State     Zip Code

SIGNATURE(S)

Under the penalties of perjury, I/we certify that the information provided on this form is true, correct, and complete. The undersigned certify that I/we have full authority and legal capacity to purchase, exchange or redeem shares of the above named Fund(s) and affirm that I/we have received and read a current Prospectus of the named Fund(s) and agree to be bound by its terms.

I/we agree to indemnify and hold harmless State Street Bank and Trust Company, Boston Financial, and any Flagship funds which may be involved in transactions authorized by telephone against any claim, loss, expense or damage, including reasonable fees of investigation and counsel, in connection with any telephone withdrawal effected on my account pursuant to procedures described in the Prospectus.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date


1. As required by the IRS I/we certify (a) that the number shown on this form is my correct Taxpayer Identification Number. I/we understand that if I/we do not provide a Taxpayer Identification Number to the Fund within 60 days, the Fund is required to withhold 31 percent of all reportable payments thereafter made to me until I/we provide a number certified under penalties of perjury, and that I/we may be subject to a $50 penalty by the IRS.

2. As required by the IRS I/we certify under penalties of perjury that I/we are not subject to backup withholding by the IRS.

NOTE: Strike out Item (2) if you have been notified that you are subject to backup withholding by the IRS and you have not received a notice from the IRS advising you that backup withholding has been terminated.

X ___________________________________   X ___________________________________
Signature            Date               Signature (Joint Tenant)    Date

Thank you for your investment in the Flagship Fund(s). You will receive a confirmation statement shortly.

                         FLAGSHIP ADMIRAL FUNDS INC.
                     STATEMENT OF ADDITIONAL INFORMATION
                            DATED OCTOBER 26, 1995
      One Dayton Centre, One South Main Street; Dayton, Ohio 45402-2030
               Flagship Short Term U.S. Government Fund series
              Flagship Limited Term U.S. Government Fund series
              Flagship Intermediate U.S. Government Fund series

   This Statement of Additional Information provides certain detailed information concerning the Funds. It is not a Prospectus and should be read in conjunction with the Fund's current Prospectus dated October 26, 1995, for Flagship Short Term U.S. Government Fund(SM), Flagship Limited Term U.S. Government Fund(SM), and Flagship Intermediate U.S. Government Fund(SM). The Flagship Short Term U.S. Government Fund(SM) is not currently being offered. A copy of the Fund's Prospectus may be obtained without charge by written request to: Flagship Funds Inc., One Dayton Centre, One South Main St.; Dayton, Ohio 45402-2030, or by telephone (toll free) nationwide at: (800) 227-4648, or for TDD, (800) 360-4521.

                              Table of Contents

                                                      Page
                                                     -------
Investment Objectives and Policies                       2
Shares of the Funds                                      9
Officers, Directors and Stockholders                     9
Investment Advisory Services                            11
Taxes                                                   12
Yield and Total Return Calculation                      13
Distributions                                           14
Distributor                                             14
Custodian and Transfer Agent                            17
Auditors                                                17
Portfolio Transactions                                  17
Purchase, Redemption and Pricing of Shares              17
Servicemarks                                            19
Other Information                                       19
Financial Statements                                   F-1
Appendix I--Description of Securities Ratings          I-1
Appendix II--Description of Hedging Techniques        II-1

INVESTMENT OBJECTIVES AND POLICIES


   Flagship Admiral Funds Inc. (the "Fund") has no fundamental objectives as a whole. Each portfolio ("Portfolio") of the Fund has its own objectives. The Flagship Short Term U.S. Government Fund(SM), Flagship Limited Term U.S. Government Fund(SM) ("Limited Term Fund"), Flagship Intermediate U.S. Government Fund(SM) ("Intermediate Fund"), ("Funds") have adopted the following investment restrictions (which supplement the matters described under "The Funds and Their Objective" in the Funds Prospectus), none of which may be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940 (the "1940 Act")) of its outstanding shares. The Funds may not:


   (1) Purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or the Portfolio would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of the Portfolio's total assets may be invested without regard to such 5% and 10% limitations;

   (2) Make loans, except to the extent the purchase of debt obligations (including repurchase agreements) in accordance with the Portfolio's investment objective and policies are considered loans and except that the Portfolio may loan portfolio securities to qualified institutional investors in compliance with requirements established from time to time by the Securities and Exchange Commission and the securities exchanges in which such securities are traded;

   (3) Issue securities senior to its stock or borrow money, except that the Portfolio has reserved the right to borrow money from banks on a temporary basis from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. Such borrowings will not exceed 25% of the Portfolio's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made;

   (4) Purchase or retain the securities of any issuer any of whose officers, directors, or security holders is a director or officer of any of the Funds or of its investment adviser if or so long as the directors and officers of any of the Funds and of its investment adviser together own beneficially more than 5% of any class of securities of such issuer;

   (5) Mortgage, pledge or hypothecate any assets except in an amount up to 50% of the value of the Portfolio's net assets, taken at cost, and only to secure borrowings permitted by clause (3) above;

   (6) Except for mortgage backed securities or collateral thereof, purchase or sell real estate, real estate mortgage loans, real estate investment trust securities, and, except as permitted by applicable law, commodities, commodity contracts or financial futures or contracts thereon, or oil and gas interests;

   (7) Except as permitted by applicable law, acquire securities of other investment companies (other than in connection with the acquisitions of such companies);

   (8) Act as an underwriter of securities except to the extent that, in connection with the sale of securities, it may be an underwriter, or invest more than 15%of the Portfolio's assets, as determined at the time of investment, in securities that are subject to restrictions on disposition under the Securities Act of 1933 or for which market quotations are not readily available, including repurchase agreements having more than seven days to maturity;

   (9) Purchase securities on margin, make short sales of securities or maintain a net short position, except in connection with duration or risk management of the portfolio. In order to permit the sale of shares in certain states, any of the Funds may make commitments more restrictive than the operating restrictions described above. Should any Fund determine that any such commitment is no longer in the best interest of the stockholders, it will revoke the commitment by terminating sales of its shares in the state involved. Also, as a matter of policy that is not fundamental, the Funds have determined that they will not invest in warrants, own more than 5% of the outstanding voting securities of any issuer and will only write call options which are fully covered.


   The Funds place no restrictions on portfolio turnover except as may be necessary to maintain their status as a regulated investment company under the Internal Revenue Code of 1986, as amended ("the Code").


   Leverage. Each of the Funds has reserved the right to borrow money from time to time to provide greater liquidity for redemptions or to make additional portfolio investments. If a Portfolio were to borrow money, income earned from additional investments in excess of interest costs would improve performance over what otherwise would be the case. Conversely, if the investment performance of such additional investments failed to cover their cost (including interest costs on such borrowings) the performance would be poorer than would otherwise be the case. This speculative factor is known as "leverage."

   The 1940 Act limits the amount of money a fund may borrow to 33-1/3% of the value of such fund's net assets plus all outstanding borrowings immediately after the time the latest such borrowing is made. If a Portfolio were to borrow money and the value of its assets were to fall below the statutory coverage requirement for any reason, the Portfolio would have to take corrective action to achieve compliance within three business days and accordingly might be required to sell a portion of its securities at a time when such sale might be disadvantageous.


   "When Issued" Transactions. Any of the Funds may purchase and sell securities on a "when issued" and "delayed delivery" basis. These transactions are subject to market fluctuation; the value at delivery may be more or less than the purchase price. Since each of the Funds rely on the buyer or seller, as the case may be, to consummate the transaction, failure by the other party to complete the transaction may result in it missing the opportunity of obtaining a price or yield considered to be advantageous. When one of the Funds is the buyer in such a transaction, however, it will maintain with its custodian cash or high-grade portfolio securities having an aggregate value equal to the amount of such purchase commitments until payment is made. To the extent one of the Funds engage in "when issued" and "delayed delivery" transactions, it will do so for the purpose of acquiring securities for its portfolio consistent with its investment objective and policies and not for the purpose of investment leverage.

   Diversification. As diversified funds, none of the Funds may purchase the securities of any one issuer, other than the U.S. Government or any of its instrumentalities, if immediately after such purchase more than 5% of the value of its total assets would be invested in such issuer, or if it would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the value of each of the Funds' total assets may be invested without regard to such 5% and 10% limitations.


   Zero Coupon Bonds and Deferred Interest Bonds. Each of the Funds may invest in zero coupon bonds and deferred interest bonds which are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of mortgage assets ("Mortgage Assets"), which must be issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. In a collateralized mortgage obligation ("CMO"), a series of bonds or certificates is usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. These CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of or investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security).

   Each of the Funds may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

Hedging Transactions. The Funds may utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates and broad or specific equity market movements), or to manage the effective maturity or duration of fixed-income securities. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

   In the course of pursuing these investment strategies, the Fund may purchase and sell exchange-listed and over-the-counter put and call options on fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, enter into various interest rate transactions such as swaps, caps, floors or collars (collectively, all the above are called "Hedging Transactions"). Hedging Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Funds' portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Funds' unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of the Funds' portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Hedging Transaction is a function of numerous variables including market conditions. The ability of the Funds to utilize these Hedging Transactions successfully will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. The Funds will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Hedging Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

   Hedging Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Hedging Transactions could result in losses greater than if they had not been used. Use of put and call options may result in losses to the Funds, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, limit the amount of appreciation the Funds can realize on its investments or cause the Funds to hold a security it might otherwise sell. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of the Funds create the possibility that losses on the hedging instrument may be greater than gains in the value of the Funds' position. In addition, futures and options markets may not be liquid in all circumstances. As a result, in certain markets, the Funds might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Hedging Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Hedging Transactions had not been utilized.

   General Characteristics of Options. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Hedging Transactions involving options require segregation of Funds assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

   A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, the Funds' purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving the Funds the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. The Funds' purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Funds against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An Ameri-can style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The Funds are authorized to purchase and sell exchange-listed options and over-the-counter options ("OTC options"). Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

   With certain exceptions, OCC-issued and exchange-listed options generally settle by physical delivery of the underlying security or currency, although in the future cash settlement may become available. Index options and Eurodollar instruments are cash settled for the net amount, if any, by which the option is "in-the-money" (i.e., where the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

   The Funds' ability to close out its position as a purchaser or seller of an OCC or exchange-listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange;
(iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

   The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

   OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties. The Funds will only sell OTC options (other than OTC currency options) that are subject to a buyback provision permitting the Funds to require the Counterparty to sell the option back to the Funds at a formula price within seven days. The Funds expect generally to enter into OTC options that have cash settlement provisions, although it is not required to do so.

   Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Funds or fails to make a cash settlement payment due in accordance with the terms of that option, the Funds will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers" or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligations of which have received) a short-term credit rating of "A-I" from Standard & Poor's Corporation ("S&P") or "P-l" from Moody's Investor Services ("Moody's") or an equivalent rating from any nationally recognized statistical rating organization ("NRSRO"). The staff of the SEC currently takes the position that OTC options purchased by the Funds, and portfolios securities "covering" the amount of the Funds' obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to the Funds' limitation on investing no more than 10% of its assets in illiquid securities.

   If the Funds sell a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio or will increase the Funds' income. The sale of put options can also provide income.

The Funds may purchase and sell call options on securities, including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. and foreign securities exchanges and in the over-the-counter markets and on securities indices, currencies and futures contracts. All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the call) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Funds will receive the option premium to help protect it against loss, a call sold by the Funds exposes the Funds during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Funds to hold a security or instrument which it might otherwise have sold.

   The Funds may purchase and sell put options on securities including U.S. Treasury and agency securities, mortgage-backed securities, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments (whether or not it holds the above securities in its portfolio) and on securities indices, currencies and futures contracts other than futures on individual corporate debt and individual equity securities. The Funds will not sell put options if, as a result, more than 50% of the Funds' assets would be required to be segregated to cover its potential obligations under such put options other than those with respect to futures and options thereon. In selling put options, there is a risk that the Funds may be required to buy the underlying security at a disadvantageous price above the market price.

   General Characteristics of Futures. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Funds, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such option.

   The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the Commodity Futures Trading Commission and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires the Funds to deposit with a financial intermediary as security for its obligation, an amount of cash or other specified assets (initial margin) which initially is typically l% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the Funds. If the Funds exercise an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but there can be no assurance that the position can be offset prior to settlement at an advantageous price nor that delivery will occur.

   The Funds will not enter into future contracts or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of the Funds' total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

   Options on Securities Indices and Other Financial Indices. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives it would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

   Combined Transactions. The Funds may enter into multiple transactions, including multiple options transactions, multiple futures transactions, and any combination of futures and options ("component" transactions), instead of a single Hedging Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of the Funds to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

   Swaps, Caps, Floors and Collars. Among the Hedging Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. The Funds intend to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Funds may be obligated to pay. Interest rate swaps involve the exchange by the Funds with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

   The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. The Funds will not enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the Counterparty, combined with any credit enhancements, is rated at least "A" by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the Counterparty, the Funds may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

   Eurodollar Instruments. The Funds may make investments in Eurodollar instruments. Eurodollar instruments are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"), although foreign currency-denominated instruments are available from time to time. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are linked.

   Risks of Hedging Transactions Outside the United States. When conducted outside the United States, Hedging Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by: (i) other complex foreign political, legal and economic factors,
(ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Funds' ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lower trading volume and liquidity.

   Use of Segregated and Other Special Accounts. Many Hedging Transactions, in addition to other requirements, require that the Funds segregate liquid high grade assets with its custodian to the extent Funds obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by the Funds to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid high grade securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by the Funds will require the Funds to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high-grade securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by the Funds on an index will require the Funds to own portfolio securities which correlate with the index or to segregate liquid high grade assets equal to the excess of the index value over the exercise price on a current basis. A put option written by the Funds require the Funds to segregate liquid, high grade assets equal to the exercise price.

   Except when the Funds enter into a forward contract for the purchase or sale of a security denominated in a particular currency, which requires no segregation, a currency contract which obligates the Funds to buy or sell currency will generally require the Funds to hold an amount of that currency or liquid securities denominated in that currency equal to the Funds' obligations or to segregate liquid high grade assets equal to the amount of the Funds' obligation.

   OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC-issued and exchange-listed index options will generally provide for cash settlement. As a result, when the Funds sell these instruments it will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a noncash settled put, the same as an OCC guaranteed listed option sold by the Funds, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when the Funds sell a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Funds will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC-issued and exchange-listed options sold by the Funds other than those above generally settle with physical delivery, or with an election of either physical delivery or cash settlement and the Funds will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement, will be treated the same as other options settling with physical delivery.

   In the case of a futures contract or an option thereon, the Funds must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

   With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps, floors and collars require segregation of assets with a value equal to the Funds' net obligation, if any.

   Hedging Transactions may be covered by other means when consistent with applicable regulatory policies. The Funds may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Hedging Transactions. For example, the Funds could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Funds. Moreover, instead of segregating assets if the Funds held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Hedging Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

                              SHARES OF THE FUNDS


   The Securities and Exchange Commission ("SEC") has adopted rules under the 1940 Act which permit funds to issue multiple classes of shares and impose deferred sales charges. The Fund has adopted a plan under such rules and may issue multiple classes of shares pursuant to such rules. The Funds are currently authorized to offer four classes of shares of beneficial interest ("Class A Shares," "Class B Shares," "Class C Shares" and "Class Y Shares") as discussed in the Prospectus. Class A Shares, Class B Shares, Class C Shares and Class Y Shares have identical voting rights, except that each class that is subject to a distribution fee votes separately as a class with respect to the Fund's Rule l2b-l distribution plan. Currently, the Funds are offering Class A and C Shares. No class B or Y Shares are available.

   Class B Shares. Class B Shares are sold at net asset value (see "How Fund Shares Are Priced" in the Prospectus) without a sales charge at the time of purchase. Instead, the sales charge is imposed on a contingent deferred basis. The net assets attributable to Class B Shares are subject to an ongoing distribution fee (see "Distributor" below). The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment of the purchase of Class B Shares until the time such shares are redeemed. Solely for purposes of determining the number of years from the time of any payment of the purchase of Class B Shares, all payments during any month will be aggregated and deemed to have been made on the last day of the month.


   Class B Shares automatically convert into Class A Shares not more than 10 years after the end of the month in which a shareholder's order to purchase Class B Shares was accepted. As a result, the shares that converted will no longer be subject to a sales charge upon redemption and will enjoy the lower Class A distribution services fee.


   For purposes of conversion of Class A Shares, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's account (other than those in the sub-account) convert to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account also will convert to Class A Shares. The conversion of Class B Shares to Class A Shares is subject to the continuing determination that (i) the assessment of the higher distribution services fee and transfer agency cost with respect to Class B Shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of Class B Shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion is no longer available. In that event, no further conversions of Class B Shares would occur, and Class B Shares might continue to be subject to the higher distribution services fee for an indefinite period, which period may extend beyond the period ending 10 years after the end of the month in which the shares were issued.


   The Class B Shares are otherwise the same as Class C Shares and are subject to the same conditions, except that they can only be exchanged for other Class B Shares without imposition of sales charges.

   Class Y Shares. Class Y Shares will be offered only to institutional investors, at a price equal to net asset value. No front-end or deferred sales charge is imposed on Class Y Shares. Additionally, Class Y Shares are not subject to a Rule 12b-1 distribution fee. Net asset value will be determined as described in this Prospectus under "Net Asset Value." The Class Y Shares have no conversion feature, and they can only be exchanged for other Class Y Shares without payment of applicable sales charges, if such charges have not been previously paid.

                     OFFICERS, DIRECTORS AND STOCKHOLDERS


   The directors and executive officers of the Funds are listed below. All of the directors and officers hold the equivalent positions with Flagship Tax Exempt Funds Trust and the series thereof. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years and has a business address at One Dayton Centre, One South Main St.; Dayton, Ohio 45402-2030, which is also the address of the Funds.

   The "interested" directors of the Funds (as defined in the 1940 Act) are indicated by an asterisk (*).

                                                                            Principal Occupation
      Name and Address          Position With the Fund                     During Past Five Years
---------------------------     ------------------------   -------------------------------------------------------
Bruce Paul Bedford*            Director                    Chairman and Chief Executive Officer of Flagship
                                                           Resources Inc. ("Flagship"), Flagship Financial Inc.
                                                           (the "Manager"), and Flagship Funds Inc. (the
                                                           "Distributor").

Richard P. Davis*              Director and                President and Chief Operating Officer of Flagship, the
                               President                   Manager, and the Distributor.

Robert P. Bremner              Director                    Private Investor and Management Consultant.
3725 Huntington St., N.W.
Washington, DC 20015

Joseph F. Castellano           Director                    Professor and former Dean, College of Business and
4249 Honeybrook Avenue                                     Administration, Wright State University.
Dayton, Ohio 45415

Paul F. Nezi                   Director                    Executive Vice President, Marketing Sales & Product
227 E. Dixon Avenue                                        Development, ChoiceCare; prior to March 1993, Vice
Dayton, Ohio 45419                                         President and General Manager, Advanced Imaging
                                                           Products, a division of AM International; prior to
                                                           March 1991, Partner, Hooper & Nezi, a marketing and
                                                           communications firm.

William J. Schneider           Director                    Senior Partner, Miller-Valentine Partners; Vice
4000 Miller-Valentine Ct.                                  President, Miller-Valentine Realty, Inc.
P.O. Box 744
Dayton, Ohio 45401

M. Patricia Madden             Vice President              Vice President, Operations, of the Distributor.

Michael D. Kalbfleisch         Treasurer and Secretary     Vice President and Chief Financial Officer of Flagship,
                                                           the Manager, and the Distributor.


LeeAnne G. Sparling            Controller                  Director of Portfolio Operations of the Manager.


Sharon M. Luster               Assistant Secretary         Compliance Manager of the Distributor; Assistant
                                                           Secretary of Flagship, the Manager, and the
                                                           Distributor.

                                 Compensation: Trustees and Officers

                                            Pension or                             Total Compensation
                                            Retirement        Estimated            From Registrant and
                                              Benefit           Annual                Fund Complex
                         Aggregate        Accrued as Part      Benefits     (all other Flagship Mutual Funds)
  Name of Person,       Compensation            of               Upon               Paid to Directors
     Position         From Registrant      Fund Expenses      Retirement         (Number of Other Funds)
------------------     ---------------    ----------------    -----------   ---------------------------------
Robert P. Bremner          $6,000               $0               N/A                   $20,500 (26)
Director

Joseph F. Castellano       $6,000               $0               N/A                   $19,500 (26)
Director

William J. Schneider       $6,000               $0               N/A                   $20,000 (26)
Director

Paul F. Nezi               $6,000               $0               N/A                   $20,000 (26)
Director

Bruce Paul Bedford            0                  0               N/A                         0
Chairman & Director

Richard P. Davis              0                  0               N/A                         0
President & Director

                                        Compensation: Trustees and Officers


                                            Pension or                             Total Compensation
                                            Retirement        Estimated            From Registrant and
                                              Benefit           Annual                Fund Complex
                         Aggregate        Accrued as Part      Benefits     (all other Flagship Mutual Funds)
  Name of Person,       Compensation            of               Upon               Paid to Directors
     Position         From Registrant      Fund Expenses      Retirement         (Number of Other Funds)
------------------     ---------------    ----------------    -----------   ---------------------------------
M. Patricia Madden           0                   0               N/A                        0
Vice President

Michael D. Kalbfleisch       0                   0               N/A                        0
Treasurer & Secretary

LeeAnne G. Sparling          0                   0               N/A                        0
Controller

Sharon M. Luster             0                   0               N/A                        0
Assistant Secretary

   As of August 31, 1995, to the knowledge of management, no person beneficially owned more than 5% of the outstanding shares of either the Limited Term Fund or the Intermediate Fund.


   All Directors and officers as a group own less than 1% of the outstanding shares as of the above date. The Funds have no knowledge of any other person owning more than 5% of the outstanding shares as of such date.

                         INVESTMENT ADVISORY SERVICES

   As stated in the Funds' Prospectus, Flagship Financial Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as investment adviser (the "Manager") to the Funds pursuant to an Investment Advisory Agreement (the "Advisory Agreement").


   See "About the Investment Manager" in the Prospectus for a description of the Manager's duties as investment adviser. The Manager's administrative obligations include: (i) assisting in supervising all aspects of the Funds' operations; (ii) providing each of the Funds, at the Manager's expense, with the services of persons competent to perform such administrative and clerical functions as are necessary in order to provide effective corporate administration of the Funds; and (iii) providing at the Manager's expense, with adequate office space and related services. The Funds' accounting records are maintained at each of the Funds' expense, by its Custodian, Boston Financial.

   For the fiscal periods ended June 30, 1994 and 1995, with respect to each Fund, the amounts paid to the Manager were as follows:

Fund                 1994        1995
-----------------   -------    ---------
Intermediate          $294       $1,967
Limited Term           304        1,839
                     -----
TOTAL                 $598       $3,806
                     =====


   The table set forth above does not include portions of the Manager's fee which were permanently waived by the Manager. The amounts of compensation waived by the Manager were:


Fund                 1994        1995
-----------------    -------   ---------
Intermediate         $1,909     $ 9,246
Limited Term          1,196       6,499
                       -----
TOTAL                $3,105     $15,745
                       =====

   The Manager has advanced all organization expenses of the Funds which include printing of documents, fees and disbursements of the Fund's counsel and accountants, registration fees under the Securities Act of 1933, the 1940 Act, and state securities laws, as well as the initial fees of the Fund's custodian and transfer agent. Such fees aggregated approximately $136,400 for the Intermediate Fund and $131,600 for the Limited Term Fund. The expenses are being reimbursed to the Manager by uniform pro rata deductions from the net asset value of each of the Funds accrued daily and paid monthly over the five-year period which commenced July 1, 1994.

   Also, under separate agreements with the Funds, for the period ended June 30, 1995, the Manager agreed to subsidize certain expenses as set forth below. The Manager is not obligated to subsidize such expenses and may not do so in the future, although the Manager expects such reimbursement will continue until these funds reach a sufficient size to maintain a normal expense ratio to net assets.

                      Amount Subsidized       Amount Subsidized
Fund                       6/30/94                 6/30/95
                    --------------------     ---------------------
Intermediate               $45,147                 $132,664
Limited Term                45,153                  130,372
                       ------------------     --------------------
Total                      $90,300                 $263,036
                       ==================     ====================


   The Advisory Agreement will terminate automatically upon assignment and its continuance must be approved annually by each of the Funds' Board of Directors or a majority of each of the Funds' outstanding voting shares and in either case, by a majority of each of the Funds' independent directors. The Advisory Agreement is terminable at any time without penalty by the Board of Directors or by a vote of a majority of the voting shares on 60 days' written notice to the Manager, or by the Manager on 60 days' written notice to any of the Funds.

   The Managers of each of the Funds have agreed that in the event the operating expenses of any of the Funds (including fees paid by any of the Funds to the Manager and payments by any of the Funds to the Distributor but excluding taxes, interest, brokerage and extraordinary expenses) for any fiscal year ending on a date on which the Advisory Agreement with any of the Funds is in effect, exceed the expense limitations imposed by applicable state securities laws or any regulations thereunder, it will, up to the amount of its fee, reduce its fee or reimburse any of the funds in the amount of such excess. As of the date of this Prospectus, under the most restrictive state regulations applicable, the Manager would be required to reimburse any of the Funds such operating expenses exceeding 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets, and l1/2% of the remaining average net assets. The Manager believes that such operating expenses will be less than such amounts.

   Securities held by any of the Funds may also be held by, or be appropriate investments for, other investment advisory clients of the Manager and its affiliates. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for any of the Funds or other advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for each of the Funds and such other clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on the price of such securities.

                                    TAXES


   References are made to the sections in the Prospectus entitled "Taxes" for a discussion of relevant tax matters and to which the discussion below is supplementary.

Taxation of the Funds

   Each Portfolio of the Fund intends to qualify as a regulated investment company ("RIC") for federal income tax purposes. In order to so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to loans of securities and gains from the sale or other disposition of securities or certain other related income; (b) generally derive less than 30% of its gross income from gains from the sale or other disposition of securities and certain other investments held for less than three months; and (c) diversify its holdings so that at the end of each fiscal quarter, (i) at least 50% of the value of such Portfolio's assets is represented by cash, United States government securities, securities of other regulated investment companies, and other securities which, with respect to any one issuer, do not represent more than 5% of the value of such Portfolio's assets nor more than 10% of the voting securities of such issuer, and (ii) not more than 25% of the value of such Portfolio's assets is invested in the securities of any one issuer (other than United States government securities or the securities of other RICs).

   If each Portfolio of the Fund qualifies as an RIC and distributes to its stockholders at least 90% of its investment company taxable income (not including net capital gain, which is the excess of net long-term capital gain over net short-term capital loss), then each Portfolio will not be subject to federal income tax on the income so distributed.

However, each Portfolio would be subject to corporate income tax (currently at a 35% rate) on any undistributed income. In addition, each Portfolio will be subject to a nondeductible 4% excise tax on the amount by which the income it distributes in any calendar year is less than a required distribution amount. The required distribution amount for a calendar year equals the sum of (a) 98% of each Portfolio's ordinary income for such calendar year; (b) 98% of the excess of capital gains over capital losses for the one-year period ending on October 31 of such calendar year; and (c) 100% of the undistributed income and gains from prior years. Each Portfolio intends to distribute sufficient income so as to avoid both corporate income tax and the excise tax. However, a Portfolio may in the future decide to retain all or a portion of its net capital gain. In such case, the Portfolio would be subject to corporate income tax on such retained net capital gain; would designate to stockholders the undistributed capital gain; stockholders would include as long-term capital gain income such undistributed net capital gain; and stockholders would be eligible for a credit with respect to such tax paid by the Portfolio.


   In the event that total distributions (including distributed or designated net capital gain) for a taxable year exceed its investment company taxable income and net capital gain, a portion of each distribution generally will be treated as a return of capital. Distributions treated as a return of capital reduce a stockholder's basis in its shares and could result in a capital gain tax either when a distribution is in excess of basis or, more likely, when a stockholder redeems its shares.

   Stockholders of a Portfolio will be notified annually by the Fund as to the Federal tax status of dividends and distributions paid during the calendar year. Dividends and distributions may also be subject to state and local taxes.

   State and local tax treatment may vary according to applicable laws. Stockholders can elect to receive distributions in cash or in additional shares of such Portfolio. The price of the additional shares is determined as of the record date for the dividend payment.

   The Fund may in the future engage in various defensive hedging transactions. Under various Code provisions such transactions might change the character of recognized gains and losses, accelerate the recognition of certain gains and losses, and defer the recognition of certain losses.

                      YIELD AND TOTAL RETURN CALCULATION


   In accordance with SEC regulations, the Fund may include current yield and average annual total return in advertisements or information furnished to stockholders or potential investors. Yields are calculated (separately for each class of shares) in accordance with the SEC's standardized yield formula. Under this formula, dividend and interest income over the 30-day measurement period, is reduced by period expenses and divided by the number of days within the measurement period to arrive at a daily income rate. This daily income rate is then expressed as a semiannually compounded yield based on the maximum offering price of a share assuming a standardized 360-day year. Each of the Funds may quote a tax equivalent yield which reflects the rate a specified state taxpayer would have to earn on a taxable security that is not a U.S. Treasury or full faith and credit U.S. Government agency security in order to equal the same after-tax return.


   The Fund may also advertise total return for each class of shares which is calculated differently from "average annual total return" (a "non-standardized quotation"). A non-standardized quotation of total return measures the percentage change in the value of an account between the beginning and end of a period, assuming no activity in the account other than reinvestment of dividends and capital gains distributions. A non-standardized quotation of total return for a particular class of shares will always be accompanied by the "average annual total return" for such class. Average annual total return for any time period is calculated (separately for each class) by assuming an investment at the beginning of the measurement period at the maximum offering price. Dividends from the net investable amount are then reinvested in additional shares each month at the net asset value. At the end of the measurement period, the total number of shares owned are redeemed at net asset value (less any applicable contingent deferred sales load). The change in the total value during the investment period is then expressed as an average annual total rate of return. Each of the Funds may also quote rankings, yields or returns as published by recognized statistical services or publishers wherein its performance is categorized or compared with other funds with similar investment objectives, such as Lipper Analytical Service's "Utility Funds" under "Equity Funds," or this same data as quoted by Barron's, Business Week, Forbes, Fortune, Micropal, Money, Mutual Fund, Personal Investing, Worth, Value Line Mutual Fund Survey, or others; Weisenberger Investment Companies Service's annual Investment Companies under "U.S. Government"; or M0RNINGSTAR, Inc.'s Mutual Fund Values under "U.S. Government-General." Each of the Funds may also compare its investment performance or what it seeks to do with other investment vehicles such as Certificates of Deposit, Treasury Bills, or Treasury Notes.

   Current yield and total return of each class will vary from time to time depending on market conditions, the composition of the portfolio, operating expenses and other factors. These factors and possible differences in method of calculating performance figures should be considered when comparing the performance figures of any of the Funds with those of other investment vehicles.

   Yield and Total Return Calculation as of June 30, 1995 (there is no historical data for Class B or Y Shares):

                                            Average Annual Total Return
                                         ----------------------------------
                           Current
                        30-Day Yield      1 Year       5 Year      10 Year       Inception Date
                        -------------   ---------    ---------    ---------   --------------------
Intermediate Fund
 Class A                    6.25%         11.00%        3.84%*      N/A*        February 1, 1994
 Class C                    5.68%         12.58%        5.45%*      N/A*        February 3, 1994
Limited Term Fund
 Class A                    5.37%          6.35%        2.76%*      N/A*        February 1, 1994
 Class C                    5.25%          7.65%        4.29%*      N/A*        February 11, 1994


*Inception to date

                                DISTRIBUTIONS

   Each of the Funds anticipates making daily distributions. The anticipated daily distributable income of any of the Funds for a particular day will be equal to the "anticipated daily dividend and interest income" for the day, less the "anticipated daily expenses" for that day plus or minus any special adjustment for that day.

   As with all declarations of distributions by investment companies, the net asset value will be reduced by the amount of each daily dividend at the time of declaration.

Anticipated Daily Expenses

   In order to determine this component of the anticipated daily distributable income, the Manager will first project the total amount of anticipated expenses in a proportionate amount for each class and will then divide such amount by the number of days during the year. The Manager will continually monitor each of the Funds' expenses and will revise, as often as appropriate, its projections of such expenses. In making any revision, the Manager will, in the same manner as described above under "Anticipated Daily Dividend and Interest Income," recalculate the anticipated daily expenses figure and the cumulative difference and will then spread the amount of such difference over the number of days remaining during the year.

                                 DISTRIBUTOR

   As stated in the Prospectus, Flagship Funds Inc., a wholly-owned subsidiary of Flagship Resources Inc., acts as the distributor (the "Distributor") of shares of each of the Funds in accordance with the terms of the Distribution Agreement dated September 30, 1993 for the Flagship Utility Income Fund. The Distributor will make a continuous offering of the shares and will be responsible for all sales and promotion efforts. There is no redemption charge. Each Distribution Agreement must be approved in the same manner as the Advisory Agreement discussed under "Investment Advisory Services" above and will terminate automatically if assigned by either party thereto and is terminable at any time without penalty by the Board of Directors of any of the Funds or by vote of a majority of any of the Funds' outstanding shares on 60 days' written notice to the Distributor and by the Distributor on 60 days' written notice to any of the Funds.


   Pursuant to Rule 12b-l under the 1940 Act, the Fund has adopted a plan (the "Plan") with respect to Class A Shares, Class B Shares and Class C Shares which permits each of the Funds to pay for certain distribution and promotion expenses related to marketing the shares of each Portfolio. The Plan authorizes the Funds to expend their monies in an amount equal to the aggregate for all such expenditures to such percentage of each Fund's daily net asset value as may be determined from time to time by vote cast in person at a meeting called for such purpose, by a majority of the Funds' disinterested directors. The scope of the foregoing shall be interpreted by the directors, whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the directors, the following activities are hereby declared to be primarily intended to result in the sale of shares of the Funds: advertising the Funds or the Funds' investment manager's mutual fund activities; compensating underwriters, dealers, brokers, banks and other selling entities and sales and marketing personnel of any of them for sales of shares of the Funds, whether in a lump sum or on a continuous, periodic, contingent, deferred or other basis; compensating underwriters, dealers, brokers, banks and other servicing entities and servicing personnel (including the Funds' investment manager and its personnel or any of them for providing services to shareholders of the Funds relating to their investment in the Funds including assistance in connection with inquiries relating to shareholder accounts; the production and dissemination of prospectuses including statements of additional information) of the Funds and the preparation, production and dissemination of sales, marketing and shareholder servicing materials; and the ordinary or capital expenses, such as equipment, rent, fixtures, salaries, bonuses, reporting and recordkeeping and third party consultancy or similar expenses relating to any activity for which payment is authorized by the directors; and the financing of any activity for which payment is authorized by the directors. Pursuant to the Plan, each of the Funds through authorized officers may make similar payments for marketing services to non-broker-dealers who enter into service agreements with each of the Funds.


   The maximum amount payable by any of the Funds under the Plan and related agreements with respect to Class A Shares is .40% of each Portfolio's average daily net assets for the year attributable to such Class A Shares. For Class B Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class B Shares. For Class C Shares, the maximum amount payable annually is .95% of such Portfolio's average daily net assets attributable to such Class C Shares. In the case of broker-dealers and others, such as banks, who have Selling or Service Agreements with the Distributor or the Fund, the maximum amount payable to any recipient is .001096% per day (.40% on an annualized basis) of the proportion of daily net assets of the Portfolio attributable to Class A Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class B Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class B Shares represented by such person's customers. The maximum amount payable to any such recipient with respect to Class C Shares is .00260% per day (.95% on an annualized basis) of the proportion of average daily net assets of such Portfolio's attributable to Class C Shares represented by such person's customers. As described in the Prospectus, the Board of Directors may reduce these amounts at any time. All distribution expenses incurred by the Distributor and others, such as broker-dealers or banks, in excess of the amount paid by a Portfolio will be borne by such persons without any reimbursement from such Portfolio.


   As detailed in the chart below, under the Plan and related agreements, the Funds paid the amounts shown. Amounts permanently waived by the Distributor for the same periods are also shown. There is no historical data for Class B or Y shares.

   Fiscal Year        Amount Paid         Amount Permanently
  Ended June 30     to Distributor       Waived by Distributor
Intermediate
 Class A
 1994                   $    80                 $
 1995                     1,459                  1,470
 Class C
 1994                   $ 2,609
 1995                    14,297                 $   52
Limited Term
 Class A
 1994                       239
 1995                     2,041                  2,068
 Class C
 1994                     1,616
 1995                     9,452                  3,421

   These amounts are summarized below as to purpose.

                   Purpose:
  Fiscal Year   Compensation      Upfront     Advertising &    Salaries &
 Ended June 30    to Brokers   Commissions     Promotions       Benefits    Overhead     Total
Intermediate
 Class A
 1994               $   80        $    --        $   --           $ --        $ --      $    80
 1995                1,459             --            --             --          --        1,459
 Class C
 1994                   --          2,609            --             --          --        2,609
 1995                2,068         10,572         1,657            (--)        (--)      14,297
Limited Term
 Class A
 1994                  239             --            --             --          --          239
 1995                2,041             --            --             --          --        2,041
 Class C
 1994                   --          1,616            --             --          --        1,616
 1995                  733          8,719           (--)           (--)        (--)       9,452


   The Plan, the Distribution Agreement, the Selling Agreements and the Service Agreements of each of the Funds have been approved with respect to each of the Funds, by each of the Funds' Board of Directors, including a majority of the directors who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the Plan or any related agreement, by vote cast in person at meetings called for the purpose of voting on the Plan and such agreements. Continuation of the Plan and the related agreements must be approved annually in the same manner, and the Plan or any related agreement may be terminated at any time without penalty by a majority of such independent directors or by a majority of a Portfolio's outstanding shares. Any amendment increasing the maximum percentage payable under the Plan or other material change must be approved by a majority of the respective Portfolio's outstanding shares, and all other material amendments to the Plan or any related agreement must be approved by a majority of the independent directors.

   In order for the Plan to remain effective, the selection and nomination of directors who are not "interested persons" of each of the Funds must be done by the directors who are not "interested persons" and the persons authorized to make payments under the Plans must provide written reports at least quarterly to the Board of Directors for their review.


   Also, in its capacity as national wholesale underwriter for shares of the Funds, the Distributor received commissions on sales of the Funds' Class A and Class C Shares offered on a continuous basis for the years ended June 30, 1994 and 1995, as follows (there is no historical data for Class B or Y shares):

CLASS A SHARES

                          1994                       1995
                 -----------------------   ------------------------
                 Aggregate     Retained     Aggregate     Retained
Fund               Amount      by Dist.      Amount       by Dist.
-------------     ----------    ---------   ---------   -----------
Intermediate      $ 6,300        $100        $11,100       $1,900
Limited Term        7,700         100         15,600        3,100
                   --------      -------      -------      ---------
TOTAL             $14,000        $200        $27,700       $5,000
                   ========      =======      =======      =========


CLASS C SHARES

                       1994                 1995
                  ----------------   ------------------
                    Contingent           Contingent
                     Deferred             Deferred
Fund                Sales Load           Sales Load
-------------     ----------------   ------------------
Intermediate           $200                $2,000
Limited Term            500                 3,400
                   --------------
TOTAL                  $700                $5,400
                   ==============

                          CUSTODIAN AND TRANSFER AGENT


   Boston Financial, 225 Franklin Street, Boston, Massachusetts 02107, is the custodian, transfer agent and dividend disbursing agent for the Funds. It also maintains the accounting records, determines the net asset value and performs other stockholder services for each of the Funds.

                                   AUDITORS

   Deloitte & Touche LLP, 1700 Courthouse Plaza N.E., Dayton, OH 45402, are the independent auditors for the Funds.


                            PORTFOLIO TRANSACTIONS

   Subject to policy established by each of the Funds' Board of Directors, the Manager is primarily responsible for each of the Funds' investment decisions and the placing of securities orders. In placing orders, it is the policy of the Funds that the Manager obtain the best net results taking into account such factors as price (including the dealer spread, where applicable); the size, type and difficulty of the transaction involved; the size and breadth of the market; the firm's general execution and operational facilities; and the firm's risk in positioning the securities involved. While the Manager seeks reasonably competitive prices or commissions, the Funds will not necessarily always be paying the lowest price or commission available. The Manager does not expect to use any one particular broker or dealer, but, subject to obtaining best execution, brokers or dealers who provide supplemental investment research to each of the Funds or the Manager may receive orders for transactions by any of the Funds. In addition, the Manager may direct brokerage to brokers or dealers because of research services provided. Such information may be used by other clients of the Manager and not just the Funds. Conversely, each of the Funds may benefit from research services provided in respect to other clients. All research shall be paid for in compliance with Section 28 (e) of the Securities Exchange Act of 1934 or consistent with the fiduciary duties of the Board and the Manager. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under its Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information. Money market securities, bonds and debentures, in which the Manager may invest a portion of a Fund's assets, are usually traded over-the-counter, but may be traded on an exchange. For listed securities, the Manager will deal directly with the brokers and dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer.

   The Manager is able to fulfill its obligations to furnish a continuous investment program to the Funds without receiving research from brokers; however, it considers access to such information to be an important element of financial management. Although such information is considered useful, its value is not determinable, as it must be reviewed and assimilated, and does not reduce normal research activities in rendering investment advice under the Advisory Agreement. It is possible that the Manager's expenses could be materially increased if it attempted to purchase this type of information or generate it through its own staff.

   One or more of the other accounts which the Manager manages may own from time to time the same investments as the Funds. Investment decisions for the Funds are made independently from those of such other accounts; however, from time to time, the same investment decision may be made for more than one company or account. When two or more companies or accounts seek to purchase or sell the same securities, the securities actually purchased or sold will be allocated among the companies and accounts on a good faith equitable basis by the Manager in its discretion in accordance with the accounts' various investment objectives. In some cases, this system may adversely affect the price or size of the position obtainable for the Funds. In other cases, however, the ability of the Funds to participate in volume transactions may produce better execution. It is the opinion of each of the Funds' Board of Directors that this advantage, when combined with the other benefits available due to the Manager's organization, outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.

                  PURCHASE, REDEMPTION AND PRICING OF SHARES

   The various manners in which the shares of each of the Funds are offered to the public or may be redeemed, and the method of calculation by each of the Funds of net asset value per share (which is the offering price of the shares plus a sales charge that varies with the amount purchased) are described in the Funds' Prospectus.

Purchase

   The Directors of the Funds have eliminated sales charges from purchases of $2,000,000 or more in view of the benefits to all stockholders of greater total assets over which to spread fixed costs, the cost savings realized in dealing with large accounts and the absence of any dilution or other adverse effects on existing stockholders. On purchases of $2,000,000 or more (including any applicable rights of accumulation and combination and purchases under letters of intent), the Distributor will pay the dealer out of the Distributor's funds an amount equal to up to .15% of the total purchase, with the dealer required to repay such amount for any shares which are redeemed within one year of purchase.

   The Distributor offers several reduced sales charge programs as described below.

   1. Cumulative Purchase Discount (Class A Shares Only). Whenever an individual stockholder purchases Class A Shares of any series of the Fund, such individual stockholder may aggregate his holdings of all Class A Shares in any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor and any current purchases of Class A Shares to determine the applicable sales charge. A reduced sales charge will be imposed if the aggregate amount qualifies under the rate schedule. An individual stockholder may also aggregate the holdings of a spouse, any of their children and parents in the same fashion when making a particular purchase. Finally, for purposes of determining the applicable sales charge, trusts and other fiduciaries may aggregate the holdings of each trust estate or other fiduciary account in the same fashion even if the beneficiaries are unrelated. Any stockholder may also combine his holdings of Class A Shares subject to a front-end sales charge and current purchases of Class A Shares in all such funds distributed by the Distributor in order to qualify for a reduced sales charge on any particular purchase.

   2. Letter of Intent (Class A Shares Only). A stockholder may also qualify for reduced sales charges by sending to the Fund (within 90 days after the first purchase desired to be included in the purchase program) a signed, non-binding letter of intent to purchase, during a 13-month period, an amount sufficient to qualify for a reduced sales charge. A single letter may be used for spouses, their children and parents or any single trust estate or other fiduciary account. All investments in Class A Shares of the Fund or in Class A Shares of any other open-end mutual fund subject to a front-end sales charge distributed by the Distributor count toward the indicated goal. Once the Distributor receives the required letter of intent, it will apply to qualifying purchases within the 13-month period the sales charge that would be applicable to a single purchase of the total amount indicated in the letter. During the period covered by the letter of intent, 5% of the shares purchased will be restricted until the stated goal is reached. If the intended purchase program is not completed within the 13-month period, the sales charge will be adjusted upward as appropriate and a sufficient number of restricted shares will be redeemed by the Fund if the stockholder does not pay the increased sales charge.

   3. Broker-dealer and Flagship Employees. In view of the reduction of distribution expenses associated with sales of the Fund's shares to registered representatives and full-time employees of broker/dealers who have signed Selling agreements with the Distributor, such individuals are permitted to purchase shares of the Fund at net asset value for their personal accounts. The purchaser must certify to the Fund that certain qualifications have been met and agree to certain restrictions (such as an investment letter) in order to take advantage of this program. For similar reasons, shares of the Fund may be purchased at net asset value and in amounts less than the minimum purchase price by officers, trustees and full-time employees of the Fund, the Distributor and the Manager. For this purpose, the terms "registered representatives of broker/dealers who have signed Dealer Agreements with the Distributor," "officers," "directors" and "employees" include such persons' spouses, children, and parents, as well as the trustee or custodian of any qualified pension or profit sharing plan or IRA established for the benefit of such officer, director, employee, spouse, child or parent.

   4. Group Purchasers (Class A Shares Only). Members of a qualified group may purchase shares of the Fund at a reduced sales charge applicable to the group as a whole, if such purchases are made in an amount and manner acceptable to the Fund. The sales charge, if any, is based on the aggregate dollar value of shares purchased and still owned by the group, plus the current purchase amount. Members of a qualified group may purchase shares at net asset value (without sales charge) where the amount invested is documented to the Fund to be proceeds from distributions of a unit investment trust. Shares of the Fund may be purchased at net asset value (without sales charge) by tax-qualified employee benefit plans and by trust companies and bank trust departments for funds over which they exercise exclusive discretionary investment authority for which they charge customary fees and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

   A "qualified group" is one which (i) has previously been in existence,
(ii) has a primary purpose other than acquiring Fund shares at a discount and
(iii) satisfies investment criteria described in the Prospectus which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members and must agree to comply with certain administrative requirements relating to its group purchases. Under such purchase plans, subsequent investments will continue until such time as the investor notifies his group to discontinue further investments. There may be a delay between the time a member's funds are received by the group and the time the money reaches the Fund because of a qualified group's remittance procedures. Unless otherwise noted above, the investment in the Fund will be made at the public offering price based on net asset value determined on the day that the funds are received in proper form by the Fund.

   5. Redemptions from Unrelated Funds. Shares of the Fund may be purchased at net asset value where the amount invested is documented to the Fund to be proceeds from the redemption (within one year of the purchase of Fund shares) of shares of unrelated investment companies on which the investor has paid initial or contingent deferred sales charges or is no longer subject to a CDSL.


   6. Wrap Fee Accounts. Shares of the Fund may be purchased at net asset value by broker/dealers on behalf of wrap fee client accounts for which the broker/dealer charges a fee and performs advisory, custodial, recordkeeping or other services.


                                 SERVICEMARKS


   Flagship Financial has filed for federal registration of the Funds' servicemark. In addition, Flagship Financial has filed for federal registration with regard to its use of the servicemark "Plain Vanilla" in the investment and mutual fund area.


                              OTHER INFORMATION


   The Prospectus and the Statement of Additional Information do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act of 1933 and the 1940 Act with respect to the Fund and the securities offered by it pursuant to the Prospectus, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.


   Statements contained in the Prospectus or in the Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and the Statement of Additional Information form a part, each such statement being qualified in all respects by such reference.

                        Index to Financial Statements of
                         Flagship Admiral Funds Inc.
                        Flagship U.S. Government Funds


   Financial Statements and Independent Auditors' Report for the period ending June 30, 1995 for the following funds:

                                                              Page
                                                             -------
Flagship Limited Term U.S. Government Fund
 Statement of Investments in Securities and Net Assets         F-2
 Statement of Assets and Liabilities                           F-3
 Statement of Operations                                       F-3
 Statements of Changes in Net Assets                           F-4
Flagship Intermediate U.S. Government Fund
 Statement of Investments in Securities and Net Assets         F-5
 Statement of Assets and Liabilities                           F-6
 Statement of Operations                                       F-6
 Statement of Changes in Net Assets                            F-7
Notes to Financial Statements                                  F-8
Financial Highlights                                          F-11
Independent Auditors' Report                                  F-15

     [Ship logo]
     Portfolio Highlights           Flagship Limited Term U.S. Government Fund
================================================================================
                                                        JUNE 30,   JUNE 30,
ASSET ALLOCATION                                          1995      1994

U.S. GOVERNMENT AGENCIES                                  13.6%      --.%

U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED SECURITIES     43.1%      --.%

U.S. GOVERNMENT OBLIGATIONS                               43.0%    101.3%

OTHER NET ASSETS                                           0.3%     (1.3%)

PERFORMANCE COMPARISON* (Value of $10,000 investment from Fund's inception.) - Class A

[Graphic: Line Graph]

June 30,                         1994          1995
FUND BEFORE SALES
CHARGE OR EXPENSES            $  9,776       10,737
FUND AFTER SALES
CHARGE AND EXPENSES           $  9,533       10,393
MERRILL LYNCH U.S
TREASURY 5 YR. INDEX          $  9,474       10,561

The average total returns for the Fund for one year and since inception (2/1/94 Class A stock, 2/11/94 Class C stock), after deduction of the maximum sales charge and reinvestment of dividends, as of June 30, 1995 are 6.35% and 2.76% for Class A stock and 7.65% and 4.29% for Class C stock, respectively. *Assumes reinvestment of all dividends and distributions. The performance of Class C stock will be greater than or less than results of Class A stock due to differing sales charges and expenses. The quoted data represents past performance. Investment return and principal value will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original value.

U.S.GOVERNMENT                                                                 3

           [Ship logo]
           Portfolio Highlights      Flagship Intermediate U.S. Government Fund
================================================================================

                                                        JUNE 30,  JUNE 30,
ASSET ALLOCATION                                          1995      1994

U.S. GOVERNMENT AGENCIES                                  8.8%       --.%

U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED SECURITIES    44.2%       --.%

U.S. GOVERNMENT OBLIGATIONS                              46.7%      89.9%

OTHER NET ASSETS                                          0.3%      10.1%

PERFORMANCE COMPARISON* (Value of $10,000 investment from Fund's inception.) - Class A

[Graphic: Line Graph]

June 30,                1994          1995
FUND BEFORE SALES
CHARGE OR EXPENSES     $ 9,506       10,953
FUND AFTER SALES
CHARGE AND EXPENSES    $ 9,212       10,548
MERRILL LYNCH U.S
TREASURY 10 YR. INDEX  $ 9,071       10,458

The average total returns for the Fund for one year and since inception (2/1/94 Class A stock, 2/3/94 Class C stock), after deduction of the maximum sales charge and reinvestment of dividends, as of June 30, 1995 are 11.00% and 3.84% for Class A stock and 12.58% and 5.45% for Class C stock, respectively. *Assumes reinvestment of all dividends and distributions. The performance of Class C stock will be greater than or less than results of Class A stock due to differing sales charges and expenses. The quoted data represents past performance. Investment return and principal value will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original value.

U.S. GOVERNMENT                                                                4

           [Ship logo]
           Flagship Limited Term U.S. Government Fund
           Statement of Investments in Securities and Net Assets   June 30, 1995
================================================================================

     Face                                                                                              Market
    Amount                                                                                              Value
               U.S. GOVERNMENT AGENCIES - 13.6%
$   500,000    Federal National Mortgage Association, 6.310%, 03/07/01                           $    483,980
               Total U.S. Government Agencies                                                         483,980

               U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED SECURITIES - 43.1%
  1,590,421    Federal National Mortgage Association, 6.000%, 05/01/09                              1,537,729
               Total U.S. Government Agencies - Mortgage-Backed Securities                          1,537,729

               U.S. GOVERNMENT OBLIGATIONS - 43.0%
    500,000    U.S. Treasury Notes, 7.500%,10/31/99                                                   527,968
    500,000    U.S. Treasury Notes, 7.750%,11/30/99                                                   533,593
    440,000    U.S. Treasury Notes, 7.875%,11/15/99                                                   471,625
               Total U.S. Government Obligations                                                    1,533,186

Total Investments in Government Securities (Cost $3,469,530) - 99.7%                                3,554,895
Excess of Other Assets over Liabilities - 0.3%                                                         12,663
Total Net Assets - 100%                                                                           $ 3,567,558

See notes to financial statements.

U.S. GOVERNMENT                                                                5

           [Ship logo]
           Flagship Limited Term U.S. Government Fund
           Statement of Assets and Liabilities                     June 30, 1995
================================================================================
ASSETS:
  Investments, at market value (cost $3,469,530)                 $3,554,895
  Receivable for Fund shares sold                                    24,898
  Interest receivable                                                31,969
  Other                                                                 261
    Total assets                                                  3,612,023
LIABILITIES:
  Bank overdraft                                                        217
  Distributions payable                                              16,535
  Accrued expenses                                                   27,713
    Total liabilities                                                44,465
NET ASSETS                                                       $3,567,558
  Class A:
  Applicable to 166,540 shares issued
    and outstanding                                              $1,598,976
  Net asset value per share                                      $     9.60
  Class C:
  Applicable to 204,944 shares issued
    and outstanding                                              $1,968,582
  Net asset value per share                                      $     9.61

           [Ship logo]
           Flagship Limited Term U.S. Government Fund
           Statement of Operations             For the year ended June 30, 1995
================================================================================
INVESTMENT INCOME - INTEREST                                      $ 166,916
EXPENSES:
  Distribution fees - Class A (Note E)                                4,109
  Distribution fees - Class C (Note E)                               12,873
  Investment advisory fees (Note E)                                   8,338
  Custody and accounting fees                                        55,175
  Transfer agent's fees                                              25,865
  Registration fees                                                  28,013
  Legal fees                                                            213
  Audit fees                                                          3,039
  Reimbursement of organizational expenses (Note F)                  26,317
  Directors' fees                                                       258
  Stockholder services fees (Note E)                                    326
  Other                                                                 692
  Distribution and advisory fees waived (Note E)                    (11,988)
  Expense subsidy (Note E)                                         (130,372)
    Total expenses                                                   22,858
Net investment income                                               144,058
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized loss on security transactions                         (4,567)
  Change in unrealized appreciation (depreciation)
    of investments                                                  108,840
Net gain on investments                                             104,273
Net increase in net assets resulting from operations              $ 248,331

See notes to financial statements

6                                                               U.S. GOVERNMENT

           [Ship logo]
           Flagship Limited Term U.S. Government Fund
           Statements of Changes in Net Assets
================================================================================

                                                                                  Period From
                                                                  Year Ended    February 1, 1994
                                                                June 30, 1995   to June 30, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                           $   144,058    $    20,877
  Net realized loss on security transactions                           (4,567)       (24,328)
  Change in unrealized appreciation (depreciation)
    of investments                                                    108,840        (23,475)
Net increase (decrease) in net assets
  resulting from operations                                           248,331        (26,926)
Distributions to stockholders:
  Dividends from net investment income - Class A                      (65,232)        (8,363)
  Dividends from net investment income - Class C                      (77,637)       (11,841)
Net decrease in net assets from distributions to                      (65,232)        (8,363)
  stockholders - Class A
Net decrease in net assets from distributions to                      (77,637)       (11,841)
  stockholders - Class C
Capital stock transactions:
  Proceeds from shares sold - Class A                               1,943,777        576,702
  Proceeds from shares sold - Class C                               2,801,382      1,184,196
  Net asset value of shares issued in reinvestment of                  30,673          3,278
    distributions - Class A
  Net asset value of shares issued in reinvestment of                  38,284          5,473
    distributions - Class C
  Cost of shares reacquired - Class A                                (853,476)      (126,558)
  Cost of shares reacquired - Class C                              (1,725,132)      (369,373)
Net increase in net assets from capital stock                       1,120,974        453,422
  transactions - Class A
Net increase in net assets from capital stock                       1,114,534        820,296
  transactions - Class C
Total increase in net assets                                        2,340,970      1,226,588
NET ASSETS:
  Beginning of period                                               1,226,588              -
  End of period                                                   $ 3,567,558    $ 1,226,588
NET ASSETS CONSIST OF:
  Common stock, at par                                            $       371    $       131
  Paid-in surplus                                                   3,508,855      1,273,587
  Undistributed net investment income                                   1,862            673
  Accumulated net realized loss on security transactions              (28,895)       (24,328)
  Unrealized appreciation (depreciation) of investments                85,365        (23,475)
                                                                  $ 3,567,558    $ 1,226,588

See notes to financial statements.

U.S. GOVERNMENT                                                                7

           [Ship logo]
           Flagship Intermediate U.S. Government Fund
           Statement of Investments in Securities and Net Assets  June 30, 1995
================================================================================

   Face                                                                                              Market
  Amount                                                                                              Value
               U.S. GOVERNMENT AGENCIES - 8.8%
$   300,000    Federal Farm Credit Bank, 5.810%,11/10/03                                         $    286,596
               Total U.S. Government Agencies                                                         286,596

               U.S. GOVERNMENT AGENCIES - MORTGAGE-BACKED SECURITIES - 44.2%
  1,500,622    Federal National Mortgage Association, 6.500%, 01/01/24                              1,442,472
               Total U.S. Government Agencies - Mortgage-Backed Securities                          1,442,472

               U.S. GOVERNMENT OBLIGATIONS - 46.7%
    400,000    U.S. Treasury Notes, 5.875%, 02/15/04                                                  390,874
  1,000,000    U.S. Treasury Notes, 7.250%, 08/15/04                                                1,067,812
     60,000    U.S. Treasury Notes, 7.875%,11/15/99                                                    64,313
               Total U.S. Government Obligations                                                    1,522,999

Total Investments in Government Securities (Cost $3,091,415) - 99.7%                                3,252,067
Excess of Other Assets over Liabilities - 0.3%                                                          9,744
Total Net Assets - 100%                                                                           $ 3,261,811

See notes to financial statements.

8                                                                U.S. GOVERNMENT

           Ship logo
           Flagship Intermediate U.S. Government Fund
           Statement of Assets and Liabilities                     June 30, 1995
================================================================================
ASSETS:
  Investments, at market value (cost $3,091,415)                     $3,252,067
  Receivable for Fund shares sold                                        10,287
  Interest receivable                                                    47,267
  Other                                                                     244
    Total assets                                                      3,309,865
LIABILITIES:
  Bank overdraft                                                          4,961
  Distributions payable                                                  15,172
  Accrued expenses                                                       27,921
    Total liabilities                                                    48,054
NET ASSETS                                                           $3,261,811
  Class A:
  Applicable to 104,707 shares issued and outstanding                $1,013,292
  Net asset value per share                                          $     9.68
  Class C:
  Applicable to 232,156 shares issued and outstanding                $2,248,519
  Net asset value per share                                          $     9.69

           [Ship logo]
           Flagship Intermediate U.S. Government Fund
           Statement of Operations             For the year ended June 30, 1995
================================================================================
INVESTMENT INCOME - INTEREST                                           $161,687
EXPENSES:
  Distribution fees - Class A (Note E)                                    2,929
  Distribution fees - Class C (Note E)                                   14,349
  Investment advisory fees (Note E)                                      11,213
  Custody and accounting fees                                            55,375
  Transfer agent's fees                                                  25,865
  Registration fees                                                      28,013
  Legal fees                                                                213
  Audit fees                                                              3,039
  Reimbursement of organizational expenses (Note F)                      27,284
  Directors' fees                                                           258
  Stockholder services fees (Note E)                                        348
  Other                                                                     692
  Distribution and advisory fees waived (Note E)                        (10,768)
  Expense subsidy (Note E)                                             (132,664)
    Total expenses                                                       26,146
Net investment income                                                   135,541
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on security transactions                              8,320
  Change in unrealized appreciation (depreciation) of investments       200,196
Net gain on investments                                                 208,516
Net increase in net assets resulting from operations                  $ 344,057

See notes to financial statements

U.S. GOVERNMENT                                                                9

           [Ship logo]
           Flagship Intermediate U.S. Government Fund
           Statements of Changes in Net Assets
================================================================================

                                                                                                Period From
                                                                        Year Ended           February 1, 1994
                                                                       June 30, 1995         to June 30, 1994
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                 $   135,541            $    23,322
  Net realized gain (loss) on security transactions                           8,320                (37,267)
  Change in unrealized appreciation (depreciation) of investments           200,196                (39,544)
Net increase (decrease) in net assets resulting from operations             344,057                (53,489)
Distributions to stockholders:
  Dividends from net investment income - Class A                            (48,544)                (7,443)
  Dividends from net investment income - Class C                            (87,097)               (15,313)
Net decrease in net assets from distributions to                            (48,544)                (7,443)
  stockholders - Class A
Net decrease in net assets from distributions to                            (87,097)               (15,313)
  stockholders - Class C
Capital stock transactions:
  Proceeds from shares sold - Class A                                     1,273,720                535,314
  Proceeds from shares sold - Class C                                     1,575,716              1,161,223
  Net asset value of shares issued in reinvestment of                        17,162                  2,914
    distributions - Class A
  Net asset value of shares issued in reinvestment of                        26,900                  1,886
    distributions - Class C
  Cost of shares reacquired - Class A                                      (754,206)              (107,417)
  Cost of shares reacquired - Class C                                      (576,068)               (27,504)
Net increase in net assets from capital stock                               536,676                430,811
  transactions - Class A
Net increase in net assets from capital stock                             1,026,548              1,135,605
  transactions - Class C
Total increase in net assets                                              1,771,640              1,490,171
NET ASSETS:
  Beginning of period                                                     1,490,171                    ---
  End of period                                                         $ 3,261,811            $ 1,490,171
NET ASSETS CONSIST OF:
  Common stock, at par                                                  $       337            $       165
  Paid-in surplus                                                         3,129,303              1,566,251
  Undistributed net investment income                                           466                    566
  Accumulated net realized loss on security transactions                    (28,947)               (37,267)
  Unrealized appreciation (depreciation) of investments                     160,652                (39,544)
                                                                        $ 3,261,811            $ 1,490,171

See notes to financial statements

10                                                               U.S. GOVERNMENT

           [Ship logo]
           Notes to Financial Statements               Year ended June 30, 1995
================================================================================
A. DESCRIPTION OF BUSINESS
   The Flagship Limited Term U.S. Government Fund and Flagship Intermediate U.S. Government Fund are series of Flagship Admiral Funds Inc. (Corporation), a Maryland corporation registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Funds commenced investment operations on February 1, 1994. Both offer Class A and Class C stock to the investing public. Class A stock is sold with a front-end sales charge. Class C stock is offered with no front-end sales charge but is assessed a contingent deferred sales charge if redeemed within one year from the time of purchase. Both classes of stock have identical rights and privileges except with respect to the effect of sales charges, the distribution and/or service fees borne by each class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class. Capital stock of the Funds, which are registered under the Securities Act of 1933, as amended, is offered to the public on a continuous basis.

B. SIGNIFICANT ACCOUNTING POLICIES The following is a summary of significant accounting policies consistently followed by the Funds.

   Security Valuations: Portfolio securities are valued at the mean between the over-the-counter bid and asked prices as furnished by an independent pricing service. Short-term investments are stated at amortized cost, which approximates market value.

   Federal Income Taxes: It is the Funds' policy to comply with the Internal Revenue Code requirements applicable to regulated investment companies and distribute all taxable income to stockholders. Therefore, no federal income tax provision is required. Distributions from net realized capital gains may differ for financial statement and tax purposes primarily due to the treatment of wash sales and post-October capital losses.

   Security Transactions and Investment Income: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on securities are based upon the specific identification method for both financial statement and federal income tax purposes. The Fund amortizes discounts and premiums on purchases of portfolio securities on the same basis for both financial reporting and tax purposes. Interest income is recorded on the accrual basis.

   Distributions to Stockholders: The Funds' anticipated daily net investment income is declared as a dividend each day and paid monthly. Dividends are reinvested in additional shares unless otherwise requested. Net realized gains on security transactions, to the extent they exceed available capital loss carryforwards, are distributed to stockholders.

   Expense Allocation: Estimated expenses are accrued daily. Shared expenses incurred by the Corporation are allocated among the series based on each series' ratio of net assets to the combined net assets. Specifically identified direct expenses are charged to each series as incurred. Fund expenses not specific to any class of shares are prorated among the classes based upon the eligible net assets of each class. Specifically identified direct expenses of each class are charged to that class as incurred.

   Custodian Fees: The Funds have entered into an agreement with the custodian to reduce monthly custodian charges for compensating cash balances maintained on deposit. The compensating balance credit is based on 80% of the daily effective federal funds rate.

   Securities Purchased on a "When Issued" Basis: The Funds may, upon adequate segregation of securities as collateral, purchase and sell portfolio securities on a "when issued" basis. These securities are registered by a government agency, but have not been issued to the public. Delivery and payment take place after the date of the transaction and such securities are subject to market fluctuations during this period. The current market value of these securities is determined in the same manner as other portfolio securities. There were no "when issued" purchase commitments included in the statements of investments at June 30, 1995.

U.S. GOVERNMENT                                                               11

Notes to Financial Statements
================================================================================
C. CAPITAL STOCK
   At June 30, 1995, there were 100,000,000 shares equally divided into four Classes of $.001 par value capital stock authorized to each Fund. Transactions in capital stock were as follows:
                                                     Period From
                                     Year Ended    February 1, 1994
                                    June 30, 1995  to June 30, 1994
   LIMITED TERM - Class A
   Shares sold                         209,201       59,575
   Shares issued in
      reinvestment of
      distributions                      3,307          347
   Shares reacquired                   (92,489)     (13,401)
   Net increase in shares
      outstanding                      120,019       46,521
   Outstanding at beginning
      of period                         46,521          -0-
   Outstanding at end of period        166,540       46,521

                                                   Period From
                                   Year Ended   February 11, 1994
                                 June 30, 1995  to June 30, 1994
   LIMITED TERM - Class C
   Shares sold                         302,393      123,202
   Shares issued in
      reinvestment of
      distributions                      4,126          576
   Shares reacquired                  (186,127)     (39,226)
   Net increase in shares
      outstanding                      120,392       84,552
   Outstanding at beginning
      of period                         84,552          -0-
   Outstanding at end of period        204,944       84,552

                                                   Period From
                                   Year Ended    February 1, 1994
                                  June 30, 1995  to June 30, 1994
   INTERMEDIATE - Class A
   Shares sold                         141,795       56,598
   Shares issued in
      reinvestment of
      distributions                      1,901          315
   Shares reacquired                   (84,258)     (11,644)
   Net increase in shares
      outstanding                       59,438       45,269
   Outstanding at beginning
      of period                         45,269          -0-
   Outstanding at end of period        104,707       45,269

                                                  Period From
                                 Year Ended    February 3, 1994
                               June 30, 1995  to June 30, 1994
   INTERMEDIATE - Class C
   Shares sold                         173,777      122,369
   Shares issued in
      reinvestment of
      distributions                      2,951          205
   Shares reacquired                   (64,189)      (2,957)
   Net increase in shares
      outstanding                      112,539      119,617
   Outstanding at beginning
      of period                        119,617          -0-
   Outstanding at end of period        232,156      119,617

D. PURCHASES AND SALES OF SECURITIES

   Purchases and sales of securities for the year ended June 30, 1995 aggregated:
   Fund                               Purchases      Sales
   Limited Term                    $ 8,046,603   $ 5,847,320
   Intermediate                    $ 6,470,739   $ 4,778,169

   At June 30, 1995, net unrealized appreciation for financial reporting and federal income tax purposes aggregated $85,365 and $160,652, for the Limited Term and Intermediate Funds, respectively, and includes:
                                     Unrealized      Unrealized
   Fund                             Appreciation    Depreciation
   Limited Term                    $    96,308   $    10,943
   Intermediate                    $   163,684   $     3,032

   At June 30, 1995, the Limited Term Fund has available capital loss carryforwards of approximately $28,900 to offset future net capital gains in the amounts of $6,200 expiring June 30, 2002 and $22,700 expiring on June 30, 2003. Also, at June 30, 1995, the Intermediate Fund has available a capital loss carryforward of approximately $28,900 expiring June 30, 2002.

E. TRANSACTIONS WITH INVESTMENT
   ADVISOR AND DISTRIBUTOR

   Flagship Financial Inc. (Advisor), under the terms of agreements which provide for furnishing of investment advice, office space and facilities to the Funds, receives fees computed

12                                                               U.S. GOVERNMENT

   Notes to Financial Statements
================================================================================
   monthly on the daily net assets of the Funds. For the Limited Term Fund, fees are computed at an annualized rate of .35% of the average daily net assets. Fees are computed at an annualized rate of .50% of the average daily net assets for the Intermediate Fund. During the year ended June 30, 1995, the Advisor, at its discretion, permanently waived $6,499 and $9,246 of the Limited Term and Intermediate Funds' advisory fees, respectively. Also, under agreements with the Funds, the Advisor has agreed to subsidize certain expenses (excluding advisory and distribution fees) until the Funds reach a sufficient size to maintain a normal expense ratio to average net assets.
      The Funds have Distribution Agreements with Flagship Funds Inc. (Distributor). The Distributor serves as the exclusive selling agent and distributor of the Funds' Class A and Class C stock and in that capacity is responsible for all sales and promotional efforts including printing of prospectuses and reports used for sales purposes. Pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Funds have adopted plans to reimburse the Distributor each month for its actual expenses incurred in the distribution and promotion of all classes of the Funds' stock. The maximum amount payable for these expenses on an annual basis is .40% and .95% of the Funds' average daily net assets for Class A and Class C stock, respectively. During the year ended June 30, 1995, the Distributor, at its discretion, permanently waived distribution fees of $5,489 and $1,522 for the Limited Term and Intermediate Funds, respectively. Included in accrued expenses at June 30, 1995 are accrued distribution fees of $1,324 and $1,921 for the Limited Term and Intermediate Funds, respectively. Certain non-promotional expenses directly attributed to current stockholders are aggregated by the Distributor and passed through to the Funds as stockholder services fees.
      In its capacity as national wholesale underwriter for the shares of the Funds, the Distributor received commissions on sales of the Funds' shares for the year ended June 30, 1995, approximately as follows:
                       Gross          Paid to Other
   Fund             Commissions          Dealers
   Limited Term     $    15,600        $    12,500
   Intermediate     $    11,100        $     9,200

      For the year ended June 30, 1995, the Distributor received approximately $3,400 and $2,000 for the Limited Term and Intermediate Fund, respectively, of contingent deferred sales charges on redemptions of Class C shares. Certain officers and directors of the Funds are also officers and/or directors of the Distributor and/or Advisor.

F. ORGANIZATIONAL EXPENSES
   The organizational expenses incurred on behalf of the Funds, amounting to $131,601 for the Limited Term Fund and $136,382 for the Intermediate Fund, are being reimbursed to the Advisor on a straight-line basis over a period of five years. As of June 30, 1995, $26,317 and $27,284 has been reimbursed, respectively.

U.S. GOVERNMENT                                                               13

           [Ship logo]
           Flagship Limited Term U.S. Government Fund
           Financial Highlights                     Selected data for each share
                                                    of capital stock outstanding
                                                    throughout the period.
================================================================================
                                                              Period From
                                            Year ended      February 1, 1994 to
                                           June 30, 1995      June 30, 1994
Class A
Net asset value, beginning of period          $ 9.36           $  9.75
Income from investment operations:
  Net investment income                         0.59              0.20
  Net realized and unrealized
    gain (loss) on securities                   0.24             (0.40)
Total from investment operations                0.83             (0.20)
Less distributions:
  Dividends from net investment income         (0.59)           (0.19)
Total distributions                            (0.59)            (0.19)
Net asset value, end of period                $ 9.60           $  9.36
Total return(a)                                 9.08%            (5.54%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                    0.70%             0.21%
    Net investment income                       6.32%             5.15%
  Assuming no waivers and reimbursements:
    Expenses                                    6.89%            11.29%
Net investment income                           0.13%            (5.93%)
Net assets, end of period (000's)             $1,599           $   435
Portfolio turnover rate                        50.40%           113.35%

(a)The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.

14                                                               U.S. GOVERNMENT

           [Ship logo]
           Flagship Limited Term U.S. Government Fund
           Financial Highlights                     Selected data for each share
                                                    of capital stock outstanding
                                                    throughout the period.
================================================================================
                                                                Period From
                                          Year ended       February 11, 1994 to
                                        June 30, 1995       June 30, 1994
Class C
Net asset value, beginning of period      $ 9.36               $ 9.75
Income from investment operations:
  Net investment income                     0.54                 0.17
  Net realized and unrealized
    gain (loss) on securities               0.24                (0.39)
Total from investment operations            0.78                (0.22)
Less distributions:
  Dividends from net investment income     (0.53)               (0.17)
Total distributions                        (0.53)               (0.17)
Net asset value, end of period            $ 9.61               $ 9.36
Total return(a)                             8.65%               (6.37%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and
    reimbursements:
    Expenses                                1.16%                0.69%
    Net investment income                   5.84%                4.70%
  Assuming no waivers and
    reimbursements:
    Expenses                                7.50%               11.84%
    Net investment income                   (0.50%)             (6.45%)
Net assets, end of period (000's)         $ 1,969              $  791
Portfolio turnover rate                    250.40%             113.35%


(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized where appropriate.

U.S. GOVERNMENT                                                               15

[Ship logo]
Flagship Intermediate U.S. Government Fund        Selected data for each share
           Financial Highlights                   of capital stock outstanding
                                                  throughout the period.
================================================================================
                                                               Period From
                                             Year ended    February 1, 1994 to
                                            June 30, 1995    June 30, 1994
Class A
Net asset value, beginning of period        $  9.03            $  9.70
Income from investment operations:
  Net investment income                        0.60               0.23
  Net realized and unrealized gain (loss)
on securities                                  0.65              (0.68)
Total from investment operations               1.25              (0.45)
Less distributions:
  Dividends from net investment income        (0.60)             (0.22)
Total distributions                           (0.60)             (0.22)
Net asset value, end of period              $  9.68  $            9.03
Total return(a)                               14.43%            (12.10%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                   0.69%              0.19%
    Net investment income                      6.59%              5.90%
  Assuming no waivers and reimbursements:
    Expenses                                   7.42%             11.38%
    Net investment income                     (0.14%)            (5.29%)
Net assets, end of period (000's)           $ 1,013            $   409
Portfolio turnover rate                      205.91%             83.87%

(a) The total returns shown do not include the effect of applicable front-end sales charge and are annualized where appropriate.

16                                                               U.S. GOVERNMENT

           [Ship logo]
           Flagship Intermediate U.S. Government Fund
           Financial Highlights                     Selected data for each share
                                                    of capital stock outstanding
                                                    throughout the period.
================================================================================
                                                               Period From
                                              Year ended    February 3, 1994 to
                                            June 30, 1995    June 30, 1994
Class C
Net asset value, beginning of period            $  9.04         $  9.70
Income from investment operations:
  Net investment income                            0.53            0.19
  Net realized and unrealized
    gain (loss) on securities                      0.65           (0.66)
Total from investment operations                   1.18           (0.47)
Less distributions:
  Dividends from net investment income            (0.53)          (0.19)
Total distributions                               (0.53)          (0.19)
Net asset value, end of period                  $  9.69         $  9.04
Total return(a)                                   13.58%         (12.60%)
Ratios to average net assets
  (annualized where appropriate):
  Actual net of waivers and reimbursements:
    Expenses                                       1.40%           0.91%
    Net investment income                          5.78%           5.04%
  Assuming no waivers and reimbursements:
    Expenses                                       8.10%          11.61%
    Net investment income                         (0.92%)         (5.66%)
Net assets, end of period (000's)               $ 2,249         $ 1,081
Portfolio turnover rate                          205.91%          83.87%

(a) The total returns shown do not include the effect of applicable contingent deferred sales charge and are annualized where appropriate.

U.S. GOVERNMENT                                                               17

           [Ship logo]
           Independent Auditors' Report
================================================================================
TO THE STOCKHOLDERS AND DIRECTORS
FLAGSHIP U.S. GOVERNMENT FUNDS

We have audited the accompanying statements of assets and liabilities, including the statements of investments in securities and net assets, of the Flagship Limited Term U.S. Government Fund and the Flagship Intermediate U.S. Government Fund as of June 30, 1995, the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1995, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Flagship Limited Term U.S. Government Fund and the Flagship Intermediate U.S. Government Fund at June 30, 1995, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Dayton, Ohio
July 24, 1995

18                                                               U.S. GOVERNMENT

                                   APPENDIX I

                        DESCRIPTION OF SECURITIES RATINGS

   Standard & Poor's Ratings Group(r) -- A brief description of the applicable Standard & Poor's Ratings Group rating symbols and their meanings (as published by Standard & Poor's Corporation) follows:

   A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

   The rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

   The ratings are based on current information furnished by the issuer and obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

   The ratings are based, in varying degrees, on the following considerations:

     I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

    II. Nature of and provisions of the obligation;

   III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangements under the laws of bankruptcy and other laws affecting creditors' rights.

l. Long-term bonds
   AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

   AA Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

   A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

   BB-D Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The
           "CI" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

   Plus (+) or Minus (-): The ratings from "AA" to "BBB" may be modified by the addition of a plus or a minus sign to show relative standing within the major rating categories.

   Provisional Ratings: The letter "P" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

2. Preferred stock rating criteria
   Preferred stock ratings reflect the merits of each issue relative to the universe of preferreds, and not in relation to debt obligations. Since preferred stock is by definition a junior ranking security, preferred stock ratings do not factor in the security's junior position -- in a bankruptcy reorganization or liquidation -- to a company's debt obligations. However, preferred stock cannot be rated higher than a company's highest-ranking debt obligations because the same basic methodology and ratio norms are used to rate both types of securities.

   The financial analysis performed in conjunction with preferred stock ratings is virtually the same as that used to rate debt. Fixed-charge coverage and capitalization ratios are calculated treating preferred stock obligations as though they were debt. Accordingly, if there is a substantial amount of preferred, the rating on preferred stock could differ greatly from the debt rating; the company has less capacity to pay dividends and debt service than it has to meet debt service alone. The size of the differential is a function of how much preferred is outstanding. (While the gap can be a full rating category or more, a large amount of preferred will drag down the debt rating as well. Even though a company under duress can stop paying the preferred dividends to avoid default, the burden of the preferred increases the risk that the company will face such a financial crisis. The company will pay dividends as long as possible; this can sap its financial strength or siphon off funds that otherwise could be used to protect the firm's competitive position.)

   Preferred stock ratings also consider the vulnerability of the dividend to the firm's discretionary passing on a payment. It is often appropriate to rate preferred stock lower than indicated by pure financial analysis -- and well below the debt rating -- in the case of speculative grade credits. Such issuers may be expected to eliminate preferred dividends to help avoid financial constraints. Similarly, covenants in debt instruments can endanger payment of preferred dividends even if financial measures indicate a capacity to pay.

   Moody's Investors Service Inc. -- A brief description of the applicable Moody's Investors Service, Inc. rating symbols and their meanings follow:

l. Long-term bonds
   Aaa -- Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or by an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are more unlikely to impair the fundamentally strong position of such issues. With the occasional exception of oversupply in a few specific instances, the safety of obligations of this class is so absolute that their market value is affected solely by money market fluctuations.

   Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa Securities. These Aa bonds are high grade, their market value virtually immune to all but money market influences, with the occasional exception of oversupply in a few specific instances.

   A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as higher medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to A-rated bonds may be influenced to some degree by credit circumstances during a sustained period of depressed business conditions. During periods of normalcy, bonds of this quality frequently move in parallel with Aaa and Aa obligations, with the occasional exception of oversupply in a few specific instances.

   Baa -- Bonds which are rated Baa are considered as lower medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. The market value of Baa-rated bonds is more sensitive to change in economic circumstances, and aside from occasional speculative factors applying to some bonds of this class, Baa market valuations move in parallel with Aaa, Aa, and A obligations during periods of economic normalcy, except in instances of oversupply.

   Ba-C -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Moody's bond rating symbols may contain numerical modifiers of a generic rating classification. The modifier l indicates that the bond ranks at the high end of its category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

   Con. -- Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit status upon completion of construction or elimination of basis of condition.

2. Preferred Stock

   aaa An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa An issue which is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a An issue which is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

   baa An issue which is rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   ba An issue which is rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

   b An issue which is rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

   caa An issue which is rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

   ca An issue which is rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

   c This is the lowest rated class of preferred or preference stock. Issues so rated can be regarded as having extremely poor prospects of everattaining any real investment standing.

--------------
* Note: Moody's applies numerical modifiers 1, 2 and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch Investors Service, Inc. -- A brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings follows:

l. Long-term bonds

   AAA Bonds considered to be investment grade and the of highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

   AA Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated 'AAA'. Because bonds rated in the 'AAA' and 'AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated 'F-l+'.

   A Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

   BBB Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

   Plus (+) Minus (-) Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the 'AAA' category. NR Indicates that Fitch does not rate the specific issue.

   Conditional        A conditional rating is premised on the successful
                      completion of a project or the occurrence of a specific event.

   Suspended          A rating is suspended when Fitch deems the amount of
                      information available from the issuer to be inadequate for rating purposes.

   Withdrawn          A rating will be withdrawn when an issue matures or
                      is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

   FitchAlert         Ratings are placed on FitchAlert to notify investors
                      of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be raised or lowered.
                      FitchAlert is relatively short-term, and should be resolved within 12 months.

   Credit Trend       Credit trend indicators show whether credit
                      fundamentals are improving, stable, declining, or uncertain, as follows:

                      Improving (up arrow)
                      Stable (left, right arrow)
                      Declining (down arrow)
                      Uncertain (up, down arrow)

                      Credit trend indicators are not predictions that any rating change will occur, and have a longer-term time frame than issues placed on FitchAlert.

    Duff & Phelps Credit Rating Scale -- A brief description of the applicable Duff & Phelps rating symbols and their meanings follows:

   AAA Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

   AA+   High credit quality. Protection factors are strong. Risk is modest
   AA    but may vary slightly from time to time because of economic conditions.
   AA-
   A+    Protection factors are average but adequate. However, risk factors
   A     are more variable and greater in periods of economic stress.
   A-

   BBB+  Below average protection factors but still considered sufficient for
   BBB   prudent investment. Considerable variability in risk during economic
   BBB-  cycles.

   BB+   Below investment grade but deemed likely to meet obligations when due.
   BB    Present or prospective financial protection factors fluctuate according
   BB- to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

   B+    Below investment grade and possessing risk that obligations will not
   B     be met when due. Financial protection factors will fluctuate widely
   B- according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

   CCC Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

   DD Defaulted debt obligations, issuer failed to meet scheduled principal and/or interest payments.

   DP    Preferred stock with dividend arrearages.

                                  APPENDIX II

                      DESCRIPTION OF HEDGING TECHNIQUES

   Set forth below is additional information regarding the funds' defensive hedging techniques and use of repurchase agreements.

Futures and Index Transactions

   Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC").

   The purchase of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. When a fund purchases a financial future, it deposits in cash or securities an "initial margin" of between 1% and 5% of the contract amount. Thereafter, the fund's account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the fund to settle the final determination and the fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

   The sale of financial futures is for the purpose of hedging a fund's existing or anticipated holdings of long-term debt securities. For example, if a fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the fund's portfolio would decline, but the value of the fund's financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the fund from declining as much as it otherwise would have.

   Among the risks associated with the use of financial futures by a fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities which are the subject of the hedge.

   Thus, if the price of the financial future moves less or more than the price of the securities which are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the series may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the series may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

   The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The fund might find it difficult or impossible to close out a particular transaction.

   Options on Financial Futures. A fund may also purchase put or call options on financial futures which are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds on The Chicago Board of Trade. The purchase of put options on financial futures is analogous to the purchase of put options by a fund on its portfolio securities to hedge against the risk of rising interest rates. As with options on debt securities, the holder of an option may terminate his position by selling an option of the same series. There is no guarantee that such closing transactions can be effected.

Index Contracts

   Index Future. An index which assigns relative values to the securities included in the index is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all such securities included rather than a single security. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash rather than any security -- equal to specified dollar amount times the dif-ference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

   Index Options. The Fund may also purchase put or call options on U.S. Government or equity index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

   Index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No fund will enter into transactions in index or financial futures or related options unless and until, in the Manager's opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

   A fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by such fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which such fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. A fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund's Board of Directors ("Qualified Institutions"). The Manager will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the series Board of Directors.

   The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the series will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the series' ability to dispose of the underlying securities may be restricted. Finally, it is possible that the series may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the series may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

   The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the fund to keep all its assets earning interest while retaining "overnight" flexibility in pursuit of investments of a longer-term nature.

(1) Double-rules take place of graphic -- Rope Line

[outside cover]

                                   Investor Guide


                                   Flagship U.S.
                                   Government Funds(SM)


           (A)


                                   (bullet) Limited Term Fund
                                   (bullet) Intermediate Fund







                                   For Conservative Investors
                                   Seeking Income With the
                                   Highest Credit Quality



           (B) FLAGSHIP
________________________________________________________________________________


                      THIS BROCHURE INCLUDES A PROSPECTUS WHICH DESCRIBES IN DETAIL THE FUNDS' OBJECTIVES, INVESTMENT POLICIES, RISKS, SALES CHARGES, FEES, AND OTHER MATTERS OF INTEREST. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST
                      OR SEND MONEY.

Your Investment Goals


United States
Government
Securities are
recognized
throughout the
investing world
as the standard
by which credit
safety is defined.


Reaching Financial Security

Whether you are seeking to stay ahead of inflation, plan for retirement, or preserve your capital, you need to make investment decisions which enable you to achieve your financial goals without assuming uncomfortable levels of risk. Securities issued or backed by the U.S. Government are investments which may help you achieve your goals and reach financial security.

Credit Safety and Income

Securities issued or backed by the U.S. Government are recognized throughout the investing world as the standard by which credit safety is defined. Although neither the market value of these securities or the Funds shares are guaranteed, the timely payment of interest and principal is guaranteed by the U.S. Government. These securities continue to meet the needs of investors who are seeking to benefit from a high degree of safety with the opportunity for attractive levels of income. Many individual and institutional investors consistently invest in these securities for a core portion of their portfolio.

(D)

The Funds

The Flagship U. S. Government Funds are professionally managed portfolios of securities issued or guaranteed by the U.S. Government or its agencies. The Funds are a conservative choice for investors who are seeking higher returns than traditional savings options. Flagship offers two U.S. Government Funds, each with a different maturity structure.


--------(C)--------


Not a part of the prospectus

                                      (S)

Opportunities for
Steady, Secure Income


The Limited Term Fund

The Limited Term Fund seeks to provide higher returns than shorter-term savings vehicles like CDs and is managed for a high degree of price stability*. With a one- to five-year average maturity, this Fund may be well-suited to more conservative investors comfortable with the potential for minimal price movement and attractive returns.


                                                                             (E)

The Intermediate Fund
The Intermediate Fund seeks to provide slightly higher returns than the Limited Term Fund with the potential for modest price movement. With an average maturity of five to ten years, this Fund may be well-suited for slightly more experienced investors comfortable with price changes greater than the Limited Term Fund, but less than long-term funds.

--------------------------------------------------------------------------------
The Funds Investment Philosophy

Flagships investment philosophy is to achieve high, current income with liquidity and preservation of capital. The Funds manager will use technical and quantitative analysis to select appropriate securities which seek to provide a high yield with minimum interest rate risk exposure.
--------------------------------------------------------------------------------


*CDs are FDIC insured and offer a fixed rate of return. Investment in the Funds are not insured and their returns will fluctuate. Short-term investments are generally less volatile. Investment in the Funds represent a greater degree of risk to capital than investments in CDs. Shares, when redeemed, may be more or less than their original cost.

                                                             --------(F)--------

                                                    Not a part of the prospectus

U.S. Treasury Securities

(G)

The Appeal of U.S. Government Securities

Each Fund will invest in securities that are issued through the U.S. Treasury. Considered among the highest quality fixed income investments, these securities include U.S. Treasury Bills (less than one-year maturity), U.S. Treasury Notes (one- to ten-year maturity) and U.S. Treasury Bonds (10- to 30-year maturity). These issues have the full faith and credit of the U.S. Government behind them which guarantees the timely payment of interest and principle.

The Funds will also invest in securities issued by other government entities. These include U.S. Government agencies like the Government National Mortgage Association (Ginnie Mae), Federal Farm Credit Bank, Federal Home Loan Bank, Farmers Home Administration, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Our government issues and guarantees the timely payment of interest and principal on these securities.

                                                                             (H)

--------(I)--------

Not a part of the prospectus


                                      (S)

Choosing the Fund That is Right for You


                                                   Select the
                                                   Fund with the
                                                   reward and risk
                                                   profile that most
                                                   clearly matches your
                                                   investment objectives.

Balancing Reward and Risk

The value of most fixed income securities will fluctuate, primarily in response to interest rate movement. By developing a clearer understanding of how a securitys price will react to interest rates, you will be better equipped to choose the investment that may meet your objectives. Think of security prices and interest rates as being on opposite sides of a seesaw. When one goes up the other goes down by how much is determined by a securitys maturity (the period of time over which interest and principal payments are scheduled to be made).

(J)

Your Investment Time Horizon

If you are planning to invest for a short period of time, you may want to consider the Limited Term Fund. This Fund will typically fluctuate less, given a change in interest rates. If you are planning to invest for the longer term, you may want to consider the Intermediate Fund. This Fund may experience slight price changes, but may provide more attractive returns.

(K)

                                                             --------(L)--------

                                                    Not a part of the prospectus

The Funds
are designed for
individual and
institutional
investors, including
personal or
company-sponsored
retirement plans.

Taking Advantage of the Yield Curve

The illustration of the traditional yield curve indicates where each Funds maturity is positioned. As you can see, each investment may provide an attractive return. But remember, each will react to interest rate movement according to its maturity structure. Given a change in interest rates, a limited-term investment should fluctuate less, a longer-term investment more.

(M)

The Convenience of a Mutual Fund

With a professionally managed mutual fund, investors benefit from the added safety of owning many securities in one investment. Investors also avoid the inconvenience and many of the transaction costs associated with the direct purchase and holding of government securities. Investors in the Funds can buy or sell shares any business day at the then current net asset value.

A Conservative, Fixed Income Alternative

For many individual investors, the Funds offer a high quality, fixed income alternative to other short-term investments. The Fund may also be well-suited to:
     (bullet) Corporations           (bullet) IRAs, Keoghs
     (bullet) Pension Plans          (bullet) Municipal and State Governments

The Funds special features include:

     (bullet) Daily Investment and Liquidity at the Then Current Net Asset Value (bullet) Published Net Asset Value
     (bullet) Monthly Dividends
     (bullet) Monthly Statements, Annual and Semi-Annual Reports
     (bullet) Automatic Investment and Dividend Reinvestment Options

--------(N)--------

Not a part of the prospectus

The Funds' Investment Adviser


Flagship

Flagship was originally founded in 1970 as the money management division of The Mead Corporation, the forest products company. Since the launch of Flagship and its family of specialty fixed income mutual funds, assets under management have grown to nearly $4.5 billion with a shareholder base of over 100,000. The company is based in Dayton, Ohio.

(O)

                         Flagship's Investment Policy
                         Committee: (Seated left to right)
                         Bruce P. Bedford - Chairman,
                         Richard P. Davis - President.
                         Portfolio Managers: (Standing
                         left to right) Richard A. Huber,
                         Michael S. Davern, Robert M.
                         Ashbaugh, Jan E. Terbrueggen,
                         Walter K. Parker.

Performance

As a specialist in fixed income portfolio management, Flagship is well positioned to uncover investment opportunities as it seeks to enhance shareholder value. Flagships portfolio management team utilizes an active strategy to anticipate the changing economic conditions, as well as state and federal tax laws, as they seek to achieve your investment objectives.

Service

Flagships well-trained, responsive customer service team exists solely to meet your needs. Their goal is to give every shareholder request individualized attention, promptly providing accurate information and requested services.

(P)

Reliability

The investment strategies and disciplines of the portfolio management team are supported by the company-wide commitment to provide consistently reliable performance. Flagships professional staff is focused on meeting investor expectations and in fulfilling their mission: to seek to provide superior investment returns on the assets they manage for clients.


                                                             --------(Q)--------

                                                    Not a part of the prospectus

[outside back cover]


(R) FLAGSHIP
One Dayton Centre
One South Main Street
Dayton, Ohio 45402-2030

This brochure is authorized for distribution only when accompanied or preceded by an effective prospectus.

(C) 1994, Flagship Funds Inc.                            US-A-100 (08-94)

                                      (S)

Template for U.S. Government Investor Guide

Outside Cover

A - Family photo

B - Clipper ship

Page 1

C - Capital building

D - Family photo

Page 2

E - Average Maturity Range bar graph

        Bar stretching from 1 years to five years labeled Limited Term Fund. Also has a bar stretching from 5 years to 10 years labeled Intermediate fund

F - Capital building

G - Elderly man and woman photo

H - Authorized Quality Ranges bar graph

        Bar graph illustrating the quality of security funds. The x-axis is labeled with securities ratings starting at AAA and ending at D. Two bars stretch across the AAA range and are labeled Limited Term Fund and Intermediate fund respectively.

I - Capital building

J - Interest Rates vs. Security Prices line graph

        Line graph illustrating the relationship of securities prices going down as interest rates go up. No specific plot points are used. Limited Term and Intermediate Term are used as samples with arrows pointed down.

K - Relative Price Movement bar graph

        Header shows interest rate changes of plus or minus 1% and the effect of changes on security prices.

        Y Axis shows interest rates at:
        1 Year
        5 Year
        10 Year
        30 Year

        X Axis show security price movement at: 1 Year = 1% 5 Year = 4.3% 10 Year = 7% 30 Year = 13%

L - Capital building

M - Traditional Yield Curve graph

        A bar graph that illustrates the traditional yields of the Limited Term and Intermediate Term funds. The Limited Term bar rises from the bottom to 80% at the 5 year mark. The Intermediate Term bar rises from the bottom to 100% at the 10 year mark. An arc which begins between the 40% and 60% level crosses the Limited Term bar and the Intermediate bar at their top points and extends at 100% to the 15 year mark.

N - Capital building

Inside Back Cover

O - Flagship's Investment Policy Committee photo

P - Clipper ship inside a seal the reads "Flagship - Performance - Reliability - Service" in the outside ring.

Q - Capital building

Outside Back Cover

R - Clipper ship

S - Capital building screen (also appears in background of pages 1 and 3)